Exhibit 4.5

Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. The omissions have been indicated by (“[***]”), and the omitted text has been filed separately with the Securities and Exchange Commission.

Execution Version

February 16, 2007

JOINT VENTURE CONTRACT

between

Wuhu Chery Automobile Investment Co., Ltd.

and

Quantum (2007) LLC

for the Establishment of

Chery Quantum Auto Co., Ltd.

DATE: February 16, 2007

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February 16, 2007

i

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February 16, 2007

JOINT VENTURE CONTRACT

Preliminary Statement

THIS JOINT VENTURE CONTRACT (the “Contract”) is made on this 16th day of February, 2007 by and between Wuhu Chery Automobile Investment Co., Ltd., a limited liability company duly organized and existing under the laws of the People’s Republic of China (“PRC”), with its legal address at 8 Changchun Road, Wuhu Economic and Technological Development Area, Anhui Province, PRC, (hereinafter referred to as “Party A”), and Quantum (2007) LLC, a limited liability company established and existing under the laws of the State of Delaware, the United States of America, with its legal address at 16192 Coastal Highway, Lewes, Delaware 19958, USA (hereinafter referred to as “Party B”). Party A and Party B are hereinafter collectively referred to as “Parties”, and individually referred to as a “Party”.

After friendly consultations conducted in accordance with the principles of equality and mutual benefit, Party A and Party B have agreed to establish a limited liability Sino-foreign equity joint venture enterprise (the “JV Company”) in accordance with the Law of the People’s Republic of China on Equity Joint Ventures Using Chinese and Foreign Investment (hereinafter referred to as the “Joint Venture Law”), the Regulations for the Implementation of the Law of the People’s Republic of China on Equity Joint Ventures Using Chinese and Foreign Investment (hereinafter referred to as the “Joint Venture Regulations”), the Company Law of the People’s Republic of China (hereinafter referred to as the “Company Law”), other relevant laws and regulations of the PRC, and the provisions of this Contract.

NOW THEREFORE, it is hereby agreed as follows:

Article 1: Definitions

Unless otherwise provided herein, the following words and terms used in this Contract shall have the meanings set forth below:

1.1	“Affiliate” of a Party means any company or other entity other than the JV Company and the other Party to this Contract which, through ownership of voting stock or otherwise, directly or indirectly, Controls or is Controlled by, or under common Control with that Party.

1.2	“Ancillary Contracts” means the Land Use Rights Transfer Contract, the License Contract, the Trademark License Contract, and the Supply Contract.

1.3	“Articles of Association” means the Articles of Association of the JV Company that are signed by the Parties simultaneously with this Contract and are attached hereto as Appendix 2.

1.4	“Asset Appraisal Report” means the appraisal report to be issued by an accounting firm to be retained by Party A to valuate the tangible and intangible assets to be contributed by Party A to the JV Company.

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1.5	“Board” means the board of directors of the JV Company.

1.6	“Business License” means the business license to be issued to the JV Company by the PRC State Administration for Industry and Commerce (including its authorized local branches, as applicable).

1.7	“Chery” means Chery Automobile Co., Ltd.

1.8	“Company Establishment Date” means the date of issuance of the Business License.

1.9	“Contract Term” means the term of this Contract as set forth in Article 17.

1.10	“Control” means that power, which is possessed directly or indirectly by a person or entity, to direct or cause the direction of the management and policies of another person or entity through ownership of more than fifty percent (50%) of the voting stock or equity interest.

1.11	“Effective Date” means the date when this Contract comes into force, which shall be the date on which this Contract and the Articles of Association are approved by the Examination and Approval Authority.

1.12	“Examination and Approval Authority” means the appropriate PRC government department with the legal authority to approve this Contract and the Articles of Association under the applicable PRC laws and regulations.

1.13	“JV Company” means Chery Quantum Auto Co., Ltd., the Sino-foreign equity joint venture limited liability company formed by Party A and Party B pursuant to this Contract.

1.14	“JV Products” means those products produced by the JV Company, which are set forth in Appendix 1, and any other products that the Parties agree, in writing, that the JV Company shall produce.

1.15	“Land Use Rights Transfer Contract” means the contract to be executed between Party A and the JV Company, pursuant to which Party A will transfer the land use rights over the Site to the JV Company as part of its contribution to the registered capital of the JV Company.

1.16	“License Contract” means the contract to be executed between Party A and the JV Company, pursuant to which Party A will license to the JV Company for production of the JV Products any relevant intellectual property rights, technology, know-how which Party A owns or otherwise is entitled to grant a license.

1.17	“Model” means Motor Vehicles of a common style and design, which are designated by Party A or its Affiliates with a common alpha-numeric designation, and which are of same or similar size or dimension. For example, the Party A vehicles designated as B21 is one Model.

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1.18	“Motor Vehicle” means passenger cars, sport utility vehicles, light trucks, and other self-propelled land vehicles used for transportation of people or goods, provided however that agricultural transportation equipment and material transportation handling equipment are not included.

1.19	“Phase One” means the period of time during which the JV Company is expected to launch those JV Products specified in Appendix 1.

1.20	“PRC” means the People’s Republic of China; provided that, for the purpose of this Contract, the term shall not include Taiwan, the Special Administrative Region of Macau, and the Special Administrative Region of Hong Kong.

1.21	“Renminbi” or “RMB” means the lawful currency of the PRC.

1.22	“Second-Convened Meeting” shall have the meaning ascribed in Article 9.10.

1.23	“Senior Management Employees” means the JV Company’s General Manager, Deputy General Manager, Chief Financial Officer, and other management employees who directly report to the General Manager.

1.24	“Site” means that parcel of land, the location and boundaries of which are shown on the map attached hereto as Appendix 3.

1.25	“Supervisor” has that meaning as set forth in Article 10.1.

1.26	“Supervisory Committee” means the supervisory committee of the JV Company as constituted in accordance with Article 10 of this Contract.

1.27	“Supply Contract” means the supply contract to be executed between Wuhu Chery Automobile Purchasing Co., Ltd. and the JV Company, pursuant to which the JV Company shall purchase components and parts from Wuhu Chery Automobile Purchasing Co., Ltd.

1.28	“Trademark License Contract” means the contract to be executed between Chery and the JV Company, pursuant to which Chery will license certain trademarks to the JV Company.

1.29	“Third Party” means any natural person, legal person or other organization or entity that is other than the Parties to this Contract.

1.30	“Three Funds” means the JV Company’s reserve fund, enterprise development fund, and employee bonus and welfare fund as stipulated in the Joint Venture Regulations.

1.31	“United States Dollars” or “US$” means the lawful currency of the United States of America.

1.32	“Working Employees” means all employees of the JV Company, other than the Senior Management Employees.

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Unless otherwise stated, all references herein to numbered Articles and Appendices are to Articles and Appendices of this Contract.

Article 2: Parties to this Contract

2.1	The Parties to this Contract are:

(1)	Party A: Wuhu Chery Automobile Investment Co., Ltd., a limited liability company duly organized and existing under the laws of the PRC, with its legal address at 8 Changchun Road, Wuhu Economic and Technological Development Area, Anhui Province, PRC.

Legal Representative of Party A:

Name:	Zhou Biren
Position:	Chairman & General Manager
Nationality:	Chinese

(2)	Party B: Quantum (2007) LLC, a limited liability company established and existing under the laws of the State of Delaware, the United States of America, with its legal address at 16192 Coastal Highway, Lewes, Delaware 19958, USA.

Legal Representative of Party B:

Name:	Nir Gilad
Position:	Manager
Nationality:	Israeli

2.2	If a Party changes its legal representative, it shall promptly notify the other Party in writing of such change and the name, position and nationality of its new legal representative.

Article 3: Establishment and Legal Form of the JV Company

3.1	The Parties hereby agree to establish the JV Company promptly after the Effective Date in accordance with the Joint Venture Law, the Joint Venture Regulations, the Company Law, other relevant PRC laws and regulations, and the provisions of this Contract.

3.2	The name of the JV Company shall be in Chinese and Chery Quantum Auto Co., Ltd. in English.

3.3	The legal address of the JV Company shall be No. 1 Songshan Road, Wuhu, Anhui Province, PRC.

3.4	The JV Company may establish branch offices and subsidiaries within or outside of the PRC with the consent of the Board, and, if required, with approval from the relevant governmental authorities.

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3.5	The JV Company shall be an enterprise legal person under the laws of the PRC. The activities of the JV Company shall be governed by the laws, decrees, rules and regulations of the PRC, and its lawful rights and interests shall be protected by the laws, decrees, rules and regulations of the PRC.

3.6	The JV Company shall be a limited liability company. Unless otherwise provided in this Contract or otherwise agreed by a Party in writing, such Party shall only be liable to the JV Company to the extent of that Party’s respective subscribed contributions to the JV Company’s registered capital that are required to be made pursuant to this Contract. Unless otherwise provided in a written agreement signed by a Party, creditors of the JV Company and other claimants against the JV Company shall have recourse only to the assets of the JV Company and shall not seek compensation, damages or other remedies from such a Party.

Subject to the foregoing, in accordance with relevant PRC laws and regulations, the Parties shall share the profits and bear risks and losses of the JV Company in proportion to their capital contributions to the JV Company.

Article 4: Purpose, Scope of Business and Scale of Production

4.1	The purpose of the JV Company is to use efficient and advanced technology, product planning and management, production and distribution techniques to manufacture in the PRC, market and sell the JV Products worldwide, to improve the value and competitiveness of such products, to introduce new products, and to obtain satisfactory economic benefits for the Parties.

4.2	The business scope of the JV Company shall be to produce Motor Vehicles in the PRC, and to sell and distribute worldwide Motor Vehicles produced by the JV Company, and the parts, components and accessories therefor.

4.3	The JV Company’s production scale is expected, in Phase One, to reach no less than 150,000 Motor Vehicles per annum. In accordance with relevant market and sales conditions, such scale may be gradually expanded.

Article 5: Total Amount of Investment and Registered Capital

5.1	The JV Company’s total amount of investment shall be One Thousand and Five Hundred Million United States Dollars (US$ 1,500,000,000), and its registered capital shall be Five Hundred Million United States Dollars (US$500,000,000).

5.2	The Parties’ contributions to the JV Company’s registered capital shall be as follows:

5.2.1	Party A’s contribution to the registered capital of the JV Company shall be the equivalent of Two Hundred and Seventy Five Million United States Dollars (US$275,000,000), representing fifty five percent (55%) of the equity interest in the JV Company’s registered capital. Party A shall provide the following as its contribution to the JV Company’s registered capital:

(A)	an amount of RMB cash equal to the difference between Two Hundred and Seventy Five Million United States Dollars (US$275,000,000), on the one hand, and, on the other hand, the value of the land use rights referred to in Section B below and the amount of the license fee referred to in Section C below;

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(B)	those land use rights for the Site as further detailed and set forth in the Appendix 3, which have a total value appraised by an evaluation institute recognized by the PRC government, and confirmed by the relevant PRC state assets administration authorities; and

(C)	an amount of the license fees to be agreed by the Parties in the License Contract, and which the Parties agree shall constitute a part of Party A’s contribution to the registered capital of the JV Company.

5.2.2	Party B’s contribution to the registered capital of the JV Company shall be Two Hundred and twenty five Million United States Dollars (US$225,000,000), representing forty five percent (45%) of the equity interest in the JV Company’s registered capital. Party B shall make such contribution, in cash, in United States Dollars.

5.3	Subject to the fulfillment of the conditions precedent in Article 5.6, the Parties shall make their contributions to the JV Company’s registered capital, in amounts specified in Article 5.2 and as follows:

5.3.1	Each Party shall pay fifteen percent (15%) of its capital contribution referred to in Article 5.2 to the JV Company within ninety (90) days of the Company Establishment Date; and

5.3.2	Each Party shall contribute the balance of its capital contribution to the JV Company within ten (10) calendar days upon the fulfillment of the condition precedent stipulated in Article 5.6.2.

5.4	In the event that any Party fails to make its capital contribution, in whole or in part, in accordance with Article 5.3, such Party shall pay simple interest to the JV Company on the unpaid amount (or the value of the in-kind contribution) from the date due until the date the contribution is made. Such interest shall be computed using the London Interbank Offered Rate (“LIBOR”) quoted for the corresponding period for United States Dollars plus five (5) percentage points.

If any Party does not make its capital contribution in accordance with Article 5.3.1 or Article 5.3.2, the other Party shall have the right to terminate this Contract and claim damages from the breaching Party.

5.5

Each time a Party makes a contribution to the JV Company’s registered capital, an accountant registered in the PRC and agreed upon by both Parties shall, at the expense of the JV Company, promptly verify the contribution and issue a capital verification report to the JV Company. Such capital verification report shall be prepared on the basis that any capital contribution in the form of cash shall be deemed to be made on the date on which the relevant amount of cash has been deposited into a bank account of the

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JV Company, and that any capital contribution in the form of assets shall be deemed to be made on the date on which such assets are transferred to the possession of the JV Company.

Within thirty (30) days from receipt of the capital verification report, the JV Company shall issue an investment certificate to such Party that is in the form prescribed by the Joint Venture Regulations, that is signed by the Chairperson of the Board, and that is chopped with the JV Company’s chop. Each investment certificate shall indicate the amount of the capital contribution and the date on which such contribution was made, and a copy shall be submitted to the Examination and Approval Authority and the competent Administration for Industry and Commerce for the record. The General Manager shall maintain a file of all capital verification reports and copies of all investment certificates that have been issued to the Parties.

5.6	No Party shall be obligated to make any contribution to the JV Company’s registered capital if any of the following conditions has been neither satisfied nor waived, in writing, by both Parties:

5.6.1	the Business License has been issued; and

5.6.2	the Ancillary Contracts have been duly executed by the Parties thereto and become effective.

The Parties agree that if any of the above conditions precedent has not been satisfied or waived by each Party within three (3) months from the Company Establishment Date, or within any extended period of time as the Parties may agree in writing, then either Party shall have the right to terminate this Contract and the Articles of Association by written notice to the other Party, and neither Party shall have any right whatsoever to require any other Party to make any contribution to the registered capital of the JV Company or to require any other performance of this Contract or to claim any damages from the other Party.

Any capital contribution actually made to the JV Company prior to the date on which this Contract is terminated pursuant to this Article 5.6 shall be returned forthwith to the Party which made such contribution to the greatest extent possible. Following approval of termination of this Contract by the Examination and Approval Authority, the Business License shall be returned for cancellation forthwith.

5.7	Any increase in the registered capital and total investment of the JV Company shall require the written consent of both Parties and the unanimous approval of the Board.

5.7.1	The Parties shall contribute to any increase in registered capital in proportion to their respective shares of registered capital at the time of such increase, unless otherwise agreed in writing by the Parties and the Board.

5.7.2	All increases in the registered capital and total investment shall be approved by the Examination and Approval Authority, if required by relevant PRC laws and regulations. Upon receipt of such approval, the JV Company shall register the increase in the registered capital and total investment with the competent Administration for Industry and Commerce.

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5.7.3	In the event that the registered capital of the JV Company is increased, any Party which provides Renminbi cash as capital contribution shall be credited with a US$ amount equivalent to such RMB cash amount. Such US$ equivalent shall be calculated using the median of the official buying and selling rates for United States Dollars that is published by the People’s Bank of China on the date on which that RMB contribution was made.

5.8	Subject to Article 9.15(k) and (1), the JV Company shall be responsible for obtaining any loans or other financing that may be required by the JV Company to finance its operation and capital expenditures. Subject to the foregoing, the Parties shall cooperate with each other and the JV Company in facilitating the approval and grant by third party lenders of loans to the JV Company. In order to fund the difference between the total amount of investment and the registered capital, the JV Company may obtain, in accordance with the following, loans from banks or other authorized lenders in the PRC or from banks, export credit agencies, international financial organizations and other lenders abroad:

(a)	The JV Company shall first attempt to obtain such a loan on its own credit.

(b)	Secondly, the JV Company may pledge or mortgage its assets for the benefit of any lender as collateral for a loan by any such lender.

(c)	Thirdly, the Parties shall provide whatever support is required to fund the difference between the total amount of investment and the registered capital, either by way of shareholder loans and/or by guarantees in proportion to their respective share of registered capital of the JV Company at the time of the borrowing by the JV Company.

5.9	Any cost incurred by a Party in connection with the making of a capital contribution, loan, advance, guarantee or otherwise shall be paid by such a Party unless otherwise has been agreed in writing between the Parties.

5.10	No Party to this Contract may sell, assign, transfer or otherwise dispose of all or part of its equity interest in the registered capital of the JV Company (each, an “Equity Interest”) to a Third Party without the prior written consent of the other Party.

5.10.1	Notwithstanding Article 5.10, Party B agrees that Party A shall have the right at any time to assign all or part of its Equity Interest to an Affiliate and Party A agrees that Party B shall have the right at any time to assign all of its Equity Interest to an Affiliate that is a US corporation and is 100% owned by Israel Corporation, a corporation duly organized and existing under the laws of Israel (“Party B’s Assignee”). Any assignment by Party A of its Equity Interest to its Affiliate and any assignment by Party B of its Equity Interest to Party B’s Assignee are hereinafter in each case referred to as (“Internal Assignment”). By entering into this Contract, the Parties shall be deemed to have provided their respective consents to any Internal Assignment and shall waive their respective preemptive rights to purchase the Equity Interest to be assigned. The Parties shall cause their respective directors appointed at the Board to vote in favor of such Internal Assignment and shall execute all documentation and take any other action required to carry out such Internal Assignment.

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5.10.2	If required by relevant PRC laws and regulations, an assignment of Equity Interest under this Article 5.10 shall be submitted to the Examination and Approval Authority for approval. Upon receipt of such approval, the JV Company shall register the change in ownership with the competent Administration for Industry and Commerce.

5.11	No Party shall mortgage, pledge or otherwise encumber all or any part of its Equity Interest without the prior written consent of the other Party.

5.12	The Parties agree to provide, in proportion to their respective share of the registered capital of the JV Company at the time of borrowing by the JV Company, guarantees acceptable to a Third Party lender or lenders in order to ensure that the JV Company can borrow loans in an aggregate principal amount of up to four hundred million United States Dollars (US$ 400,000,000) in connection with the implementation of Phase One by the JV Company.

5.13	The Parties hereto agree, notwithstanding anything to the contrary contained in this Contract, that nothing herein shall be construed as an obligation of any Party to provide additional contributions to the JV Company in excess of the contributions set forth in Article 5.2 hereof or financial support to the JV Company, including in the form of guarantees, other than guarantees required to be provided pursuant to Article 5.12 hereof, in each case without the prior consent of such Party.

Article 6: Responsibilities of the Parties

6.1	In addition to its other obligations under this Contract, Party A shall have the following responsibilities:

6.1.1	assist the JV Company, upon its request, to apply for all approvals, licenses and permits required for the establishment and operation of the JV Company;

6.1.2	assist the JV Company, upon its request, to apply for the preferential tax treatment and other investment incentives available under the applicable PRC laws and regulations;

6.1.3	assist the JV Company, upon its request, in obtaining visas and working permits for its foreign employees in the PRC;

6.1.4	assist the JV Company, upon its request, to purchase, lease or otherwise procure from sources in the PRC equipment and machinery, tools, raw materials, office furniture and equipment, vehicles and other materials required for the JV Company’s production and operations;

6.1.5	assist the JV Company, upon its request, to recruit skilled managers and technical employees;

6.1.6	assist the JV Company, upon its request, to negotiate agreements for the provision of utility services and power; and

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6.1.7	handle other matters entrusted to it by the Board.

6.2	In addition to its other obligations under this Contract, Party B shall have the following responsibilities:

6.2.1	upon request by the JV Company, assist the JV Company’s employees and members of the Board to obtain visas and other necessary travel documents for business travel outside the PRC on behalf of the JV Company;

6.2.2	assist the JV Company, upon its request, to comply with any relevant product quality, technical, or environmental standards which apply to the JV Products outside of the PRC;

6.2.3	assist the JV Company, upon its request, to set up subsidiaries outside of the PRC and to sell the JV Products outside of the PRC; and

6.2.4	handle other matters entrusted to it by the Board.

6.3	Unless otherwise agreed in writing, the Parties shall be paid a reasonable compensation by the JV Company for the services provided to the JV Company under this Article 6, except if such compensation is already provided for in the relevant Ancillary Contracts.

Article 7: Representations and Warranties

7.1	Each of the Parties hereby represents and warrants to the other Party that, as of the date this Contract is signed and as of the Effective Date:

(a)	such Party is duly organized, validly existing under the laws of the place of its establishment or incorporation;

(b)	such Party has all requisite power and capacity required to enter into this Contract;

(c)	such Party has taken all corporate actions necessary to authorize it to enter into this Contract, and its representative whose signature is affixed hereto is fully authorized to sign this Contract and to bind such Party thereby;

(d)	upon the Effective Date, this Contract shall be legally binding on such Party;

(e)	all negotiations relative to this Contract and the transactions contemplated hereby have been carried on by such Party and its respective representatives without any assistance or the intervention of any person or entity requested by that Party or any of its Affiliates so as to give rise to any valid claim against such Party or its respective Affiliates, for a brokerage commission, finder’s fee, or other like payment.

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(f)	neither the signature of this Contract nor the performance of its obligations hereunder will conflict with, or result in a breach of, or constitute a default under, any provision of the Articles of Association, by-laws or other documents of such Party, or any law, regulation, rule, authorization or approval of any government agency or body, or of any contract or agreement, to which such Party is a party or subject;

(g)	no lawsuit, arbitration, other legal or administrative proceeding, or governmental investigation is pending or, to the best of such Party’s or its Affiliate(s)’ knowledge, is threatened, against such Party or its Affiliate(s) that would affect in any way its ability to enter into or perform this Contract or any of the Ancillary Contracts; and

(h)	all documents, statements and information in the possession of such Party relating to the transactions contemplated by this Contract which may have a material adverse effect on such Party’s ability to fully perform its obligations hereunder or which, if disclosed to the other Party, would have a material effect on the other Party’s willingness to enter into this Contract, have been disclosed to the other Party.

7.2	Party B represents and warrants that it is not Controlled directly or indirectly by any person, company, corporation or entity which directly or indirectly produces, distributes or sells, under any trademarks or brand names, passenger cars and/or the parts, components, and accessories therefor.

7.3	Party B represents and warrants that Israel Corporation holds and will hold, directly or indirectly, at least 40% of voting power and remain the largest shareholder in Party B during the Contract Term and members of the Ofer family on the date hereof control the majority of the voting power in Israel Corporation; provided that in no event will Israel Corporation transfer directly or indirectly any equity interest in Party B to any company that engages in the automotive business (other than Chery) [***]; and further provided that, subject to the above, that nothing herein shall limit the ability of Israel Corporation from implementing an internal reorganization, recapitalization or other similar transactions.

7.4	Party A represents and warrants that Chery holds and will hold, directly or indirectly, at least 40% of voting power and remain the largest shareholder in Party A during the Contract Term; provided that, subject to the above, nothing herein shall limit the ability of Chery from implementing an internal reorganization, recapitalization or other similar transactions.

7.5	Party A represents and warrants that Chery currently is entitled to use the granted land use rights over the Site for industrial purposes for at least 25 years and that pursuant to the terms and conditions of the Land Use Right Transfer Contract, on the date of transfer of the land use right over the Site from Party A to the JV Company, such right will be free of any security interest or adverse claims and Party A has no knowledge of any fact or circumstance that would give rise to any security interest or adverse claims by any third party in respect of the Site.

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7.6	Each Party shall indemnify the other Party against all losses, expenses and liabilities arising from a breach of any of the representations, warranties and undertakings set forth in Article 7.1, and Party B shall indemnify Party A against all losses, expenses and liabilities arising from a breach of any of the representations, warranties and undertakings set forth in Articles 7.2 and 7.3. Party A shall indemnify Party B against all losses, expenses and liabilities arising from a breach of any of the representations, warranties and undertakings set forth in Article 7.4 and 7.5.

7.7	[***]

7.8	[***]

Article 8: Technology, Trademarks, Sales and Procurement

8.1	Party A will license to the JV Company any relevant intellectual property rights, technology, know-how that Party A owns or otherwise is entitled to grant a license, for the production of those JV Products set forth in Appendix 1, pursuant to the terms and conditions of the License Contract. In the event that the JV Company intends to produce any Motor Vehicles which are not set forth in Appendix 1, the JV Company and Party A or Party A’s Affiliate shall discuss and enter into a license contract, pursuant to which Party A or Party A’s Affiliate will license to the JV Company for the production of such Motor Vehicle any relevant intellectual property rights, technology, know-how that Party A or Party A’s Affiliate owns or otherwise is entitled to grant a license. The JV Company shall be responsible for its product planning and management. Product planning and management shall mean the management of the following:

(a)	concept definition of the JV Products other than those set forth in Appendix 1;

(b)	target market definition;

(c)	brand positioning; and

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(d)	outsourcing of engineering contracts to or through Chery to make the JV Products meet target customer and regulatory requirements.

8.2	The brand(s), trade name(s), trademark(s), emblem(s) or the like to be used for, in connection with or on the JV Products or parts therefor or equipment shall be determined by Party A subject to consent of Party B. Party A or its Affiliates shall own any and all intellectual property rights (including but not limited to statutory or common law intellectual property rights) in respect of any brand(s), trade name(s), trademark(s), emblem(s) or the like to be used for, in connection with or on any of the JV Products or parts therefor or equipment. Party A or its Affiliates then shall license such brand(s), trade name(s), trademark(s), emblem(s) or the like to the JV Company for its use, pursuant to the terms and conditions of the Trademark License Contract. Those brand(s), trade name(s), trademark(s), emblem(s) or the like which will be created specially for the JV Company will be owned by Chery or Affiliates, and will be licensed to the JV Company for its exclusive use during the existence of the JV Company for, in connection with or on the JV Products and parts therefor pursuant to the terms and conditions of the Trademark License Contract, and no other parties including Chery and its Affiliates are permitted to use such brand(s), trade name(s), trademark(s), emblem(s) or the like, unless otherwise agreed jointly by the General Manager and CFO of the JV Company.

8.3	The Board shall ratify, and an authorized representative of the JV Company shall countersign, the Ancillary Contracts at the first meeting of the Board after all the Ancillary Contracts are finalized. Each Party hereby agrees that it shall consent and shall cause the directors appointed by each Party to consent to the JV Company’s due execution of and entry into the Ancillary Contracts.

8.4	The JV Company will have an exclusive right to produce and sell those Models for which Party A has granted the JV Company an exclusive right to produce pursuant to the terms and conditions of the License Contract or those Models for which Party A may grant to the JV Company an exclusive right to produce pursuant to any other license contracts.

8.5	The JV Company will sell and distribute the JV Products worldwide, primarily in the United States of America and in Europe. If Party A or its Affiliates have established a distribution network in any country, the JV Company will distribute the JV Products in such country through Party A’s or its Affiliates’ entire or part of the distribution network. For any country in which Party A or its Affiliates have not established a distribution network, the JV Company may establish wholly-owned sales subsidiaries in order to carry out its sales and distribution activities.

8.6	The Parties agree that Party A or its Affiliate shall have an exclusive right to supply to the JV Company the parts and components which may be required for the production of the JV Products and which also are used or will be used for the production of any Motor Vehicles by Party A or any of its Affiliates. The JV Company shall purchase such parts and components pursuant to the terms and conditions set forth in the Supply Contract. Party A or its Affiliates may directly supply such parts and components to the distributors or dealers of the JV Products.

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8.7	If, for whatever reason, the JV Company, is unable to sell the JV Products in a certain country because of restrictions imposed on Party B or its Affiliates under laws and regulations to which Party B or its Affiliates are subject, then the JV Company shall take whatever action is necessary to enable Party A and/or its designates to sell and/or to distribute the JV Products in that country pursuant to an agreement entered into between Party A and the JV Company.

Article 9: Board of Directors

9.1	The JV Company shall have a board and the Company Establishment Date shall be considered as the date on which the Board is established.

9.2	The Board shall consist of five (5) directors, three (3) of whom shall be appointed by Party A and two (2) of whom shall be appointed by Party B.

9.3	Each director shall be appointed for a term of four (4) years; provided that, the Party which has appointed a director may remove that director and appoint a replacement at any time. A director may serve consecutive terms if reappointed by the Party that originally appointed him/her.

9.3.1	If a seat on the Board is vacated by the retirement, resignation, disability or death of a director or by the removal of such director by the Party which originally appointed him/her, the Party which originally appointed such director shall appoint a successor to serve out such director’s term.

9.3.2	At the time this Contract is signed and each time a director is appointed or replaced, each Party shall notify the other Party in writing of the name of the appointee or replacement.

9.4	Party A shall designate a director to serve as the Chairperson of the Board. Party B shall designate a Vice Chairperson of the Board.

The Chairperson of the Board shall be the legal representative of the JV Company, and shall have the authority delegated to him/her by the Board. The Chairperson shall act in accordance with the provisions of this Contract, those in the Articles of Association, and the applicable PRC laws and regulations.

Whenever the Chairperson of the Board is unable to perform his/her responsibilities for any reason, he/she may designate the Vice Chairperson or another director to act as proxy for the Chairperson in his/her capacity as legal representative of the JV Company.

9.5	The JV Company shall indemnify each director against all claims and liabilities incurred by reason of his/her being a director of the JV Company, provided that the director’s acts or omissions giving rise to such claim or liability did not constitute intentional misconduct or gross negligence or a violation of criminal laws.

9.6	The first meeting of the Board shall be held in the PRC within thirty (30) days following the Company Establishment Date. Thereafter, the Board shall hold at least

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two (2) regular meetings in each calendar year. The Chairperson of the Board has the right to convene an interim meeting of the Board following notice to all directors in accordance with Article 9.8, and shall convene an interim meeting of the Board upon request of at least two (2) directors to convene such a meeting.

9.7	Board meetings shall be held at the registered address of the JV Company or such other place as may be agreed to by the Chairperson of the Board. Meetings may also be held by telephone or other electronic audio or video means such that everyone can hear each other at all times. Participation by a director or his/her proxy in a meeting held by such means shall constitute presence of such director or his proxy in person at a meeting.

9.8	A written notice of convocation of a Board meeting, that is in both English and Chinese and includes the time, place, date and agenda of the Board meeting, shall be distributed to all directors of the Board at least thirty (30) calendar days in advance of that meeting.

For that meeting, the Chairperson shall prepare a draft of the agenda, and shall distribute the written agenda to each director at least seven (7) calendar days prior to the meeting.

9.9	Four (4) directors present in person or by proxy shall constitute a quorum for all meetings of the Board of Directors, and no meeting shall be held and no resolution shall be adopted unless a quorum is present.

9.10	If, at any properly convened meeting, no quorum is constituted because less than four (4) directors are present in person or by proxy, then the Chairperson of the Board shall convene another meeting (the “Second-Convened Meeting”) as soon as practical (but not later than thirty (30) days thereafter) by giving seven (7) days’ notice to each director. In the event that there are directors who fail to attend that Second-Convened Meeting in person or by proxy, then those directors who are present at that meeting in person or by proxy shall be deemed to constitute a quorum.

9.11	If a director is unable to attend a Board meeting, he/she may issue a proxy in writing and entrust another director, the General Manager or the CFO as his/her representative to attend the meeting on his/her behalf. The representative so entrusted shall have the same rights and powers as the director who entrusted him/her. One representative who is a director may represent more than one other director by proxy. The Parties shall ensure that their appointed directors attend each Board meeting, either in person or by proxy. A director may also attend the meeting by telephone or video conference, provided that, he/she can hear and be heard by all other directors at the meeting.

9.12	When the General Manager is not a director, he/she may attend Board meetings only upon the request of the Board and in a non-voting capacity. If a matter concerning the appointment, dismissal, performance or remuneration of the General Manager who is also a director is to be discussed by the Board, then, at the request of any other director, the General Manager shall leave that Board meeting during which the discussion of such matter and any vote corresponding to it occurs.

9.13	The Board will cause complete and accurate minutes to be kept of all Board meetings in writing and in English and Chinese.

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9.13.1	Unless otherwise required under applicable laws and regulations, minutes of all meetings of the Board shall be signed by the directors present at the relevant meeting, and then be distributed to all the directors as soon as practicable after each meeting but not later than thirty (30) days from the date of such meeting.

9.13.2	The JV Company shall maintain a file of all Board meeting minutes and make the same freely available to the Parties and their authorized representatives.

9.14	The Board shall decide all matters of major importance to the JV Company, including, but not limited to, the following matters:

(a)	amendment of the Articles of Association;

(b)	merger of the JV Company with another organization;

(c)	termination or dissolution of the JV Company or the suspension of its operations;

(d)	increase or assignment of the JV Company’s registered capital;

(e)	investment by the JV Company in other companies and establishment of branches;

(f)	addition or elimination of any JV Product;

(g)	profit distribution plans, plans for making up losses, and the amount of allocations to the Three Funds;

(h)	approval of the JV Company’s annual and long-term business plans;

(i)	appointment, dismissal, salary and other compensation benefits of the General Manager, Deputy General Manager and Chief Financial Officer;

(j)	employee salary and welfare system of the JV Company;

(k)	decisions on matters relating to the liquidation work in accordance with Article 18 of this Contract and relevant laws and regulations; and

(l)	any other matters referred to the Board that, pursuant to relevant laws and regulations requires a resolution by the Board.

9.15	The adoption of resolutions concerning the following matters shall require the unanimous assent of all the directors who are present, in person or by proxy, at a duly convened meeting of the Board:

(a)	amendment of the Articles of Association;

(b)	merger, acquisition of equity interests in another entity, consolidation of the JV Company with another organization, division of the JV Company;

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(c)	termination or dissolution of the JV Company or the suspension of its operations;

(d)	increase, decrease or transfer of the JV Company’s registered capital;

(e)	execution or termination by the JV Company of any material partnership or joint venture contract whereby the agreed amount of equity investment by the JV Company is more than four million United States Dollars (US$4,000,000);

(f)	profit distribution plans, designation of the external annual auditors of the JV Company for annual auditing;

(g)	approval of annual budget, mid and long term business plans;

(h)	approval of the liquidation plan in accordance with Article 18.11 of this Contract;

(i)	any change of any significant accounting principles and practices, subject to the applicable PRC laws and regulations;

(j)	enter into any contract or other arrangement with a Party, a member of the Board or an Affiliate or any other Third Party entering into an agreement with JV Company on behalf of any Party, whereby a single transaction or a series of related transactions within a twelve (12) months’ period exceeds a contract value of aggregate two million United States Dollars (US$ 2,000,000), unless such contract or other arrangement is entered into pursuant to an existing agreement or contract approved by the Board, an item expressly approved by the Board in an annual budget of the JV Company or any Board resolutions;

(k)	issue of any debenture or the creation of any mortgage, charge, lien, encumbrance or other Third Party security interest over any of the JV Company’s material fixed assets or sell, convey, transfer, lease or otherwise dispose of, or grant an option or other right to purchase, lease or otherwise acquire (whether in one transfer or a series of related transfers) all or a material part of the JV Company’s fixed assets or the giving by the JV Company of any guarantee or indemnity to or becoming surety for any Third Party, provided that in all cases a single transaction or a series of related transactions within a twelve (12) months’ period exceeds a transaction value of aggregate five million United States Dollars (US$ 5,000,000);

(1)	any borrowing in excess of five million United States Dollars (US$ 5,000,000);

(m)	a decision to initiate an IPO of the shares of the JV Company;

(n)	settle any litigation matter or claim which would adversely affect the JV Company to conduct business or where the amount under dispute exceeds seven million United States Dollars (US$ 7,000,000), save that where any action is to be taken against one or more Parties or their Affiliates or any other Third Party entering into an agreement with JV Company on behalf of any Party, the approval of those Parties shall not be required;

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(o)	capital expenditures and investments exceeding the approved annual budget by more than ten percent (10%) or whereby a single transaction or a series of related transactions within a twelve (12) months’ period exceeds an investment value of aggregate four million United States Dollars (US$ 4,000,000), whichever is higher;

(p)	any other matters referred to the Board that, pursuant to relevant laws and regulations or this Contract or the Articles of Association requires an unanimous resolution by the Board.

The adoption of all other resolutions besides those mentioned in this Article 9.15 shall require the assent of a simple majority of the directors who are present, in person or by proxy, at a duly convened meeting of the Board.

9.16	The Board may, without convening a meeting, adopt any resolution, other than those requiring a unanimous vote, if at least three (3) of the directors then holding office consent in writing to such action. The Chairperson or any person authorized by the Chairperson pursuant to Article 9.4 shall send a written notice in both Chinese and English with the proposed agenda and the proposed resolutions to all directors at least twenty (20) calendar days in advance of the adoption of such resolutions. The directors shall inform the Chairperson or such person authorized by the Chairperson of his or her position on the proposed resolutions within fourteen (14) days of the aforementioned notice. Such written consent shall be filed with the minutes of the relevant Board proceedings and shall have the same force and effect as a majority vote of the directors present at a meeting of the Board. Such consent may be signed in counterparts which, taken together, shall constitute a single consent document. Those resolutions which require unanimous Board approval may be adopted without a meeting if all directors then holding office consent to such an action.

9.17	Directors shall serve without any remuneration, but all reasonable costs which are within the scope approved by the Board, including travel and accommodations, and which are incurred by the directors in the performance of their duties as directors shall be borne by the JV Company.

9.18	If for whatever reason the Board is unable to arrive at a decision on any matter, where the lack of the decision would materially and adversely affect the business operation of the JV Company and would cause serious harm to either of the Parties’ material interests under this Contract or any of the Ancillary Contracts, then, within sixty (60) days after the matter is first raised at a meeting of the Board, either Party shall be entitled to serve a notice (the “Conciliation Notice”) on the other Party requiring the Parties to attempt to promptly resolve the matter.

9.19	The Party who issues a Conciliation Notice shall describe in the Conciliation Notice the matter to be discussed, its position on the matter, and its evidence and arguments in support of its position. The other Party shall, within thirty (30) days of the date of the Conciliation Notice, give a written response to the Party who issued the Conciliation Notice.

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9.20	Within sixty (60) days from the date of the Conciliation Notice, a meeting of the Board shall be scheduled in which the Board shall finally decide on the matter described in the Conciliation Notice. If, for whatever reason, the Board at its meeting is unable to arrive at a decision on this matter, an event of deadlock shall be deemed to exist and either Party shall be entitled to terminate this Contract pursuant to Article 18.1.

9.21	Notwithstanding any provisions of Article 9.20, in the event the Board at its meeting referred to in Article 9.20 is unable to arrive at a decision on any matters referred to in Article 9.15 (g), (h) and (o), then such matters shall be decided by a simple majority of the directors who are present, in person or by proxy, at such meeting. If a matter shall be brought to the Board for a decision pursuant to the preceding sentence relating to any of the matters set forth therein at any time during the term of the JV Company, then upon the third occurrence of such event, an event of deadlock shall be deemed to exist and either Party shall be entitled to terminate the Contract pursuant to Article 18.1.

Article 10: Supervisory Committee

10.1	The JV Company shall have a Supervisory Committee which shall consist of three (3) supervisors (each, a “Supervisor”), with one convener (the “Convener”) elected by a majority of the Supervisors from among its members. When the Convener is unable to exercise his/her duties and powers, then a Supervisor who has been designated, in writing, by the Convener shall perform the Convener’s duties on the Convener’s behalf.

10.2	The Supervisory Committee shall exercise the following duties and powers:

(a)	to inspect the financial affairs of the JV Company;

(b)	to supervise the Board and Senior Management Employees in the performance of their duties, put forward proposals on the dismissal of any such person who violates laws or administrative regulations, the Articles of Association or any resolution of the Board;

(c)	to request that the Board members, the General Manager of the JV Company, and other Senior Management Employees redress conduct which is detrimental to the interests of the JV Company;

(d)	to institute legal proceedings against Directors or Senior Management Employees of the JV Company in accordance with Article 152 of the PRC Company Law; and

(e)	to exercise other duties and powers specified in the Company Law and the Articles of Association.

The Supervisors are entitled to attend Board meetings, but shall not have the right to cast a vote at those Board meetings.

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10.3	The Supervisory Committee shall convene at least two (2) meetings each year. Written notice shall be sent by its Convener to each Supervisor at least fourteen (14) calendar days prior to the meeting.

10.4	The notice of meetings of the Supervisory Committee shall include the following contents: the date, place and time of the meeting, main contents and topics for discussion and the date of dispatch of the notice.

10.5	Supervisors shall be elected in accordance with the following rules:

(a)	Party A shall be entitled to appoint one (1) Supervisor, Party B shall be entitled to appoint one (1) Supervisor, and staff and workers of the JV Company shall appoint one (1) Supervisor through a democratic vote.

(b)	No member of the Board, General Manager of the JV Company, or Senior Management Employees may concurrently act as a Supervisor of the JV Company.

10.6	The term of office of a Supervisor shall be three (3) years. Supervisors may be re-elected to serve consecutive terms.

10.7	All of the Supervisors must be present at a duly convened meeting in order to constitute a valid quorum.

10.8	Decisions adopted at a meeting of the Supervisory Committee shall only be valid if adopted by the affirmative vote of more than fifty percent (50%) of the Supervisors present in person or by proxy at a duly convened meeting.

10.9	The Parties shall ensure that their appointed Supervisors attend each meeting of the Supervisory Committee, either in person or by proxy.

10.10	Meetings of the Supervisory Committee may be attended by the Supervisors in person, or by conference telephone or similar communication equipment where all persons participating in the meeting can hear and speak to each other or by proxy and such participation shall constitute presence in person. If a Supervisor is unable to attend for any reason, he/she may appoint another Supervisor or person by proxy to attend on his/her behalf.

10.11	The Supervisory Committee may adopt any resolution without a meeting if all the Supervisors then holding office consent unanimously in writing to such action.

10.12	Supervisors shall serve without any remuneration, but all reasonable costs which are within the scope approved by the Supervisory Committee, including travel and accommodations, and which are incurred by the supervisors in the performance of their duties as supervisors shall be borne by the JV Company.

10.13	The JV Company shall indemnify each of Supervisors against all claims and liabilities incurred by reason of that person being a Supervisor of the JV Company, provided that the acts or omissions of the giving rise to such claim or liability did not constitute intentional misconduct or gross negligence or a violation of criminal laws.

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Article 11: Management Organization

11.1	The JV Company’s management organization shall be under the leadership of a General Manager who shall report directly to the Board. In addition to the General Manager, the JV Company also shall have other Senior Management Employees as set forth in this Contract and the Articles of Association, or as determined by the Board. All Senior Management Employees shall be responsible to and shall report to the General Manager.

11.2	The Senior Management Employees shall be nominated and appointed as follows:

11.2.1	The General Manager shall be nominated by Party A. Such nomination shall be presented to the Board. The Board shall then approve the nomination by a simple majority vote of those directors on the Board who are present in person or by proxy at a duly convened Board meeting and the approval of the Board shall not be unreasonably withheld. Party A may propose at any time to dismiss the General Manager and the approval of the Board shall not be unreasonably withheld.

11.2.2	The chief financial officer (“CFO”) shall be nominated by Party B. Such nomination shall be presented to the Board. The Board shall then approve the nomination by a simple majority vote of those directors on the Board who are present in person or by proxy at a duly convened Board meeting and the approval of the Board shall not be unreasonably withheld. Party B may propose at any time to dismiss CFO and the approval of the Board shall not be unreasonably withheld.

11.2.3	The General Manager and CFO each shall serve for a term of four (4) years. Each of the General Manager and CFO may each serve successive terms, if re-nominated by the Party who initially nominated him or her.

11.2.4	The appointment and dismissal of the Deputy General Manager shall be determined by the General Manager and approved by the Board. The Deputy General Manager shall be in charge of one of the functional departments of the JV Company. Subject to Articles 11.2.1 and 11.2.2, other Senior Management Employees shall be nominated, appointed, or dismissed directly by the General Manager.

11.3	All replacements for the General Manager, CFO, and other Senior Management Employees, whether by reason of retirement, resignation, disability or death or by removal for any reason by the General Manager or the Party which nominated or appointed him/her in accordance with Article 11.2, shall be nominated and appointed in the same manner as the original appointee in accordance with Article 11.2.

The General Manager, Deputy General Manager and CFO may be dismissed by the Board at any time, for intentional misconduct or gross negligence or for graft or serious dereliction of duties or other due causes as required by PRC law.

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11.4	The General Manager shall be in charge of the day-to-day operation and management of the JV Company and shall carry out all matters entrusted to him/her by the Board. All other Senior Management Employees shall assist the General Manager in his/her work and shall carry out the functions delegated to him/her by specific written authorization of the General Manager.

The General Manager shall obtain the consent of CFO (such consent shall not be unreasonably withheld) before he can commit the JV Company to spend more than two million United States Dollars (US$ 2,000,000) in any transaction or series of related transactions within twelve consecutive months, unless such expenditure is approved by the Board in its annual budget. Any transaction or series of related transactions within twelve consecutive months in excess of five hundred thousand United States Dollars (US$ 500,000) between a Party or its Affiliates and the JV Company must be approved by both the General Manager and CFO.

11.5	The General Manager has the right and the responsibility to take actions and make decisions, in accordance with this Contract and the Articles of Association, that are within the scope of operations set out in the annual business plan approved by the Board, or are within such additional scope of authority as the Board may delegate to the General Manager.

11.6	Unless otherwise approved by the Board, the General Manager and all other Senior Management Employees shall perform their duties on a full-time basis and, except for positions which they hold with a Party or its Affiliate, shall not concurrently serve as a manager, an employee or a consultant of any other company or enterprise, nor shall they serve as a director of, or hold any interest in, any company or enterprise that competes with the JV Company.

11.7	The General Manager and CFO shall provide the Board with at least sixty (60) days’ written notice prior to resigning from their respective duties.

11.8	The JV Company shall indemnify the Senior Management Employees against all claims and liabilities incurred by reason of that person being a Senior Management Employee of the JV Company, provided that the acts or omissions of the Senior Management Employee giving rise to such claim or liability did not constitute intentional misconduct or gross negligence or a violation of criminal laws.

Article 12: Labor Management and Labor Union

12.1	Matters relating to the recruitment, employment, dismissal, resignation, wages and welfare of the Senior Management Employees and the Working Employees of the JV Company shall be handled in accordance with the Labor Law of the People’s Republic of China and related PRC national and local government regulations (hereinafter collectively referred to as the “Labor Laws”). The JV Company’s internal labor policies and the major rules and regulations shall be approved by the Board, and the JV Company’s detailed rules and regulations shall be determined by the General Manager and CFO provided that such internal policies and rules and regulations shall not conflict with the Labor Laws.

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12.2	All employees shall be employed by the JV Company in accordance with the terms of labor contracts entered into between the JV Company and individual employees. Such labor contracts shall provide, among other terms, such appropriate restrictive covenants as may be determined necessary by the General Manager concerning competition and confidentiality. Every employee shall also sign a separate confidentiality agreement with the JV Company.

12.3	Employees will be selected according to their professional qualifications, individual characteristics and working experience. The specific number and qualifications of the Working Employees shall be determined by the General Manager, in accordance with the operating needs of the JV Company.

12.4	Each employee may be examined and interviewed by the General Manager (or his/her designated representative) prior to commencement of employment by the JV Company. The General Manager shall have the right to decide, on behalf of the JV Company, whether to employ any person, except for those employees whose appointment and dismissal shall be approved by the Board, in accordance with this Contract.

12.5	All employees hired by the JV Company (other than employees seconded or transferred from Party A) must complete satisfactorily an appropriate probationary period of employment before they will be considered regular employees of the JV Company. The General Manager may discharge any employee during the probationary period if he/she determines that such employee is not suitable to the requirements of the JV Company.

12.6	The JV Company shall conform to rules and regulations of the PRC government concerning labor protection and ensure safe and civilized production. Labor insurance for the Working Employees of the JV Company shall be handled in accordance with the Labor Laws.

12.7	Employees shall have the right to establish a labor union in accordance with the Trade Union Law and other labor laws that are applicable to Sino-foreign equity joint ventures. The labor union shall have one chairperson. In accordance with the Trade Union Law, the JV Company shall allot each month two percent (2%) of the total amount of the real wages received by the JV Company employees for payment into a labor union fund, such payment to be a pre-tax expense of the JV Company. The labor union may use these funds in accordance with the relevant control measures for labor union funds formulated by the All China Federation of Trade Unions.

Article 13: Financial Affairs and Accounting

13.1	The JV Company shall have a CFO. The CFO, under the leadership of the General Manager, shall be responsible for the financial management of the JV Company.

13.2	The General Manager and the CFO shall prepare the JV Company’s accounting system and procedures in accordance with the Enterprise Accounting System in the PRC and other relevant PRC laws and regulations, and shall submit the same to the Board for adoption. Once adopted by the Board, the accounting system and financial accounting procedures shall be filed with the department in charge of the JV Company and with the relevant local department of finance and the tax authorities for the record.

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13.3	The JV Company shall adopt Renminbi as its bookkeeping base currency, but may also adopt United States Dollars or other foreign currencies as supplementary bookkeeping currencies.

13.4	All accounting records, vouchers, books and statements of the JV Company must be made and kept in Chinese. Upon reasonable request, the JV Company shall provide each Party with full access to its accounting records, vouchers, books and statements during normal business hours.

13.5	For the purpose of preparing the JV Company’s accounts and statements, calculation of profits to be distributed to the Parties, and for any other purposes where it may be necessary to effect a currency conversion, such conversion shall be made using the median rate for buying and selling for such currency announced by the People’s Bank of China on the date of actual receipt or payment by the JV Company.

13.6	An accountant independent of any Party, who is registered in PRC, shall be engaged by the Board as its auditor to examine and verify the JV Company’s annual financial statements and reports. The JV Company shall submit to the Parties an annual statement of final accounts in both Chinese and English not later than sixty five (65) calendar days after the end of the fiscal year in a form consistent with PRC laws and regulations. Upon request of Party B, the JV Company will prepare and submit to Party B quarterly statements within thirty (30) calendar days in a form consistent with PRC laws and regulations. The JV Company shall prepare and submit to the Parties financial statements in accordance with International Accounting Standards subject to an agreement between the Parties as to whether Party B or the JV Company shall bear the cost and expense to be incurred by the JV Company in connection therewith.

13.7	The JV Company shall separately open foreign exchange accounts and Renminbi accounts at banks within the PRC that have been approved and duly certified by the relevant PRC government authorities. Following approval by the State Administration of Foreign Exchange, the JV Company may also open foreign exchange bank accounts outside of the PRC. The JV Company shall apply for and maintain a Foreign Exchange Registration Certificate in accordance with applicable legal requirements. The JV Company’s foreign exchange transactions shall be handled in accordance with PRC laws and regulations concerning foreign exchange control.

13.8	The JV Company shall be responsible for maintaining a balance in its foreign exchange receipts and expenditures, primarily through the export of JV Products. However, in order to maintain such balance, the JV Company may also purchase foreign exchange from banks in accordance with the relevant laws of the PRC and adopt other methods permitted under the laws of the PRC. All costs incurred in converting Renminbi to foreign exchange in connection with the operating expenses of the JV Company shall be treated as operating expenses of the JV Company.

13.9	The JV Company shall adopt the calendar year as its fiscal year. The JV Company’s first fiscal year shall commence on the Company Establishment Date and shall end on the immediately succeeding December 31.

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13.10	After payment of income taxes by the JV Company in accordance with relevant laws of China, the Board will determine the annual allocations to the Three Funds from the after-tax net profits.

13.11	The distribution of after-tax profits to the Parties shall be handled in accordance with those laws of the PRC that apply to financial administration of foreign-invested enterprises, and shall be carried out as follows:

13.11.1	The Board shall, once every year and by a formally adopted resolution, decide on the amount of after-tax profit of the JV Company (after allocations to the Three Funds) to be retained in the JV Company for expanding its production and operations and the amount to be distributed to the Parties in proportion to their respective actual shares of the JV Company’s registered capital at the time of the Board resolution.

13.11.2	If the JV Company carries losses from the previous years, the profit of the current year shall first be used to cover those losses. No profit shall be distributed unless the deficit from the previous years is made up. The profit retained by the JV Company and carried over from the previous years may be distributed together with the distributable profit of the current year, or after the deficit of the current year is made up therefrom.

13.11.3	The profits available for distribution shall be calculated in Renminbi. After the JV Company has made payments in respect of its foreign exchange obligations, Party B shall be entitled to receive its share of profits in foreign exchange, with translation from Renminbi to United States Dollars for calculation purposes made at the median rate for buying and selling published by the People’s Bank of China on the date on which remittance to Party B is made. All costs incurred in converting Renminbi to foreign currency in connection with the distribution of profits to Party B, including the remittance thereof, shall be borne by Party B.

Article 14: Taxation and Insurance

14.1	The JV Company shall pay all taxes and duties required under the national and local laws and regulations of the PRC. The JV Company’s PRC and expatriate personnel shall pay individual income tax in accordance with the Individual Income Tax Law of the People’s Republic of China.

14.2	The JV Company will submit an application for confirmation of the JV Company as a “Technologically Advanced Enterprise” pursuant to relevant regulations and, upon receipt of such confirmation, shall register with the local tax authorities for the preferential tax treatment granted to Technologically Advanced Enterprises. The JV Company will apply for other preferential tax treatment which may be available to the JV Company from time to time under the applicable PRC laws and regulations.

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14.3	The JV Company, at its own expense, shall take out and maintain at all times during the Contract Term adequate insurance for the JV Company against loss or damage by fire, natural disasters, and such other risks as are customarily insured against in the industry during the construction of a manufacturing plant and operation of a manufacturing company. The JV Company shall also obtain and pay for all types of insurance required by laws and regulations of the PRC.

14.3.1	The property, transport and other types of insurance of the JV Company will be denominated in RMB, as appropriate.

14.3.2	The JV Company shall take out the appropriate amount of product liability and personal injury insurance in order to indemnify and protect the JV Company from Third Party product liability and personal injury claims.

14.4	The JV Company shall take out the required insurance from an insurance company or organization that is authorized by the relevant PRC authorities.

Article 15: Confidentiality

15.1	Prior to and during the Contract Term, each Party has disclosed or may disclose to the other Party confidential and proprietary information and materials concerning their respective businesses, financial condition, proprietary technology, research and development, and other confidential matters. Furthermore, during the Contract Term, the Parties may obtain such confidential and proprietary information concerning the JV Company and the JV Company may obtain such confidential and proprietary information of the Parties. Except as otherwise provided in the Ancillary Contracts, each of the Parties and the JV Company receiving such information as aforesaid (hereinafter referred to as “Confidential Information”) shall, for the Contract Term and a period of ten (10) years thereafter:

(1)	maintain the confidentiality of such Confidential Information; and

(2)	not disclose it to any person or entity, except to their respective employees and advisors who need to know such Confidential Information to perform their work responsibilities for the establishment and operation of the JV Company.

15.2	The provisions of Article 15.1 above shall not apply to Confidential Information that:

(1)	can be proved to have been known by the receiving party by written records made prior to disclosure by the disclosing party;

(2)	is or becomes public knowledge otherwise than through the receiving party’s breach of this Contract;

(3)	was obtained by the receiving party from a Third Party having no obligation of confidentiality with respect to such Confidential Information; or

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(4)	is required pursuant to any applicable securities law or regulation or by order of any competent court or governmental authority or any stock exchange to be disclosed.

15.3	Each Party shall advise its officers, directors, senior staff, and other employees receiving such Confidential Information of the existence of and the importance of complying with the obligations set forth in Article 15.1.

15.4	If required by any Party, the JV Company shall execute a separate confidentiality agreement with provisions consistent with those set out above with respect to Confidential Information obtained by the JV Company from such Party or its Affiliates.

15.5	Each of the Parties and the JV Company shall formulate rules and regulations to cause its directors, senior staff, and other employees, and those of their Affiliates, also to comply with the confidentiality obligations set forth in this Article 15. All officers, Board members, managers and other employees of the JV Company shall be required to sign a confidentiality undertaking, in a form acceptable to all Parties.

15.6	The provisions of this Article 15 shall not prejudice any rights or obligations that any Party or the JV Company might have under the provisions of applicable laws and regulations of the PRC.

15.7	This Article 15 shall remain binding on any natural or legal person who ceases to be a Party to this Contract through assignment of registered capital and of the corresponding contractual rights and obligations. In addition, the obligations and rights under this Article 15 shall survive the expiration or early termination of this Contract and shall remain in effect for the periods stated in this Article 15, notwithstanding the dissolution or liquidation of the JV Company.

Article 16: Non-Competition

16.1	Party B undertakes, and for its Affiliates it guarantees as a separate liability, that during the Contract Term, neither it nor any of its Affiliates shall itself or through entering into any joint venture or similar arrangement or through cooperation with an intermediary, unless with the express prior written consent of Party A:

16.1.1	carry on or be engaged, concerned or interested, directly or indirectly, whether as direct or indirect investor, shareholder, director, employee, partner, agent or otherwise, in carrying on, directly or indirectly, any aspect of:

(a)	the production, importation, distribution or servicing of complete vehicles, and the parts, components, or accessories therefor, in competition with the JV Company; and

(b)	participate in any activity or otherwise act in any way in competition with any business of the JV Company.

16.1.2	actively solicit, entice away or attempt to solicit or entice away from Party A or its Affiliates or the JV Company, any person who is an employee of the JV Company or who, as of the date of this Contract, is an officer, manager, consultant or employee of Party A or its Affiliates.

Execution Version

February 16, 2007

16.1.3	solicit, influence, entice or in any way divert any customer, distributor or supplier of Party A or of its Affiliates or of the JV Company to do business or in any way become associated with any competitor of Party A or of its Affiliates or of the JV Company.

16.2	The breach of any obligation under Article 16.1 by Party B or any of its Affiliates or their successors or assigns shall be referred to as an “IC Competition Event”.

16.3	Unless with the express prior written consent of Party B, Party A undertakes, and for its Affiliates (other than JV Company) it guarantees as a separate liability, that during the Contract Term, neither it nor any of its Affiliates shall itself or through entering into any joint venture or similar arrangement or through cooperation with an intermediary, produce and sell Motor Vehicles, unless such Motor Vehicles are distinctively different from Motor Vehicles that are JV Products, to the effect that physical shape and styling of body in white, dashboard, front and rear lighting, fender and bumper must not be identical.

16.4	The breach of any obligation under Article 16.3 by Party A or any of its Affiliates or their successors or assigns shall be referred to as a “Chery Competition Event”.

Article 17: Contract Term

17.1	Unless earlier terminated pursuant to the terms of Article 18 hereof, the Contract Term shall commence upon the Effective Date and shall extend for a period of twenty-five (25) years from the Company Establishment Date.

17.2	If both Parties agree in writing to continue the JV Company, no less than six (6) months prior to the expiration of the Contract Term, each Party shall cause its directors on the Board to vote in favor of a resolution to submit an application to the Examination and Approval Authority to extend the Contract Term for a term permitted by the PRC laws and regulations in effect at the time such application is submitted. The Contract Term shall be extended upon approval of the Examination and Approval Authority.

Article 18: Termination and Liquidation

18.1	Any Party shall have the right to terminate this Contract prior to the expiration of the Contract Term, by written notice to the other Party if any of the following events occur:

(a)	the circumstances described in Articles 5.4;

(b)	the circumstances described in Article 5.6;

(c)	the circumstances described in Article 9.20;

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February 16, 2007

(d)	The other Party materially breaches this Contract or materially violates the Articles of Association, and such breach or violation is not cured within sixty (60) days of written notice to the breaching/violating Party; provided, however, that if the material breach or material violation cannot reasonably be cured within sixty (60) days or such longer term as the Parties may agree, but the breaching or violating Party commences to cure the breach or violation within the 60-day period and diligently continues to cure the breach or violation, the non-breaching or non-violating Party shall not have the right to terminate this Contract, unless the breaching or violating Party has not cured the breach or violation within six (6) months after that sixty (60) days period or such longer term the Parties had agreed upon;

(e)	the JV Company or the other Party becomes bankrupt, or is the subject of proceedings for liquidation or dissolution, or ceases to carry on business, or becomes unable to pay its debts as they come due;

(f)	the other Party transfers or mortgages, pledges or otherwise encumbers all or any part of its equity interest in the JV Company in violation of the provisions of this Contract;

(g)	any government authority having authority over any Party requires any provision of this Contract, the License Contract, the Business License or the Articles of Association to be revised in such a way as to cause significant adverse consequences to the JV Company or any of the Parties. In such case, neither Party may sue the other Party for breaching of its obligation under Article 5.3;

(h)	the assets of the JV Company, in whole or in substantial part, are nationalized or confiscated;

(i)	the conditions or consequences of an Excusing Event (as defined in Article 20) prevail with the result of a major impairment to the functioning of the JV Company for a period in excess of six (6) months, and the Parties have been unable to find an equitable solution pursuant to Article 20;

(j)	any Ancillary Contract is terminated other than the breaching Party; or

(k)	any other termination event, as specified in PRC laws and regulations, occurs.

18.2	In the event that any Party gives notice to terminate this Contract pursuant to Article 18.1(b), Party A or a third party designated by Party A shall purchase from Party B and Party B shall assign to Party A or such a third party whatever interest Party B may have under this Contract and in the JV Company for a price of US$10. Within 10 days of the date of the notice of termination, the Parties shall sign a contract for assignment of Party B’s interest mentioned in the immediately preceding sentence and shall cause the directors appointed by them to approve the contract for assignment. The form and substance of the contract for assignment shall be substantially similar to those of the one attached hereto as Appendix 4. The Parties shall further submit the contract for assignment and other related documents to the Examination and Approval Authority for approval.

Execution Version

February 16, 2007

18.3	If any Party gives notice to terminate this Contract pursuant to Articles 18.1 (other than Article 18.1(b)), then the Parties shall endeavor to resolve the problem through negotiation and agreement. If, within sixty (60) days of a Party’s receipt of such termination notice, the Parties have not agreed in writing to continue this Contract, then Party A shall have the right to purchase all of Party B’s interest in the registered capital of the JV Company (a “Buyout”) subject to the terms and conditions of Articles 18.5 and 18.6. Without limitation to the foregoing, the Buyout right of Party A set forth above shall not apply in the event of a breach by Party A (or any of its Affiliates) under Articles 18.1(a), (d), (f) or (j);

18.4	If Party B gives notice to terminate this Contract pursuant to Articles 18.1(a), (d), (f) or (j), then the Parties shall endeavor to resolve the problem through negotiation and agreement. If, within sixty (60) days of Party A’s receipt of such termination notice, the Parties have not agreed in writing to continue this Contract, then Party B shall have the right to sell all of Party B’s interest in the registered capital of the JV Company and Party A shall have the obligation to buy Party B’s interest in the registered capital of the JV Company subject to the terms and conditions of Articles 18.5 and 18.6.

18.5	Within 30 days following the sixty (60) day period referred to in Article 18.3, Party A may serve a notice on Party B, in which Party A exercises its right to buy out Party B’s interest in the JV Company in accordance with Article 18.3 (“Party A Notice”). Within 30 days following the sixty (60) day period referred to in Article 18.4, Party B may serve a notice on Party A, in which Party B requests Party A to buy out Party B’s interest in the JV Company in accordance with Article 18.4 (“Party B Notice”). Upon receipt of the Party A Notice or the Party B Notice, as the case may be, the Parties shall promptly negotiate the price at which Party A may purchase Party B’s interest in the JV Company (“Buyout Price”).

18.6	If the Parties fail to agree on the Buyout Price within thirty (30) days from the date of the Party A Notice or the Party B Notice, as the case may be, the Parties shall, unless otherwise agreed, jointly conduct a valuation for the purpose of determining the Buyout Price. For such valuation, each Party shall nominate an independent and competent appraiser within forty-five (45) days from the date of the Party A Notice or the Party B Notice, as the case may be. Within seventy-five (75) days from the Date of the Party A Notice or the Party B Notice, as the case may be, the appraisers shall make their determination of the Buyout Price in a written report setting forth detailed reasons for such determination.

If the two (2) appraisers cannot agree on a valuation and their respective valuations differ by no more than ten percent (10%) of the higher one, the average of the two (2) valuations shall be the Buyout Price. If the two (2) valuations differ by more than ten percent (10%) of the higher one, then the Parties shall proceed to liquidate the JV Company pursuant to this Article 18.

18.7	After the Buyout Price has been determined pursuant to Article 18.5 or Article 18.6, the Parties shall enter into an agreement for transfer of interest in the registered capital of the JV Company, and each Party shall cause the directors appointed by such Party to approve the agreement.

Execution Version

February 16, 2007

18.8	If Party A does not exercise its Buyout right within thirty (30) days following the sixty (60)-day period provided for in Article 18.5, or Party B does not request Party A to purchase Party B’s interest in the JV Company in accordance with Article 18.5, or the two (2) valuations differ by more than ten percent (10%) of the higher one, then each Party and the directors on the Board appointed by each Party shall be deemed to have agreed both to terminate this Contract and to dissolve the JV Company. An application for such dissolution shall then forthwith be submitted to the Examination and Approval Authority.

18.9	Following an application to dissolve the JV Company pursuant to Article 18.8, the Board shall forthwith appoint a liquidation committee that shall have the power to represent the JV Company in all legal matters. The liquidation committee shall value and liquidate the JV Company’s assets in accordance with the applicable PRC laws and regulations and the principles set forth herein.

18.10	The liquidation committee shall be made up of three (3) members: Party A shall appoint two (2) members and Party B shall appoint one (1) member. Members of the liquidation committee may, but need not be, directors or senior employees of the JV Company. The liquidation committee may engage a lawyer and an accountant registered in the PRC to assist the liquidation committee. When permitted by PRC law, any Party may also appoint professional advisors to assist the liquidation committee. The Board shall report the formation of the liquidation committee to the relevant PRC government department in charge of the JV Company.

18.11	The liquidation committee shall conduct a thorough examination of the JV Company’s assets and liabilities, on the basis of which it shall develop a liquidation plan. If approved by the Board of Directors, such liquidation plan shall be executed under the liquidation committee’s supervision.

18.12	During the liquidation procedures, Party A shall have the option to purchase the assets of the JV Company which are used specifically for the production and /or testing of the JV Products at their original book value, and fully depreciated.

18.13	Subject to applicable PRC laws and regulations, the liquidation expenses, including remuneration to members and the lawyers and accountants assisting the liquidation committee, shall be paid out of the JV Company’s assets in priority to the claims of other creditors.

18.14	After the liquidation and division of the JV Company’s assets and the settlement of all of its outstanding debts, the balance shall be paid over to the Parties in proportion to their respective holdings in the equity interest of the registered capital of the JV Company at the time of liquidation. Party B shall have a priority to receive its share of the balance in foreign exchange.

18.15	On completion of all liquidation work, the liquidation committee shall provide to the Examination and Approval Authority a liquidation completion report which has been approved by the Board, shall hand in the JV Company’s Business License to the original registration authority, and shall complete all other formalities for nullifying the JV Company’s registration in the PRC and other jurisdictions, where applicable. Party B shall have a right to obtain, at its own expense, copies of all of the JV Company’s accounting books and other documents; but the originals of such books and documents shall be left in the care of Party A.

Execution Version

February 16, 2007

Except as otherwise provided in Articles 15, 18 and 19 of this Contract, neither Party shall have any further obligations or liabilities to the JV Company or the other Party under this Contract upon completion of the liquidation of the JV Company in accordance with this Article 18.

18.16	The obligations and benefits set forth in the liquidation provisions in this Article 18 shall survive termination or expiration of this Contract.

Article 19: Breach of Contract

19.1	In the event that a breach of contract committed by a Party to this Contract results in the non-performance of or inability to fully perform this Contract or its Appendices, the liabilities arising from the breach of contract shall be borne by the Party in breach. In the event that a breach of contract is committed by more than one Party, each such Party shall bear its individual share of the liabilities arising from that breach of contract.

19.2	Notwithstanding Article 19.1, the aggregate liability of each Party under this Article 19 shall be limited to the amount of its subscribed contribution to the JV Company’s registered capital.

Article 20: Excusing Events

20.1	An “Excusing Event” shall mean any events which was unforeseeable at the time this Contract was signed, the occurrence and consequences of which cannot be avoided or overcome, and which arises after the Effective Date and prevents total or partial performance of this Contract by any Party of its commitments under this Contract. Such events shall include earthquakes, typhoons, flood, fire, war, failures of international or domestic transportation, acts of government or public agencies, epidemics, civil disturbances, strikes and any other instances which cannot be foreseen, avoided or overcome, including instances which are accepted as force majeure in general international commercial practice.

20.2	If an Excusing Event occurs, a Party’s obligations under this Contract that are affected by such an event shall be suspended during the period of delay caused by the Excusing Event and shall be automatically extended, without penalty, for a period equal to such suspension.

20.3	The Party claiming an Excusing Event shall promptly inform the other Party in writing and shall furnish within thirty (30) days thereafter sufficient evidence of the occurrence and duration of such Excusing Event. The Party claiming an Excusing Event shall also use all reasonable endeavors to terminate that Excusing Event.

20.4	When an Excusing Event occurs, the Parties shall immediately consult with each other in order to find an equitable solution and shall use all reasonable endeavors to minimize the consequences of such Excusing Event.

Execution Version

February 16, 2007

Article 21: Settlement of Disputes

21.1	In the event a dispute between the Parties arising out of or in relation to this Contract, the Parties shall in the first instance each designate one or more representatives who shall promptly meet to attempt to resolve such dispute through friendly consultations.

21.2	If the dispute is not resolved through consultations within sixty (60) days after one Party has served a written notice on the other Party requesting the commencement of consultations, then the Parties shall refer and submit the dispute for final resolution by arbitration to the Hong Kong International Arbitration Center (HKIAC) in accordance with the Arbitration Rules of the United Nations Commission on International Trade Law (“UNCITRAL Arbitration Rules”) as at present in force save as the same may be amended by this Article and the UNCITRAL Arbitration Rules shall be construed accordingly.

21.2.1	The place of arbitration shall be Hong Kong.

21.2.2	The arbitration shall be settled by three (3) arbitrators. Each Party shall appoint one arbitrator within the time stipulated in the UNCITRAL Arbitration Rules, failing which the appointment shall be made by HKIAC. The third arbitrator, who will act as the presiding arbitrator, shall be appointed by the HKIAC. The appointing authority shall be the HKIAC.

21.2.3	The language of the arbitration proceedings shall be English, provided that either Party may introduce evidence or testimony in languages other than English. The arbitrators may refer to both the English and Chinese texts of this Contract.

21.2.4	The arbitral tribunal shall have the authority and power to make such orders for interim relief, including injunctive relief, as it may deem just and equitable. A request for interim measures or equitable remedies, including injunctive relief, by a Party to a court shall not be deemed to be or construed as incompatible with, or a waiver of, this agreement to arbitrate.

21.2.5	The arbitration shall be kept confidential and the existence of the proceeding and any element of it (including but not limited to any pleadings, submissions or other documents submitted or exchanged, any evidence and any awards) shall not without prior consent by all Parties be disclosed beyond the Parties to the arbitration and their representatives, the arbitral tribunal, the administering institution (if any) and any person necessary to the conduct of the proceeding, except as may be lawfully required whether in judicial proceedings or otherwise in the normal course of business of the Parties.

21.2.6	The award of the arbitration tribunal will be final and binding on each of the Parties and may be enforced, if necessary, in any court of competent jurisdiction.

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February 16, 2007

21.2.7	The Parties will use their best efforts to effect the prompt execution of any such awards and will render whatever assistance as may be necessary to this end, including, if necessary, compliance with the enforcement procedures stipulated in the United Nations Convention on the Recognition and Enforcement of Foreign Arbitral Awards and the Arrangements Concerning Mutual Enforcement of Arbitration Awards between the Mainland and the Hong Kong Special Administrative Region.

21.3	The costs of arbitration including attorneys’ fees shall be borne by the losing Party unless otherwise decided in the arbitral award.

21.4	When any dispute occurs and when any dispute is under arbitration, except for the matters under dispute, the Parties shall continue to exercise their other respective rights and fulfill their other respective obligations under this Contract.

21.5	In any arbitration proceeding or legal proceeding to enforce an arbitral award, in any other legal action between the Parties relating to this Contract, including the Ancillary Contracts, each Party waives the defense of sovereign immunity and any other defense solely based upon the fact or allegation that it is a political subdivision, agency or instrumentality of a sovereign state.

Article 22: Applicable Law

22.1	The formation, validity, interpretation and implementation of this Contract, and any disputes arising under this Contract, shall be governed by the laws of the PRC.

Article 23: Miscellaneous Provisions

23.1	To the extent permitted by PRC law, failure or delay on the part of any Party hereto to exercise a right under this Contract and the Appendices hereto shall not operate as a waiver thereof; nor shall any single or partial exercise of a right preclude any other future exercise thereof.

23.2	Except as otherwise provided herein, this Contract may not be assigned in whole or in part by any Party without the prior written consent of the other Party and, if required by PRC laws and regulations, the approval of the Examination and Approval Authority.

23.3	This Contract is made for the benefit of Party A, Party B and their respective lawful successors and assignees, and is legally binding on them. This Contract may not be amended orally, and any amendment hereto must be agreed to in a written instrument signed by all of the Parties and, if required by PRC laws and regulations, approved by the Examination and Approval Authority before taking effect.

23.4	The invalidity of any provision of this Contract shall not affect the validity of any other provision of this Contract. If a provision in this Contract is determined as invalid under applicable PRC laws and regulations, the Parties shall discuss and agree whether a replacement for or revision of such provision should be made.

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23.5	This Contract is signed in the Chinese language in ten (10) originals and in the English language in ten (10) originals. Both the Chinese and English versions of the Contract shall be equally valid.

23.6	This Contract and the Appendices hereto constitute the entire agreement between the Parties with respect to the subject matter of this Contract and supersede all prior discussions, negotiations and agreements between them with respect to the subject matter of this Contract. In the event of any conflict between the terms and provisions of this Contract and the Articles of Association, the terms and provisions of this Contract shall prevail.

23.7	Prior to the date on which this Contract is duly executed by both Parties, any costs incurred by a Party in relation to this Contract and/or to the JV Company shall be borne by that Party. Those expenses and costs which are incurred by a Party for purposes of the JV Company’s establishment shall be reimbursed by the JV Company to that Party.

23.8	Any notice or written communication provided for in this Contract from one Party to the other Party or to the JV Company shall be made in writing in Chinese and English and sent by courier service delivered letter or by facsimile with a confirmation copy sent by courier service delivered letter. The date of receipt of a notice or communication hereunder shall be deemed to be seven (7) business days after the letter is given to the courier service or one (1) business day after sending in the case of a facsimile, provided that the delivery or sending is evidenced by a confirmation of receipt as well as confirmation that the communication letter was sent. All notices and communications shall be sent to the appropriate address set forth below, until such address is changed by notice given in writing to the other Party.

Party A:

Wuhu Chery Automobile Investment Co., Ltd.

8 Changchun Road

Wuhu Economic and Technological Development Area

Anhui Province, PRC, 241009

Attention: Haibo Zhou

Facsimile No: +86 553 5922023

Telephone No: +86 553 5922024

Execution Version

February 16, 2007

Party B:

Quantum (2007) LLC

Millennium Tower

23 Aranha Street

Tel Aviv 61070 Israel

Attention: Nir Gilad

Facsimile No: +972-3-684-4587

Telephone No: +972-3-684-4500

The JV Company:

Chery Quantum Auto Co., Ltd.

No. 1 Songshan Road, Wuhu, Anhui Province, PRC

Attention:

Facsimile No.:

Telephone No.:

23.9	The Appendices listed below constitute an integral part of this Contract and are equally binding on the Parties, along with these Articles 1-23. In the event of a conflict between the text of this Contract and any Appendix, the text of this Contract shall control.

Appendix 1     JV Products

Appendix 2     Articles of Association

Appendix 3     Details and Layout of the Land

Appendix 4     Assignment Contract

Execution Version

February 16, 2007

IN WITNESS WHEREOF, the duly authorized representative of each Party has signed this Contract in Beijing, People’s Republic of China on the date first set forth above.

WUHU CHERY AUTOMOBILE INVESTMENT CO., LTD.

Name:	Tongyue Yin
Title: Nationality:	Authorized Representative Chinese

QUANTUM (2007) LLC

Name:	Nir Gilad
Title:	Manager
Nationality:	Israeli

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February 16, 2007

APPENDIX 1

JV PRODUCTS

Phase One

the following four (4) automobile models and the parts, components and accessories therefor

B21 : sedan

B22 : mid size SUV

T21: compact SUV

M21: compact sedan

The JV Company will launch additional Models in the D, E and F segments.

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February 16, 2007

APPENDIX 2

ARTICLES OF ASSOCIATION

Execution Version

February 16, 2007

APPENDIX 3

DETAILS AND LAYOUT OF LAND

奇瑞合资工厂用地红线图

PDF文件使用 "pdfFactory Pro" 试用版本创建 www.fineprint.com.cn

Execution Version

February 16, 2007

APPENDIX 4

ASSIGNMENT CONTRACT

Execution Version

February 16, 2007

ASSIGNMENT CONTRACT

THIS ASSIGNMENT CONTRACT (the “Contract”) is made on this     day of         , 2007, in         by and between [insert full name of IC’s Entity] (“Assignor”), a [limited liability] company duly organized and existing under the laws of [—] with its legal address at [—], and [insert full name of the buyer] (“Assignee”), a [limited liability] company duly organized and existing under the laws of [—] with its legal address at [—].

Each of the above parties shall be referred to individually as a “Party” and collectively as the “Parties” in this Contract.

PRELIMINARY STATEMENT

(A)	Chery Quantum Auto Co., Ltd. (the “JV Company”) is a Sino-foreign equity joint venture enterprise jointly established by Wuhu Chery Automobile Investment Co., Ltd. (“Chery”) and Assignor under the laws of the People’s Republic of China (“PRC”).

(B)	The JV Company has a total investment of US$ 1,500 million and an amount of registered capital of US$ 500 million. Chery contributes US$ 275 million to the registered capital representing 55% of the equity interest of the JV Company, and Assignor contributes US$ 225 million representing 45% of the equity interest of the JV Company.

(C)	Pursuant to Article 18.4 of the Joint Venture Contract entered into by and between Chery and Assignor (“JV Contract”) on February 16, 2007, Assignor agrees to assign whatever rights and interests Assignor may have under the JV Contract to Chery or a third party designated by Chery for a price of US$ 10, and Assignee has agreed to accept such assignment.

NOW, THEREFORE, in accordance with the provisions of the JV Contract, Articles of Association of the JV Company and the relevant PRC laws, regulations and rules, the Parties hereby agree as follows:

ARTICLE 1. ASSIGNMENT

1.1	Subject to the terms and conditions of this Contract, Assignor agrees to assign to Assignee, and Assignee agrees to accept the assignment from Assignor, all Assignor’s rights and interests as set forth in the JV Contract including its rights to subscribe the 45% of the registered capital of the JV Company for a price of US$ 10, provided always any antecedent claims which a Party may have against the other Party prior to the date hereof shall not be transferred and shall continue to remain with such a Party.

1.2	Without prejudice to Article 1.1, upon completion of the assignment contemplated under this Contract, the Assignee shall undertake all rights and obligations of Party B under the JV Contract and Articles of Association.

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February 16, 2007

1.3	Completion of the assignment contemplated under this Contract shall be deemed to take place on the Approval Date (defined hereinafter). As of the Approval Date, Assignor shall have no further obligations towards the JV Company and Chery, subject to Article 1.1.

ARTICLE 2. REPRESENTATIONS. WARRANTIES AND UNDERTAKINGS

2.1	Each Party hereby represents and warrants to the other Party that on the date hereof:

(1)	it has full power and authority (including all necessary government and internal corporate approvals) to execute and fully perform this Contract;

(2)	this Contract constitutes the legally binding obligations of such Party; and

(3)	no lawsuit, arbitration or other legal or governmental proceeding is pending or, to its knowledge, threatened against it that would affect its ability to perform its obligations under this Contract.

2.2	Assignor further represents and warrants to Assignee that on the date hereof and until the Approval Date (as defined in Article 2.4) it is a party to the JV Contract and has right to assign its rights and interests in the JV Contract, and as of the Approval Date, such rights and interests will be duly and validly assigned to Assignee free and clear of any encumbrances, charges, liens or other rights or claims.

2.3	Assignor undertakes that it shall cause the directors it appointed to consent to the assignment pursuant to the terms and conditions of this Contract.

2.4	Assignor further undertakes that, as soon as practical following the date hereof but in no event later than the date on which the Examination and Approval Authority issues its approval for the assignment hereunder in accordance with the applicable PRC laws and regulations (“Approval Date”), it shall deliver to Assignee, with copies to the JV Company, letters of resignation from each of the directors it appointed, which resignation shall take effect on the Approval Date.

2.5	The Parties agree to take whatever actions which required for the completion of the transactions contemplated by this Contract. Assignor shall fully and promptly indemnify Assignee and/or the JV Company for any loss, damage, charge or liability arising from any breach by Assignor of any of its representations, warranties and undertakings set out in this Contract

ARTICLE 3. GOVERNING LAW AND DISPUTE RESOLUTION

3.1	The validity, construction and performance of this Contract shall be governed and interpreted in accordance with the laws of the People’s Republic of China.

3.2	In the event of any dispute concerning this Contract, the Parties shall settle the dispute in accordance with Article 21 of the JV Contract, and all the provisions under Article 21 of the JV Contract are incorporated herein as part of this Contract and shall be applied in the same way as if they are expressly set out herein. The Parties agree that reference to “Contract” in Article 21 of the JV Contract shall have the meaning of “Contract” for the purpose of this clause.

2

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ARTICLE 4. LANGUAGE AND MISCELLANEOUS

4.1	This Contract is executed in English and Chinese in [ ] originals in each language. Both English and Chinese versions shall be equally valid.

4.2	Unless otherwise stated, all definitions and terms used in this Contract shall have the same meanings set forth in the JV Contract.

4.3	If one or several provisions of this Contract is or becomes invalid or unenforceable, or if this Contract is incomplete, the validity and enforceability of the other provisions of this Contract shall not be affected thereby.

4.4	Except as otherwise provided herein, this Contract may not be assigned in whole or in part by any Party without the prior written consent of the other Party.

4.5	Each Party shall bear its own costs and expenses incurred for the preparation and signing of this Contract. Stamp duty and any fees occurring from or related to the implementation of this Contract, if any, shall be borne equally by the Parties according to relevant applicable PRC laws and regulations.

IN WITNESS WHEREOF, each of the Parties hereto has caused this Contract to be executed by their duly authorized representatives on the date first set forth above.

[insert full name of Assignor]	[insert full name of Assignee]

By:	By:
Authorized Representative:	Authorized Representative:
Position:	Position:
Nationality:	Nationality:

3

CONTRACT FOR THE FIRST AMENDMENT OF THE

JOINT VENTURE CONTRACT OF CHERY QUANTUM AUTO CO., LTD.

by and between

Wuhu Chery Automobile Investment Co., Ltd.

and

Quantum (2007) LLC

DATE: July 17, 2008

CONTRACT FOR THE FIRST AMENDMENT OF THE JOINT VENTURE

CONTRACT

THIS CONTRACT FOR THE FIRST AMENDMENT OF THE JOINT VENTURE CONTRACT (this “Contract Amendment No. 1”) is made on July 17, 2008, by and between:

(1)	Wuhu Chery Automobile Investment Co., Ltd., a limited liability company duly organized and existing under the laws of the People’s Republic of China (“PRC” or “China”), with its legal address at 8 Changchun Road, Wuhu Economic and Technological Development Area, Anhui Province, PRC, (hereinafter referred to as “Party A”); and

(2)	Quantum (2007) LLC, a limited liability company established and existing under the laws of the State of Delaware, the United States of America, with its legal address at 16192 Coastal Highway, Lewes, Delaware 19958, USA (hereinafter referred to as “Party B”).

Party A and Party B shall be referred to individually as a “Party” and collectively as the “Parties”.

PRELIMINARY STATEMENT

WHEREAS, Party A and Party B executed a Joint Venture Contract for the Establishment of Chery Quantum Auto Co., Ltd. (the “Contract”) on February 16, 2007, for the establishment of Chery Quantum Auto Co., Ltd. (the “JV Company”), a Sino-foreign equity joint venture company under PRC law. The Contract was approved by the Ministry of Commerce of the People’s Republic of China (the “MOFCOM”) on December 18, 2007;

WHEREAS, the Parties desire to amend certain provisions of the Contract;

NOW, THEREFORE, in accordance with the provisions of the Contract and the relevant PRC laws, rules and regulations, the Parties hereby agree as follows:

ARTICLE 1. DEFINITIONS

1.1	All terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Contract.

1.2	“Articles of Association Amendment No. 1” means the First Amendments to the Articles of Association of Chery Quantum Auto Co., Ltd. executed on the same date hereof.

1.3	“Effective Date of this Contract Amendment No. 1” means the date referred to in Article 4.1 hereof.

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1.4	“Examination and Approval Authority” means the original examination and approval authority of the JV Company, i.e. MOFCOM.

1.5	“Registration Authority” means the registration authority of the JV Company, which is the Anhui Province Administration for Industry and Commerce.

ARTICLE 2. AMENDMENTS TO THE CONTRACT

2.1	Article 5.1 of the Contract shall be revised to read as follows:

“The JV Company’s total amount of investment shall be Seven Thousand and Three Hundred Sixty-four Million and Four Hundred Thirty Thousand RMB (RMB 7,364,430,000), and its registered capital shall be Three Thousand and Eight Hundred Seventy-five Million RMB (RMB 3,875,000,000).”

2.2	Article 5.2.1 of the Contract shall be revised to read as follows:

“Party A’s contribution to the registered capital of the JV Company shall be Two Thousand and One Hundred Thirty-one Million and Two Hundred Fifty Thousand RMB (RMB 2,131,250,000), representing fifty-five percent (55%) of the equity interest in the JV Company’s registered capital. Party A shall provide the following as its contribution to the JV Company’s registered capital:”.

2.3	Article 5.2.1(A) of the Contract shall be revised to read as follows:

“an amount of RMB cash equal to the difference between Two Thousand and One Hundred Thirty-one Million and Two Hundred Fifty Thousand RMB (RMB 2,131,250,000), on the one hand, and, on the other hand, the value of the land use rights referred to in Section B below and the amount of the license fee referred to in Section C below. Party A has already contributed Two Hundred Forty-eight Million and Three Hundred Sixty Thousand RMB (RMB 248,360,000) in cash into the capital account of the JV Company on January 18, 2008;”

2.4	Article 5.2.2 of the Contract shall be revised to read as follows:

“Party B’s contribution to the registered capital of the JV Company shall be One Thousand and Seven Hundred Forty-three Million and Seven Hundred Fifty Thousand RMB (RMB 1,743,750,000), representing forty-five percent (45%) of the equity interest in the JV Company’s registered capital. Party B shall make such contribution, in cash, in United States Dollars or Euro. The equivalent United States Dollars or Euro amount shall be calculated based on the median rate of Renminbi to United States Dollars or Euro, as appropriate, published by the People’s Bank of China on the date when the JV Company receives in its capital account each instalment of the capital contribution made by Party B. Party B has already contributed Two Hundred Million United States Dollars (US$ 200,000,000) in cash which was received by the JV Company in its capital account on December 29, 2007, equivalent to One Thousand and Four Hundred Sixty Million and Nine Hundred Twenty Thousand RMB (RMB 1,460,920,000).”

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2.5	Article 5.3.2 of the Contract shall be revised to read as follows:

“Each Party shall contribute the balance of its capital contribution to the JV Company within sixty (60) calendar days upon the fulfilment of the condition precedent stipulated in Article 5.6.”

2.6	Article 5.6 of the Contract shall be revised to read as follows:

“No Party shall be obligated to make any further contribution to the JV Company’s registered capital beyond the contributions already made prior to the signing of this Contract Amendment No.1 and the Articles of Association Amendment No. 1 if any of the following conditions has been neither satisfied nor waived, in writing, by both Parties:

5.6.1	This Contract Amendment No.1 and the Articles of Association Amendment No 1. have been approved by the Examination and Approval Authority;

5.6.2	This Contract Amendment No.1, and the Articles of Association Amendment No 1. have been filed with the Registration Authority; and

5.6.3	the Land Use Rights Transfer Contract, the Supply Contract and the License Contract have been duly executed by the Parties thereto and become effective.

The Parties agree that if any of the above conditions precedent has not been satisfied or waived by each Party within twelve (12) months from the Company Establishment Date, or within any extended period of time as the Parties may agree in writing, then either Party shall have the right to terminate this Contract and the Articles of Association by written notice to the other Party, and neither Party shall have any right whatsoever to require any other Party to make any contribution to the registered capital of the JV Company or to require any other performance of this Contract or to claim any damages from the other Party.

Any capital contribution actually made to the JV Company prior to the date on which this Contract is terminated pursuant to this Article 5.6 shall be returned forthwith to the Party which made such contribution to the greatest extent possible. Following approval of termination of this Contract by the Examination and Approval Authority, the Business License shall be returned for cancellation forthwith.”

ARTICLE 3. REPRESENTATIONS, WARRANTIES AND UNDERTAKINGS

3.1	Each Party hereby represents and warrants to the other Party that, as of the date this Contract Amendment No. 1 is signed and as of the Effective Date of this Contract Amendment No. 1:

(a)	such Party is duly organized, validly existing under the laws of the place of its establishment or incorporation;

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(b)	such Party has all requisite power and capacity required to enter into this Contract Amendment No. 1;

(c)	such Party has taken all corporate actions necessary to authorize it to enter into this Contract Amendment No. 1, and its representative whose signature is affixed hereto is fully authorized to sign this Contract Amendment No. 1 and to bind such Party thereby;

(d)	upon the Effective Date of this Contract Amendment No. 1, this Contract Amendment No. 1 shall be legally binding on such Party;

(e)	all negotiations relative to this Contract Amendment No. 1 and the transactions contemplated hereby have been carried on by such Party and its respective representatives without any assistance or the intervention of any person or entity requested by that Party or any of its Affiliates so as to give rise to any valid claim against such Party or its respective Affiliates, for a brokerage commission, finder’s fee, or other like payment.

(f)	neither the signature of this Contract Amendment No. 1 nor the performance of its obligations hereunder will conflict with, or result in a breach of, or constitute a default under, any provision of the articles of association, by-laws or other documents of such Party, or any law, regulation, rule, authorization or approval of any government agency or body, or of any contract or agreement, to which such Party is a party or subject;

(g)	no lawsuit, arbitration, other legal or administrative proceeding, or governmental investigation is pending or, to the best of such Party’s or its Affiliate(s)’ knowledge, is threatened, against such Party or its Affiliate(s) that would affect in any way its ability to enter into or perform this Contract Amendment No. 1; and

(h)	all documents, statements and information in the possession of such Party relating to the transactions contemplated by this Contract Amendment No. 1 which may have a material adverse effect on such Party’s ability to fully perform its obligations hereunder or which, if disclosed to the other Party, would have a material effect on the other Party’s willingness to enter into this Contract Amendment No. 1, have been disclosed to the other Party.

3.2	Each Party undertakes to cause all of their respective appointees to the JV Company’s Board of Directors to:

(a)	approve the amendments set out in Article 2 hereof within fifteen (15) days after the due execution of this Contract Amendment No. 1 by the Parties; and

(b)	execute all other necessary documents and take all other actions necessary or desirable for the effectiveness of this Contract Amendment No. 1.

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ARTICLE 4. EFFECTIVENESS OF CONTRACT AMENDMENT NO. 1

4.1	This Contract Amendment No. 1 shall become effective on the date on which the Examination and Approval Authority has approved the amendments set out in Article 2 hereof without any variations which are not acceptable to any of the Parties.

ARTICLE 5. GENERAL PROVISIONS

5.1	All other terms of the Contract not amended by the provisions of this Contract Amendment No. 1 shall remain the same and shall remain effective and binding on the Parties thereto.

5.2	No amendment or modification of this Contract Amendment No. 1 shall be effective unless made in writing and signed by the Parties and approved by the Examination and Approval Authority.

5.3	This Contract Amendment No. 1 is signed in Chinese and English, with ten (10) originals in each language. Both language versions shall be equally valid.

5.4	This Contract Amendment No. 1 is an integral part of the Contract, and shall be equally valid with the Contract. In the event of any conflict or discrepancy between the provisions of the Contract and the provisions of this Contract Amendment No. 1, the provisions of this Contract Amendment No. 1 shall take precedence over the provisions of the Contract.

[No Text Below]

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IN WITNESS WHEREOF, the Parties hereto have caused this Contract Amendment No. 1 to be executed by their duly authorised representatives on the date first set forth above.

Wuhu Chery Automobile Investment Co., Ltd.

By:
Name:	Tongyue Yin
Title:	Authorized Representative
Nationality:	Chinese

Company Seal:

Quantum (2007) LLC

By:
Name:	Nir Gilad
Title:	Manager
Nationality:	Israeli
Company Seal:

6

CONTRACT FOR THE SECOND AMENDMENT OF THE

JOINT VENTURE CONTRACT OF CHERY QUANTUM AUTO CO., LTD.

by and between

Wuhu Chery Automobile Investment Co., Ltd.

and

Quantum (2007) LLC

DATE: December 22, 2008

CONTRACT FOR THE SECOND AMENDMENT OF THE JOINT VENTURE

CONTRACT

THIS CONTRACT FOR THE SECOND AMENDMENT OF THE JOINT VENTURE CONTRACT (this “Contract Amendment No. 2”) is made on December 22, 2008, by and between:

(1)	Wuhu Chery Automobile Investment Co., Ltd., a limited liability company duly organized and existing under the laws of the People’s Republic of China (“PRC” or “China”), with its legal address at 8 Changchun Road, Wuhu Economic and Technological Development Area, Anhui Province, PRC, (hereinafter referred to as “Party A”); and

(2)	Quantum (2007) LLC, a limited liability company established and existing under the laws of the State of Delaware, the United States of America, with its legal address at 16192 Coastal Highway, Lewes, Delaware 19958, USA (hereinafter referred to as “Party B”).

Party A and Party B shall be referred to individually as a “Party” and collectively as the “Parties”.

PRELIMINARY STATEMENT

WHEREAS, Party A and Party B executed a Joint Venture Contract for the Establishment of Chery Quantum Auto Co., Ltd. (the “Contract”) on February 16, 2007, for the establishment of Chery Quantum Auto Co., Ltd. (the “JV Company”), a Sino-foreign equity joint venture company under PRC law. The Contract was approved by the Ministry of Commerce of the People’s Republic of China (the “MOFCOM”) on December 18, 2007;

WHEREAS, Party A and Party B executed a first amendment to the Contract on July 17, 2008 (“Contract Amendment No. 1”), pursuant to which Articles 5.1, 5.2.1 5.2.1(A), 5.2.2, 5.3.2, 5.6 of the Contract have been revised as agreed in Contract Amendment No. 1;

WHEREAS Party A and Party B agree to revise the License Contract (as defined herein below) and acknowledge and understand that the JV Company shall produce both electric vehicles and combustion engine vehicles and therefore desire to amend certain provisions of the Contract;

NOW, THEREFORE, in accordance with the provisions of the Contract and the relevant PRC laws, rules and regulations, the Parties hereby agree as follows:

ARTICLE 1. DEFINITIONS

1.1	All terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Contract.

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1.2	“Articles of Association Amendment No. 2” means the Second Amendment to the Articles of Association of Chery Quantum Auto Co., Ltd. executed on the same date hereof.

1.3	“Effective Date of this Contract Amendment No. 2” means the date referred to in Article 4.1 hereof.

1.4	“Examination and Approval Authority” means the original examination and approval authority of the JV Company, i.e. MOFCOM.

1.5	“Registration Authority” means the registration authority of the JV Company, which is the Anhui Province Administration for Industry and Commerce.

ARTICLE 2. AMENDMENTS TO THE CONTRACT

2.1	Article 1.7 of the Contract shall be revised to read as follows:

“Chery” means Chery Automobile Co., Ltd., a joint stock limited liability company (formerly a limited liability company which has changed its legal form to a joint stock limited liability company as of March 24, 2008) duly organized and existing under the laws of the PRC, with its legal address at 8 Changchun Road, Wuhu Economic and Technological Development Area, Anhui Province, PRC.”

2.2	Article 1.16 of the Contract shall be revised to read as follows:

“License Contract” means the contract executed between Party A and the JV Company on the same date as the Contract Amendment No. 2, pursuant to which Party A will license to the JV Company for the production of the B21 any relevant intellectual property rights, technology, know-how which Party A owns or otherwise is entitled to grant a license.”

2.3	Article 1.17 of the Contract shall be revised to read as follows:

“Model” means Motor Vehicles of a common style and design, which are designated by Party A or its Affiliates or a Third Party or the JV Company with a common alphanumeric designation, and which are of same or similar size or dimension. For example, the Party A vehicle designated as B21 is one Model.”

2.4	Article 1.18 of the Contract shall be revised to read as follows:

“Motor Vehicle” means passenger cars, sport utility vehicles, light trucks, and other self-propelled land vehicles, all either with electric engines or combustion engines used for transportation of people or goods, provided however that agricultural transportation equipment and material transportation handling equipment are not included.”

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2.5	Article 5.2.1(A) of the Contract shall be revised to read as follows:

“an amount of RMB cash equal to the difference between Two Thousand and One Hundred Thirty-one Million and Two Hundred Fifty Thousand RMB (RMB 2,131,250,000), on the one hand, and, on the other hand, the value of the land use rights referred to in Section B below. Party A has already contributed Two Hundred Forty-eight Million and Three Hundred Sixty Thousand RMB (RMB 248,360,000) in cash into the capital account of the JV Company on January 18, 2008 and has contributed the land use rights referred to in Section B below at a value of Renminbi two hundred and fifty-eight million three hundred and ninety-two thousand nine hundred and sixty-six (RMB 258,392,966) and shall thus further contribute cash in the amount of Renminbi One Thousand and Six Hundred Twenty-four Million and Four Hundred Ninety Seven Thousand and Thirty Four (RMB 1,624,497,034).”

2.6	Article 5.2.1(B) of the Contract shall be revised to read as follows:

“those land use rights for the Site as further detailed and set forth in the Appendix 3, which have a total value appraised by an evaluation institute recognized by the PRC government, and confirmed by the relevant PRC state assets administration authorities of Renminbi two hundred and fifty-eight million three hundred and ninety-two thousand nine hundred and sixty-six (RMB 258,392,966) and have been contributed to the JV Company already.”

2.7	Article 5.2.1(C) of the Contract shall be deleted.

2.8	Article 5.3.2 of the Contract shall be revised to read as follows:

“By partially waiving its rights under Article 5.6 to make its contribution only after all the conditions precedent mentioned in such Article have been fulfilled Party A shall contribute eighty three point seven percent (83.7%) of its entire capital contribution to the JV Company within ninety (90) calendar days upon the fulfilment of the conditions precedent stipulated in Article 5.6.3. Party A shall contribute the balance of its entire capital contribution to the JV Company within one hundred eighty (180) calendar days upon the fulfilment of all conditions precedent stipulated in Article 5.6.

Party B shall contribute the entire balance of its capital contribution to the JV Company within one hundred eighty (180) calendar days upon the fulfilment of all conditions precedent stipulated in Article 5.6.”

2.9	Article 5.6 of the Contract shall be revised to read as follows:

“No Party shall be obligated to make any further contribution to the JV Company’s registered capital beyond the contributions already made prior to the signing of this Contract Amendment No. 2 and the Articles of Association Amendment No. 2 if any of the following conditions has been neither satisfied nor waived, in writing, by both Parties:

5.6.1	This Contract Amendment No. 2 and the Articles of Association Amendment No. 2 have been approved by the Examination and Approval Authority, if so required under applicable PRC law and regulation;

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5.6.2	This Contract Amendment No. 2, and the Articles of Association Amendment No. 2 have been filed with the Registration Authority, if so required under applicable PRC law and regulation; and

5.6.3	the Land Use Rights Transfer Contract, the Supply Contract and the License Contract have been duly executed by the Parties thereto and become effective.

The Parties agree that if any of the above conditions precedent has not been satisfied or waived by each Party within eighteen (18) months from the Company Establishment Date, or within any extended period of time as the Parties may agree in writing, then either Party shall have the right to terminate this Contract and the Articles of Association by written notice to the other Party, and neither Party shall have any right whatsoever to require any other Party to make any contribution to the registered capital of the JV Company or to require any other performance of this Contract or to claim any damages from the other Party.

Any capital contribution actually made to the JV Company prior to the date on which this Contract is terminated pursuant to this Article 5.6 shall be returned forthwith to the Party which made such contribution to the greatest extent possible. Following approval of termination of this Contract by the Examination and Approval Authority, the Business License shall be returned for cancellation forthwith.”

2.10	Article 8.1 of the Contract shall be revised to read as follows:

“Party A will license to the JV Company any relevant intellectual property rights, technology, know-how that Party A owns or otherwise is entitled to grant a license, for the production of the Licensed Product set forth in Appendix 1 to the License Contract, pursuant to the terms and conditions of the License Contract. The Parties agree that the JV Company is free to independently develop Motor Vehicles other than the Licensed Product, including combustion engine and electric powered Motor Vehicles and relevant Motor Vehicle platforms, parts, components and accessories for Motor Vehicles and that all related intellectual property rights shall be owned by the JV Company. Subject to a reasonable cost-sharing agreement between the JV Company and Party A or its Affiliates, Party A or its Affiliates may enjoy the usufruct rights of such JV Company’s intellectual property rights. Regarding all development work carried out by or commissioned by the JV Company in regard to such Models of Motor Vehicles and Motor Vehicle platforms, parts, components and accessories independently developed by the JV Company, Party A or its Affiliates may at their cost and for purposes of training of technical staff of Party A or its Affiliates be involved in any such development work carried out by or commissioned by the JV Company. The JV Company may decide to commission Party A or its Affiliates to participate in the development work provided that Party A or its Affiliates have the same or better ability to conduct such work than other entities.

In the event that the JV Company intends to produce any Motor Vehicles which are not set forth in Appendix 1 to the License Contract but for which Party A or Party A’s Affiliates own or otherwise are entitled to grant a license for any relevant intellectual property rights, technology, know-how, the JV Company and Party A or Party A’s Affiliate may discuss and enter into a license contract, pursuant to which Party A or

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Party A’s Affiliate will license to the JV Company for the production of such Motor Vehicle any relevant intellectual property rights, technology, know-how that Party A or Party A’s Affiliate owns or otherwise is entitled to grant a license.”

2.11	Article 8.2 of the Contract shall be revised to read as follows:

“The brand(s), trade name(s), trademark(s), emblem(s) or the like to be used for, in connection with or on the JV Products or parts therefor or equipment shall be determined by Party A subject to consent of Party B. Party A or its Affiliates shall own any and all intellectual property rights (including but not limited to statutory or common law intellectual property rights) in respect of any brand(s), trade name(s), trademark(s), emblem(s) or the like to be used for, in connection with or on any of the JV Products or parts therefor or equipment. Party A or its Affiliates then shall license such brand(s), trade name(s), trademark(s), emblem(s) or the like to the JV Company for its use, pursuant to the terms and conditions of the Trademark License Contract or pursuant to any other contract entered into between the JV Company and Party A or its Affiliates. Those brand(s), trade name(s), trademark(s), emblem(s) or the like which will be created specially for the JV Company will be owned by Chery or Affiliates, and will be licensed to the JV Company for its exclusive use during the existence of the JV Company for, in connection with or on the JV Products and parts therefor pursuant to the terms and conditions of the Trademark License Contract, and no other parties including Chery and its Affiliates are permitted to use such brand(s), trade name(s), trademark(s), emblem(s) or the like, unless otherwise agreed jointly by the General Manager and CFO of the JV Company. For the B21 Model, the Parties agree that such JV Product shall be manufactured, distributed, serviced and sold under the trademarks “Chery” and “ ” and that the owner of such trademarks shall grant to the JV Company a license to use the trademarks “Chery” and “ ” in connection with the Licensed Product, all as to be discussed and agreed upon by separate contract.”

2.12	Article 18.2 of the Contract shall be revised as follows:

“Intentionally left blank.”

2.13	Article 18.3 of the Contract shall be revised as follows:

“If any Party gives notice to terminate the Contract pursuant to Articles 18.1, then the Parties shall endeavor to resolve the problem through negotiation and agreement. If, within sixty (60) days of a Party’s receipt of such termination notice, the Parties have not agreed in writing to continue the Contract, then Party A shall have the right to purchase all of Party B’s interest in the registered capital of the JV Company (a “Buyout”) subject to the terms and conditions of Articles 18.5 and 18.6. Without limitation to the foregoing, the Buyout right of Party A set forth above shall not apply in the event of a breach by Party A (or any of its Affiliates) under Articles 18.1(a), (d), (f) or (j).”

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2.14	Appendix 1 of the Contract shall be revised to read as follows:

“APPENDIX 1

JV PRODUCTS

Phase One

The following Model and the parts, components and accessories therefore:

B21: Sedan. Length 4714mm, width 1794mm, height 1470mm, wheelbase 2700mm. Powertrain options: 2.0TCI + MT, 2.0VVT + AT, 2.0VVT + MT.”

ARTICLE 3. REPRESENTATIONS, WARRANTIES AND UNDERTAKINGS

3.1	Each Party hereby represents and warrants to the other Party that, as of the date this Contract Amendment No. 2 is signed and as of the Effective Date of this Contract Amendment No. 2:

(a)	such Party is duly organized, validly existing under the laws of the place of its establishment or incorporation;

(b)	such Party has all requisite power and capacity required to enter into this Contract Amendment No. 2;

(c)	such Party has taken all corporate actions necessary to authorize it to enter into this Contract Amendment No. 2, and its representative whose signature is affixed hereto is fully authorized to sign this Contract Amendment No. 2 and to bind such Party thereby;

(d)	upon the Effective Date of this Contract Amendment No. 2, this Contract Amendment No. 2 shall be legally binding on such Party;

(e)	all negotiations relative to this Contract Amendment No. 2 and the transactions contemplated hereby have been carried on by such Party and its respective representatives without any assistance or the intervention of any person or entity requested by that Party or any of its Affiliates so as to give rise to any valid claim against such Party or its respective Affiliates, for a brokerage commission, finder’s fee, or other like payment.

(f)	neither the signature of this Contract Amendment No. 2 nor the performance of its obligations hereunder will conflict with, or result in a breach of, or constitute a default under, any provision of the articles of association, by-laws or other documents of such Party, or any law, regulation, rule, authorization or approval of any government agency or body, or of any contract or agreement, to which such Party is a party or subject;

(g)	[***] no lawsuit, arbitration, other legal or administrative proceeding, or governmental investigation is pending or, to the best of such Party’s or its Affiliate(s)’ knowledge, is threatened, against such Party or its Affiliate(s) that would affect in any way its ability to enter into or perform this Contract Amendment No. 2; and

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(h)	all documents, statements and information in the possession of such Party relating to the transactions contemplated by this Contract Amendment No. 2 which may have a material adverse effect on such Party’s ability to fully perform its obligations hereunder or which, if disclosed to the other Party, would have a material effect on the other Party’s willingness to enter into this Contract Amendment No. 2, have been disclosed to the other Party.

3.2	Each Party undertakes to cause all of their respective appointees to the JV Company’s Board of Directors to:

(a)	approve the amendments set out in Article 2 hereof at latest within fifteen (15) days after the due execution of this Contract Amendment No. 2 by the Parties; and

(b)	approve the License Contract executed on the same date hereof at latest within fifteen (15) days after the due execution of this Contract Amendment No. 2 by the Parties; and

(c)	execute all other necessary documents and take all other actions necessary or desirable for the effectiveness of this Contract Amendment No. 2.

ARTICLE 4. EFFECTIVENESS OF CONTRACT AMENDMENT NO. 2

This Contract Amendment No. 2 shall become effective on the date on which it is signed by the Parties and, if so required under applicable PRC law and regulation, has been approved by the Examination and Approval Authority without any variations which are not acceptable to any of the Parties.

ARTICLE 5. GENERAL PROVISIONS

5.1	All other terms of the Contract not amended by the provisions of this Contract Amendment No. 2 shall remain the same and shall remain effective and binding on the Parties thereto.

5.2	No amendment or modification of this Contract Amendment No. 2 shall be effective unless made in writing and signed by the Parties and approved by the Examination and Approval Authority.

5.3	This Contract Amendment No. 2 is signed in Chinese and English, with ten (10) originals in each language. Both language versions shall be equally valid.

5.4	This Contract Amendment No. 2 is an integral part of the Contract, and shall be equally valid with the Contract. In the event of any conflict or discrepancy between the provisions of the Contract and/or the Contract Amendment No. 1 on the one side and the provisions of this Contract Amendment No. 2 on the other side, the provisions of this Contract Amendment No. 2 shall take precedence over the provisions of the Contract and the Contract Amendment No. 1.

[No Text Below]

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IN WITNESS WHEREOF, the Parties hereto have caused this Contract Amendment No. 2 to be executed by their duly authorised representatives on the date first set forth above.

Wuhu Chery Automobile Investment Co., Ltd.

By:
Name:	Tongyue Yin
Title:	Authorized Representative
Nationality:	Chinese

Company Seal:

Quantum (2007) LLC

By:
Name:	Nir Gilad
Title:	Manager
Nationality:	Israeli

Company Seal:

8

CONTRACT FOR THE THIRD AMENDMENT OF THE

JOINT VENTURE CONTRACT OF CHERY QUANTUM AUTO CO., LTD.

by and between

Wuhu Chery Automobile Investment Co., Ltd.

and

Quantum (2007) LLC

DATE: August 28th, 2009

2

CONTRACT FOR THE THIRD AMENDMENT OF THE JOINT VENTURE

CONTRACT

THIS CONTRACT FOR THE THIRD AMENDMENT OF THE JOINT VENTURE CONTRACT (this “Contract Amendment No. 3”) is made on August 28th 2009, by and between:

(1)	Wuhu Chery Automobile Investment Co., Ltd., a limited liability company duly organized and existing under the laws of the People’s Republic of China (“PRC” or “China”), with its legal address at 8 Changchun Road, Wuhu Economic and Technological Development Area, Anhui Province, PRC, (hereinafter referred to as “Party A”); and

(2)	Quantum (2007) LLC, a limited liability company established and existing under the laws of the State of Delaware, the United States of America, with its legal address at 16192 Coastal Highway, Lewes, Delaware 19958, USA (hereinafter referred to as “Party B”).

Party A and Party B shall be referred to individually as a “Party” and collectively as the “Parties”.

PRELIMINARY STATEMENT

WHEREAS, Party A and Party B executed a Joint Venture Contract (the “Contract”) on February 16, 2007, for the establishment of Chery Quantum Auto Co., Ltd. (the “JV Company”), a Sino-foreign equity joint venture company under PRC law. The Contract was approved by the Ministry of Commerce of the People’s Republic of China (the “MOFCOM”) on December 18, 2007;

WHEREAS, Party A and Party B executed a first amendment to the Contract on July 17, 2008 (“Contract Amendment No. 1”), pursuant to which Articles 5.1, 5.2.1, 5.2.1(A), 5.2.2, 5.3.2, and 5.6 of the Contract have been revised as agreed in Contract Amendment No. 1;

WHEREAS, Party A and Party B executed a second amendment to the Contract on December 22, 2008 (“Contract Amendment No. 2”), pursuant to which Articles 1.7, 1.16, 1.17, 1.18, 5.2.1(A), 5.2.1(B), 5.2.1(C), 5.3.2, 5.6, 8.1, 8.2, 18.2, 18.3 and Appendix 1 of the Contract have been revised as agreed in Contract Amendment No. 2;

NOW, THEREFORE, in accordance with the provisions of the Contract and the relevant PRC laws, rules and regulations, the Parties hereby agree as follows:

ARTICLE 1. DEFINITIONS

1.1	All terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Contract.

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1.2	“Articles of Association Amendment No. 3” means the Third Amendment to the Articles of Association of Chery Quantum Auto Co., Ltd. executed on the same date hereof.

1.3	“Effective Date of this Contract Amendment No. 3” means the date referred to in Article 4 hereof.

1.4	“Registration Authority” means the registration authority of the JV Company, which is the Anhui Province Administration for Industry and Commerce.

ARTICLE 2. AMENDMENTS TO THE CONTRACT

2.1	Article 5.1 of the Contract shall be revised to read as follows:

“The JV Company’s total amount of investment shall be Seven Thousand and Three Hundred Sixty-four Million and Four Hundred Thirty Thousand RMB (RMB 7,364,430,000), and its registered capital shall be Two Thousand and Nine Hundred Twenty One Million and Eight Hundred Forty Thousand RMB (RMB 2,921,840,000).

The registered capital of the JV Company shall be increased in the year 2011 by Five Hundred Sixty Million RMB (RMB 560,000,000), thereby the total registered capital of the JV Company shall be Three Thousand and Four Hundred Eighty One Million and Eight Hundred and Forty Thousand RMB (RMB 3,481,840,000), if so necessitated by the business plan of the JV Company for the year 2011 and the Parties shall subscribe to such capital increase in equal proportion. Concurrently with such increase of the registered capital, the total investment of the JV Company shall be increased to the legally permissible maximum amount.”

2.2	Article 5.2.1 of the Contract shall be revised to read as follows:

“Party A’s contribution to the registered capital of the JV Company shall be One Thousand and Four Hundred Sixty Million and Nine Hundred Twenty Thousand RMB (RMB 1,460,920,000), representing fifty percent (50%) of the equity interest in the JV Company’s registered capital. Party A shall provide the following as its contribution to the JV Company’s registered capital:

(A)	an amount of RMB cash equal to the difference between One Thousand and Four Hundred Sixty Million and Nine Hundred Twenty Thousand RMB (RMB 1,460,920,000), on the one hand, and, on the other hand, the value of the land use rights referred to in Section B below. Party A has already contributed Two Hundred Forty-eight Million and Three Hundred Sixty Thousand RMB (RMB 248,360,000) in cash into the capital account of the JV Company on January 18, 2008 and has contributed the land use rights referred to in Section B below at a value of Two Hundred and Fifty-eight Million Three Hundred and Ninety-two Thousand and Nine Hundred and Sixty-six RMB (RMB 258,392,966) and has contributed Nine Hundred Fifty-four Million and One Hundred Sixty-seven Thousand and Thirty-four RMB (RMB 954,167,034) in cash into the capital account of the JV Company on March 23, 2009;”

4

(B)	those land use rights for the Site as further detailed and set forth in the Appendix 3, which have a total value appraised by an evaluation institute recognized by the PRC government, and confirmed by the relevant PRC state assets administration authorities of Two Hundred and Fifty-eight Million Three Hundred and Ninety-two Thousand Nine Hundred and Sixty-six RMB (RMB 258,392,966) and have been contributed to the JV Company already.”

2.3	Article 5.2.2 of the Contract shall be revised to read as follows:

“Party B’s contribution to the registered capital of the JV Company shall be One Thousand and Four Hundred Sixty Million and Nine Hundred Twenty Thousand RMB (RMB 1,460,920,000), representing fifty percent (50%) of the equity interest in the JV Company’s registered capital. Party B shall make such contribution, in cash, in United States Dollars or Euro. The equivalent United States Dollars or Euro amount shall be calculated based on the median rate of Renminbi to United States Dollars or Euro, as appropriate, published by the People’s Bank of China on the date when the JV Company receives in its capital account each installment of the capital contribution made by Party B. Party B has already contributed Two Hundred Million United States Dollars (US$ 200,000,000) in cash which was received by the JV Company in its capital account on December 29, 2007, equivalent to One Thousand and Four Hundred Sixty Million and Nine Hundred Twenty Thousand RMB (RMB 1,460,920,000).”

2.4	Article 5.7.3 of the Contract shall be revised to read as follows:

“In the event that the registered capital of the JV Company is increased, any Party which provides US$ or Euro cash as capital contribution shall be credited with a RMB amount equivalent to such US$ or Euro cash amount. Such RMB equivalent shall be calculated using the median of the official buying and selling rates for RMB that is published by the People’s Bank of China on the date on which that US$ or Euro contribution was made.”

2.5	Article 5.8 of the Contract shall be revised to read as follows:

“Subject to Article 9.14(r) and (s), the JV Company shall be responsible for obtaining any loans or other financing that may be required by the JV Company to finance its operation and capital expenditures. Subject to the foregoing, the Parties shall cooperate with each other and the JV Company in facilitating the approval and grant by third party lenders of loans to the JV Company. In order to fund the difference between the total amount of investment and the registered capital, the JV Company may obtain, in accordance with the following, loans from banks or other authorized lenders in the PRC or from banks, export credit agencies, international financial organizations and other lenders abroad:

(a)	The JV Company shall first attempt to obtain such a loan on its own credit.

(b)	Secondly, the JV Company may pledge or mortgage its assets for the benefit of any lender as collateral for a loan by any such lender.”

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2.6	Article 5.9 of the Contract shall be revised to read as follows:

“Any cost incurred by a Party in connection with the making of a capital contribution shall be paid by such a Party unless otherwise has been agreed in writing between the Parties.”

2.7	Article 5.12 of the Contract shall be revised to read as follows:

“Intentionally left blank.”

2.8	Article 5.13 of the Contract shall be revised to read as follows:

“The Parties hereto agree, notwithstanding anything to the contrary contained in this Contract, that nothing herein shall be construed as an obligation of any Party to provide additional contributions to the JV Company in excess of the contributions set forth in Article 5.2 hereof or financial support to the JV Company.”

2.9	Article 8.3 of the Contract shall be revised to read as follows:

“The Board shall ratify, and an authorized representative of the JV Company shall countersign, those Ancillary Contracts at the first meeting of the Board to the extent the Ancillary Contracts are then finalized. Each Party hereby agrees that it shall consent and shall cause the directors appointed by each Party to consent to the JV Company’s due execution of and entry into those Ancillary Contracts.”

2.10	Article 9.2 of the Contract shall be revised to read as follows:

“The Board shall consist of six (6) directors, three (3) of whom shall be appointed by Party A and three (3) of whom shall be appointed by Party B.”

2.11	Article 9.14 of the Contract shall be revised to read as follows:

“The Board shall unanimously decide all matters of the JV Company brought to its approval (including all matters material to the JV Company which shall be brought to the Board for its approval as a matter of corporate policy or pursuant or applicable law or custom), including but not limited to the following matters and the adoption of resolutions requiring the unanimous assent of all the directors shall be made by all directors who are present, in person or by proxy, at a duly convened meeting of the Board:

(a)	amendment of the Articles of Association;

(b)	merger, acquisition of equity interests in another entity, consolidation of the JV Company with another organization, division of the JV Company;

(c)	termination or dissolution of the JV Company or the suspension of its operations;

(d)	increase, decrease or transfer of the JV Company’s registered capital;

6

(e)	investment by the JV Company in other companies and establishment of branches;

(f)	addition or elimination of any JV Product;

(g)	profit distribution plans, plans for making up losses, and the amount of allocations to the Three Funds;

(h)	approval of the JV Company’s annual and long-term business plans;

(i)	appointment, dismissal, salary and other compensation benefits of the Senior Management Employees and the salary and other compensation benefits of the General Manager and Chief Financial Officer;

(j)	employee salary and welfare system of the JV Company;

(k)	decisions on matters relating to the liquidation work in accordance with Article 18 of this Contract and relevant laws and regulations;

(l)	execution or termination by the JV Company of any material partnership or joint venture contract whereby the agreed amount of equity investment by the JV Company is more than four million United States Dollars (US$4,000,000);

(m)	designation of the external annual auditors of the JV Company for annual auditing;

(n)	approval of annual budget, mid and long term business plans;

(o)	approval of the liquidation plan in accordance with Article 18.11 of this Contract;

(p)	any change of any significant accounting principles and practices, subject to the applicable PRC laws and regulations;

(q)	enter into any contract or other arrangement with a Party, a member of the Board or an Affiliate or any other Third Party entering into an agreement with JV Company on behalf of any Party, unless such contract or other arrangement is entered into pursuant to an existing agreement or contract approved by the Board, an item expressly approved by the Board in an annual budget of the JV Company or any Board resolutions;

(r)

issue of any debenture or the creation of any mortgage, charge, lien, encumbrance or other Third Party security interest over any of the JV Company’s material fixed assets or sell, convey, transfer, lease or otherwise dispose of, or grant an option or other right to purchase, lease or otherwise acquire (whether in one transfer or a series of related transfers) all or a material part of the JV Company’s fixed assets or the giving by the JV Company of any guarantee or indemnity to or becoming surety for any Third

7

Party, provided that in all cases a single transaction or a series of related transactions within a twelve (12) months’ period exceeds a transaction value of aggregate five million United States Dollars (US$ 5,000,000);

(s)	any borrowing in excess of five million United States Dollars (US$ 5,000,000);

(t)	a decision to initiate an IPO of the shares of the JV Company;

(u)	settle any litigation matter or claim which would adversely affect the JV Company to conduct business or where the amount under dispute exceeds seven million United States Dollars (US$ 7,000,000), save that where any action is to be taken against one or more Parties or their Affiliates or any other Third Party entering into an agreement with JV Company on behalf of any Party, the approval of those Parties shall not be required;

(v)	capital expenditures and investments exceeding the approved annual budget by more than ten percent (10%) or whereby a single transaction or a series of related transactions within a twelve (12) months’ period exceeds an investment value of aggregate four million United States Dollars (US$ 4,000,000), whichever is higher; and

(w)	any other matters referred to the Board that, pursuant to relevant laws and regulations or this Contract or the Articles of Association requires an unanimous resolution by the Board.”

2.12	Article 9.15 of the Contract shall be revised to read as follows:

“Intentionally left blank.”

2.13	Article 9.16 of the Contract shall be revised to read as follows:

“The Board may, without convening a meeting, adopt any resolution, if all directors then holding office consent in writing to such action. The Chairperson or any person authorized by the Chairperson pursuant to Article 9.4 shall send a written notice in both Chinese and English with the proposed agenda and the proposed resolutions to all directors at least twenty (20) calendar days in advance of the adoption of such resolutions. The directors shall inform the Chairperson or such person authorized by the Chairperson of his or her position on the proposed resolutions within fourteen (14) days of the aforementioned notice. Such written consent shall be filed with the minutes of the relevant Board proceedings and shall have the same force and effect as a unanimous vote of all directors present at a meeting of the Board. Such consent may be signed in counterparts which, taken together, shall constitute a single consent document.”

2.14	Article 9.21 of the Contract shall be revised to read as follows:

“Notwithstanding any provisions of Article 9.20, in the event the Board at its meeting referred to in Article 9.20 is unable to arrive at a decision on any matters referred to in

8

Article 9.14 (n), (o) and (v), then such matters shall be decided by a simple majority of the directors who are present, in person or by proxy, at such meeting. If a matter shall be brought to the Board for a decision pursuant to the preceding sentence relating to any of the matters set forth therein at any time during the term of the JV Company, then upon the third occurrence of such event, an event of deadlock shall be deemed to exist and either Party shall be entitled to terminate the Contract pursuant to Article 18.1.”

2.15	Article 11.2.4 of the Contract shall be revised to read as follows:

“The Deputy General Manager and all other Senior Management Employees may be nominated by either Party, except for the General Manager and CFO, whose nominations and appointments shall be handled pursuant to Articles 11.2.1 and 11.2.2, respectively. The nominations for the Deputy General Manager and all other Senior Management Employees shall be presented to the Board for approval (except for the General Manager and CFO, the nominations and appointments of which shall be handled pursuant to Articles 11.2.1 and 11.2.2, respectively). The Board shall then approve the nomination by a simple majority vote of those directors on the Board who are present in person or by proxy at a duly convened Board meeting and the approval of the Board shall not be unreasonably withheld. Either Party may propose at any time to dismiss any Senior Management Employees (except the General Manager and the CFO whose dismissals shall be handled pursuant to Articles 11.2.1 and 11.2.2, respectively) and the approval of the Board shall not be unreasonably withheld.

The Deputy General Manager shall be in charge of one of the functional departments of the JV Company.”

2.16	Article 11.3 of the Contract shall be revised to read as follows:

“The replacements for the General Manager and CFO, whether by reason of retirement, resignation, disability or death or by removal of any reason by the Party which nominated him/her in accordance with Article 11.2 shall be nominated and appointed in the same manner as the original appointee in accordance with Article 11.2.

The replacements for the Deputy General Manager and all other Senior Management Employees (except for the General Manager and the CFO), whether by reason of retirement, resignation, disability or death or by removal for any reason shall be nominated and appointed in the same manner as the original appointee in accordance with Article 11.2.

The General Manager, Deputy General Manager, CFO and all other Senior Management Employees may be dismissed by the Board at any time, for intentional misconduct or gross negligence or for graft or serious dereliction of duties or other due causes as required by PRC law.”

9

2.17	Article 11.4 of the Contract shall be revised to read as follows:

“The General Manager shall be in charge of the day-to-day operation and management of the JV Company and shall carry out all matters entrusted to him/her by the Board. All other Senior Management Employees shall assist the General Manager in his/her work and shall carry out the functions delegated to him/her by specific written authorization of the General Manager.

The General Manager shall obtain the consent of the CFO (such consent shall not be unreasonably withheld) before he/she can commit the JV Company to spend more than one million Renminbi (RMB 1,000,000) (or the equivalent amount in another currency) in any transaction or series of related transactions within twelve consecutive months, unless such expenditure is approved by the Board in its annual budget. Any transaction between a Party or its Affiliates and the JV Company must always be approved by both the General Manager and CFO.”

2.18	Article 18.10 of the Contract shall be revised to read as follows:

“The liquidation committee shall be made up of four (4) members: Party A shall appoint two (2) members and Party B shall appoint two (2) members. Members of the liquidation committee may, but need not be, directors or senior employees of the JV Company. The liquidation committee may engage a lawyer and an accountant registered in the PRC to assist the liquidation committee. When permitted by PRC law, any Party may also appoint professional advisors to assist the liquidation committee. The Board shall report the formation of the liquidation committee to the relevant PRC government department in charge of the JV Company.”

2.19	In Article 23.8 of the Contract, the contact details of the JV Company shall be amended to read as follows and the remainder of such Article shall remain unchanged:

“The JV Company:

Chery Quantum Auto Co., Ltd.

No. 1 Songshan Road, Wuhu, Anhui Province, PRC

Attention: Guo Qian, Legal Representative

Facsimile No: +86 553 596 52 30

Telephone No: +86 553 596 52 31”

ARTICLE 3. REPRESENTATIONS, WARRANTIES AND UNDERTAKINGS

3.1	Each Party hereby represents and warrants to the other Party that, as of the date this Contract Amendment No. 3 is signed and as of the Effective Date of this Contract Amendment No. 3:

a)	such Party is duly organized, validly existing under the laws of the place of its establishment or incorporation;

b)	such Party has all requisite power and capacity required to enter into this Contract Amendment No. 3;

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c)	such Party has taken all corporate actions necessary to authorize it to enter into this Contract Amendment No. 3, and its representative whose signature is affixed hereto is fully authorized to sign this Contract Amendment No. 3 and to bind such Party thereby;

d)	upon the Effective Date of this Contract Amendment No. 3, this Contract Amendment No. 3 shall be legally binding on such Party;

e)	all negotiations relative to this Contract Amendment No. 3 and the transactions contemplated hereby have been carried on by such Party and its respective representatives without any assistance or the intervention of any person or entity requested by that Party or any of its Affiliates so as to give rise to any valid claim against such Party or its respective Affiliates, for a brokerage commission, finder’s fee, or other like payment;

f)	neither the signature of this Contract Amendment No. 3 nor the performance of its obligations hereunder will conflict with, or result in a breach of, or constitute a default under, any provision of the articles of association, by-laws or other documents of such Party, or any law, regulation, rule, authorization or approval of any government agency or body, or of any contract or agreement, to which such Party is a party or subject;

g)	[***], no lawsuit, arbitration, other legal or administrative proceeding, or governmental investigation is pending or, to the best of such Party’s or its Affiliate(s)’ knowledge, is threatened, against such Party or its Affiliate(s) that would affect in any way its ability to enter into or perform the Contract, any of the Ancillary Contracts or this Contract Amendment No. 3; and

h)	all documents, statements and information in the possession of such Party relating to the transactions contemplated by this Contract Amendment No. 3 which may have a material adverse effect on such Party’s ability to fully perform its obligations hereunder or which, if disclosed to the other Party, would have a material effect on the other Party’s willingness to enter into this Contract Amendment No. 3, have been disclosed to the other Party.

3.2	Each Party undertakes to cause all of their respective appointees to the JV Company’s Board of Directors to:

(a)	approve the amendments set out in Article 2 hereof at latest within fifteen (15) days after the due execution of this Contract Amendment No. 3 by the Parties; and

(b)	execute all other necessary documents and take all other actions necessary or desirable for the effectiveness of this Contract Amendment No. 3.

11

ARTICLE 4. EFFECTIVENESS OF CONTRACT AMENDMENT NO. 3

This Contract Amendment No. 3 shall become effective on the date on which it is signed by the Parties and, if so required under applicable PRC law and regulation, has been approved by the Examination and Approval Authority without any variations which are not acceptable to any of the Parties.

ARTICLE 5. GENERAL PROVISIONS

5.1	All other terms of the Contract not amended by the provisions of this Contract Amendment No. 3 shall remain the same and shall remain effective and binding on the Parties thereto.

5.2	No amendment or modification of this Contract Amendment No. 3 shall be effective unless made in writing and signed by the Parties and approved by the Examination and Approval Authority.

5.3	This Contract Amendment No. 3 is signed in Chinese and English, with ten (10) originals in each language. Both language versions shall be equally valid.

5.4	This Contract Amendment No. 3 is an integral part of the Contract, and shall be equally valid with the Contract. In the event of any conflict or discrepancy between the provisions of the Contract and/or the Contract Amendment No. 1 and/or the Contract Amendment No. 2 on the one side and the provisions of this Contract Amendment No. 3 on the other side, the provisions of this Contract Amendment No. 3 shall take precedence over the provisions of the Contract, the Contract Amendment No. 1 and the Contract Amendment No. 2.

[No Text Below]

12

IN WITNESS WHEREOF, the Parties hereto have caused this Contract Amendment No. 3 to be executed by their duly authorised representatives on the date first set forth above.

Wuhu Chery Automobile Investment Co., Ltd.

By:
Name:	Tongyue Yin
Title:	Authorized Representative
Nationality:	Chinese

Company Seal:

Quantum (2007) LLC

By:
Name:	Nir Gilad
Title:	Manager
Nationality:	Israeli

Company Seal:

13

CONTRACT FOR THE FOURTH AMENDMENT OF THE

JOINT VENTURE CONTRACT OF CHERY QUANTUM AUTO CO., LTD.

by and between

Wuhu Chery Automobile Investment Co., Ltd.

and

Quantum (2007) LLC

DATE: May 24, 2011

2

CONTRACT FOR THE FOURTH AMENDMENT OF THE JOINT VENTURE

CONTRACT

THIS CONTRACT FOR THE FOURTH AMENDMENT OF THE JOINT VENTURE CONTRACT (this “Contract Amendment No. 4”) is made on May 24, 2011 by and between:

(1)	Wuhu Chery Automobile Investment Co., Ltd., a limited liability company duly organized and existing under the laws of the People’s Republic of China (“PRC” or “China”), with its legal address at 8 Changchun Road, Wuhu Economic and Technological Development Area, Anhui Province, PRC, (hereinafter referred to as “Party A”); and

(2)	Quantum (2007) LLC, a limited liability company established and existing under the laws of the State of Delaware, the United States of America, with its legal address at 16192 Coastal Highway, Lewes, Delaware 19958, USA (hereinafter referred to as “Party B”).

Party A and Party B shall be referred to individually as a “Party” and collectively as the “Parties”.

PRELIMINARY STATEMENT

WHEREAS, Party A and Party B executed a Joint Venture Contract (the “Contract”) on February 16, 2007, for the establishment of Chery Quantum Auto Co., Ltd. (the “JV Company”), a Sino-foreign equity joint venture company under PRC law. The Contract was approved by the Ministry of Commerce of the People’s Republic of China (the “MOFCOM”) on December 18, 2007;

WHEREAS, Party A and Party B executed a first amendment to the Contract on July 17, 2008 (“Contract Amendment No.1”), a second amendment to the Contract on December 22, 2008 (“Contract Amendment No.2”), and a third amendment to the Contract on August 28, 2009 (“Contract Amendment No.3”).

NOW, THEREFORE, in accordance with the provisions of the Contract and the relevant PRC laws, rules and regulations, the Parties hereby agree as follows:

ARTICLE 1. DEFINITIONS

1.1	All terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Contract.

1.2	“Articles of Association Amendment No. 4” means the Fourth Amendment to the Articles of Association of Chery Quantum Auto Co., Ltd. executed on the same date hereof.

1.3	“Effective Date of this Contract Amendment No. 4” means the date referred to in Article 4 hereof.

1.4	“Registration Authority” means the registration authority of the JV Company, which is the Anhui Province Administration for Industry and Commerce.

3

ARTICLE 2. AMENDMENTS TO THE CONTRACT

2.1	Article 3.3 of the Contract shall be revised to read as follows:

“The legal address of the JV Company shall be Room 501, Binjiang International Building, Tonggang Road, Changshu City Economic Development Area, Changshu City, Jiangsu Province, PRC.”

2.2	Article 4.2 of the Contract shall be revised to read as follows:

“The business scope of the JV Company shall be to produce Motor Vehicles in the PRC; to sell and distribute worldwide Motor Vehicles produced by the JV Company, and the parts, components and accessories therefore; to conduct import business of raw and auxiliary materials, electronic instruments and meters, mechanical equipment and spare parts necessary for the JV Company’s manufacturing and development; to provide technical services and to deal with technical transactions (subject to a license where required by law for the foregoing).”

2.3	Article 5.1 of the Contract shall be revised to read as follows:

“The JV Company’s total amount of investment shall be Six Thousand and Nine Hundred Ninety Four Million and Nine Hundred Fifty Thousand RMB (RMB 6,994,950,000), and its registered capital shall be Two Thousand and Nine Hundred Twenty One Million and Eight Hundred Forty Thousand RMB (RMB 2,921,840,000).

The registered capital of the JV Company shall be increased in the year 2011 by Five Hundred Sixty Million RMB (RMB 560,000,000), thereby the total registered capital of the JV Company shall be Three Thousand and Four Hundred Eighty One Million and Eight Hundred and Forty Thousand RMB (RMB 3,481,840,000), if so necessitated by the business plan of the JV Company for the year 2011 and the Parties shall subscribe to such capital increase in equal proportion. Concurrently with such increase of the registered capital, the total investment of the JV Company shall be increased to the legally permissible maximum amount.”

2.4	In Article 23.8 of the Contract, the contact details of the JV Company shall be amended to read as follows and the remainder of such Article shall remain unchanged:

“The JV Company:

Chery Quantum Auto Co., Ltd.

Room 501, Binjiang International Building, Tonggang Road, Changshu City

Economic Development Area, Changshu City, Jiangsu Province, PRC

Attention: [name as applicable from time to time], Legal Representative

Facsimile No: +86 512 5229 2988

Telephone No: +86 512 5229 2900”

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ARTICLE 3. REPRESENTATIONS, WARRANTIES AND UNDERTAKINGS

3.1	Each Party hereby represents and warrants to the other Party that, as of the date this Contract Amendment No. 4 is signed and as of the Effective Date of this Contract Amendment No. 4:

a)	such Party is duly organized, validly existing under the laws of the place of its establishment or incorporation;

b)	such Party has all requisite power and capacity required to enter into this Contract Amendment No. 4;

c)	such Party has taken all corporate actions necessary to authorize it to enter into this Contract Amendment No. 4, and its representative whose signature is affixed hereto is fully authorized to sign this Contract Amendment No. 4 and to bind such Party thereby;

d)	upon the Effective Date of this Contract Amendment No. 4, this Contract Amendment No. 4 shall be legally binding on such Party;

e)	all negotiations relative to this Contract Amendment No. 4 and the transactions contemplated hereby have been carried on by such Party and its respective representatives without any assistance or the intervention of any person or entity requested by that Party or any of its Affiliates so as to give rise to any valid claim against such Party or its respective Affiliates, for a brokerage commission, finder’s fee, or other like payment;

f)	neither the signature of this Contract Amendment No. 4 nor the performance of its obligations hereunder will conflict with, or result in a breach of, or constitute a default under, any provision of the articles of association, by-laws or other documents of such Party, or any law, regulation, rule, authorization or approval of any government agency or body, or of any contract or agreement, to which such Party is a party or subject;

g)	[***], no lawsuit, arbitration, other legal or administrative proceeding, or governmental investigation is pending or, to the best of such Party’s or its Affiliate(s)’ knowledge, is threatened, against such Party or its Affiliate(s) that would affect in any way its ability to enter into or perform the Contract, any of the Ancillary Contracts or this Contract Amendment No. 4; and

h)	all documents, statements and information in the possession of such Party relating to the transactions contemplated by this Contract Amendment No. 4 which may have a material adverse effect on such Party’s ability to fully perform its obligations hereunder or which, if disclosed to the other Party, would have a material effect on the other Party’s willingness to enter into this Contract Amendment No. 4, have been disclosed to the other Party.

5

3.2	Each Party undertakes to cause all of their respective appointees to the JV Company’s Board of Directors to:

(a)	approve the amendments set out in Article 2 hereof at latest within fifteen (15) days after the due execution of this Contract Amendment No. 4 by the Parties; and

(b)	execute all other necessary documents and take all other actions necessary or desirable for the effectiveness of this Contract Amendment No. 4.

ARTICLE 4. EFFECTIVENESS OF CONTRACT AMENDMENT NO. 4

This Contract Amendment No. 4 shall become effective on the date on which it is signed by the Parties and, if so required under applicable PRC law and regulation, has been approved by the Examination and Approval Authority without any variations which are not acceptable to any of the Parties.

ARTICLE 5. GENERAL PROVISIONS

5.1	All other terms of the Contract not amended by the provisions of this Contract Amendment No. 4 shall remain the same and shall remain effective and binding on the Parties thereto.

5.2	No amendment or modification of this Contract Amendment No. 4 shall be effective unless made in writing and signed by the Parties and approved by the Examination and Approval Authority.

5.3	This Contract Amendment No. 4 is signed in Chinese and English, with fifteen (15) originals in each language. Both language versions shall be equally valid.

5.4	This Contract Amendment No. 4 is an integral part of the Contract, and shall be equally valid with the Contract. In the event of any conflict or discrepancy between the provisions of the Contract and/or the Contract Amendment No. 1, the Contract Amendment No. 2 and/or the Contract Amendment No. 3 on the one side and the provisions of this Contract Amendment No. 4 on the other side, the provisions of this Contract Amendment No. 4 shall take precedence over the provisions of the Contract, the Contract Amendment No. 1, the Contract Amendment No. 2 and the Contract Amendment No. 3.

[No Text Below]

6

IN WITNESS WHEREOF, the Parties hereto have caused this Contract Amendment No. 4 to be executed by their duly authorised representatives on the date first set forth above.

Wuhu Chery Automobile Investment Co., Ltd.

By:
Name:	Tongyue Yin
Title:	Authorized Representative
Nationality:	Chinese

Company Seal:

Quantum (2007) LLC

By:
Name:	Nir Gilad
Title:	Manager
Nationality:	Israeli

Company Seal:

7

CONTRACT FOR THE FIFTH AMENDMENT OF THE

JOINT VENTURE CONTRACT OF CHERY QUANTUM AUTO CO., LTD.

by and between

Wuhu Chery Automobile Investment Co., Ltd.

and

Quantum (2007) LLC

DATE: August 23, 2011

2

CONTRACT FOR THE FIFTH AMENDMENT OF THE JOINT VENTURE

CONTRACT

THIS CONTRACT FOR THE FIFTH AMENDMENT OF THE JOINT VENTURE CONTRACT (this “Contract Amendment No. 5”) is made on August 23, 2011 by and between:

(1)	Wuhu Chery Automobile Investment Co., Ltd., a limited liability company duly organized and existing under the laws of the People’s Republic of China (“PRC” or “China”), with its legal address at 8 Changchun Road, Wuhu Economic and Technological Development Area, Anhui Province, PRC, (hereinafter referred to as “Party A”); and

(2)	Quantum (2007) LLC, a limited liability company established and existing under the laws of the State of Delaware, the United States of America, with its legal address at 16192 Coastal Highway, Lewes, Delaware 19958, USA (hereinafter referred to as “Party B”).

Party A and Party B shall be referred to individually as a “Party” and collectively as the “Parties”.

PRELIMINARY STATEMENT

WHEREAS, Party A and Party B executed a Joint Venture Contract (the “Contract”) on February 16, 2007, for the establishment of Chery Quantum Auto Co., Ltd. (the “JV Company”), a Sino-foreign equity joint venture company under PRC law. The Contract was approved by the Ministry of Commerce of the People’s Republic of China (the “MOFCOM”) on December 18, 2007;

WHEREAS, Party A and Party B executed by now four (4) amendments to the Contract (on July 17, 2008, December 22, 2008, August 28, 2009 and May 24, 2011 (all aforesaid amendments to the Contract also “the Previous Contract Amendments”).

NOW, THEREFORE, in accordance with the provisions of the Contract and the relevant PRC laws, rules and regulations, the Parties hereby agree as follows:

ARTICLE 1. DEFINITIONS

1.1	All terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Contract.

1.2	“Articles of Association Amendment No. 5” means the Fifth Amendment to the Articles of Association of Chery Quantum Auto Co., Ltd. executed on the same date hereof.

1.3	“Effective Date of this Contract Amendment No. 5” means the date referred to in Article 4 hereof.

1.4	“Registration Authority” means the registration authority of the JV Company, which is the Jiangsu Province Administration for Industry and Commerce.

3

ARTICLE 2. AMENDMENTS TO THE CONTRACT

2.1	Article 5.1 of the Contract shall be revised to read as follows:

“The JV Company’s total amount of investment shall be Six Thousand and Nine Hundred Ninety Four Million and Nine Hundred Fifty Thousand RMB (RMB 6,994,950,000), and its registered capital shall be increased by Five Hundred Sixty Million RMB (RMB 560,000,000) to a total registered capital of Three Thousand and Four Hundred Eighty One Million and Eight Hundred and Forty Thousand RMB (RMB 3,481,840,000).

Of the increased amount of Five Hundred Sixty Million RMB (RMB 560,000,000), each Party shall contribute a cash amount of Two Hundred Eighty Million RMB (RMB 280,000,000) to the JV Company’s capital accounts not later than 15 September 2011.”

ARTICLE 3. REPRESENTATIONS, WARRANTIES AND UNDERTAKINGS

3.1	Each Party hereby represents and warrants to the other Party that, as of the date this Contract Amendment No. 5 is signed and as of the Effective Date of this Contract Amendment No. 5:

a)	such Party is duly organized, validly existing under the laws of the place of its establishment or incorporation;

b)	such Party has all requisite power and capacity required to enter into this Contract Amendment No. 5;

c)	such Party has taken all corporate actions necessary to authorize it to enter into this Contract Amendment No. 5, and its representative whose signature is affixed hereto is fully authorized to sign this Contract Amendment No. 5 and to bind such Party thereby;

d)	upon the Effective Date of this Contract Amendment No. 5, this Contract Amendment No. 5 shall be legally binding on such Party;

e)	all negotiations relative to this Contract Amendment No. 5 and the transactions contemplated hereby have been carried on by such Party and its respective representatives without any assistance or the intervention of any person or entity requested by that Party or any of its Affiliates so as to give rise to any valid claim against such Party or its respective Affiliates, for a brokerage commission, finder’s fee, or other like payment;

4

f)	neither the signature of this Contract Amendment No. 5 nor the performance of its obligations hereunder will conflict with, or result in a breach of, or constitute a default under, any provision of the articles of association, by-laws or other documents of such Party, or any law, regulation, rule, authorization or approval of any government agency or body, or of any contract or agreement, to which such Party is a party or subject;

g)	[***] no lawsuit, arbitration, other legal or administrative proceeding, or governmental investigation is pending or, to the best of such Party’s or its Affiliate(s)’ knowledge, is threatened, against such Party or its Affiliate(s) that would affect in any way its ability to enter into or perform the Contract, any of the Ancillary Contracts or this Contract Amendment No. 5; and

h)	all documents, statements and information in the possession of such Party relating to the transactions contemplated by this Contract Amendment No. 5 which may have a material adverse effect on such Party’s ability to fully perform its obligations hereunder or which, if disclosed to the other Party, would have a material effect on the other Party’s willingness to enter into this Contract Amendment No. 5, have been disclosed to the other Party.

3.2	Each Party undertakes to cause all of their respective appointees to the JV Company’s Board of Directors to:

(a)	approve the amendments set out in Article 2 hereof at latest within fifteen (15) days after the due execution of this Contract Amendment No. 5 by the Parties; and

(b)	execute all other necessary documents and take all other actions necessary or desirable for the effectiveness of this Contract Amendment No. 5.

ARTICLE 4. EFFECTIVENESS OF CONTRACT AMENDMENT NO. 5

This Contract Amendment No. 5 shall become effective on the date on which it is signed by the Parties and, if so required under applicable PRC law and regulation, has been approved by the Examination and Approval Authority without any variations which are not acceptable to any of the Parties.

5

ARTICLE 5. GENERAL PROVISIONS

5.1	All other terms of the Contract not amended by the provisions of this Contract Amendment No. 5 shall remain the same and shall remain effective and binding on the Parties thereto.

5.2	No amendment or modification of this Contract Amendment No. 5 shall be effective unless made in writing and signed by the Parties and approved by the Examination and Approval Authority.

5.3	This Contract Amendment No. 5 is signed in Chinese and English, with six (6) originals in each language. Both language versions shall be equally valid.

5.4	This Contract Amendment No. 5 is an integral part of the Contract, and shall be equally valid with the Contract. In the event of any conflict or discrepancy between the provisions of the Contract and/or the Previous Contract Amendments on the one side and the provisions of this Contract Amendment No. 5 on the other side, the provisions of this Contract Amendment No. 5 shall take precedence over the provisions of the Contract and the Previous Contract Amendments.

[No Text Below]

6

IN WITNESS WHEREOF, the Parties hereto have caused this Contract Amendment No. 5 to be executed by their duly authorised representatives on the date first set forth above.

Wuhu Chery Automobile Investment Co., Ltd.

By:

Name:	Tongyue Yin
Title:	Authorized Representative
Nationality:	Chinese

Company Seal:

Quantum (2007) LLC

By:

Name:	Nir Gilad
Title:	Manager
Nationality:	Israeli

Company Seal:

7

CONTRACT FOR THE SIXTH AMENDMENT OF THE

JOINT VENTURE CONTRACT OF CHERY QUANTUM AUTO CO., LTD.

by and between

Wuhu Chery Automobile Investment Co., Ltd.

and

Quantum (2007) LLC

DATE: November 18, 2011

2

CONTRACT FOR THE SIXTH AMENDMENT OF THE JOINT VENTURE

CONTRACT

THIS CONTRACT FOR THE SIXTH AMENDMENT OF THE JOINT VENTURE CONTRACT (this “Contract Amendment No. 6”) is made on November 18, 2011 by and between:

(1)	Wuhu Chery Automobile Investment Co., Ltd., a limited liability company duly organized and existing under the laws of the People’s Republic of China (“PRC” or “China”), with its legal address at 8 Changchun Road, Wuhu Economic and Technological Development Area, Anhui Province, PRC, (hereinafter referred to as “Party A”); and

(2)	Quantum (2007) LLC, a limited liability company established and existing under the laws of the State of Delaware, the United States of America, with its legal address at 16192 Coastal Highway, Lewes, Delaware 19958, USA (hereinafter referred to as “Party B”).

Party A and Party B shall be referred to individually as a “Party” and collectively as the “Parties”.

PRELIMINARY STATEMENT

WHEREAS, Party A and Party B executed a Joint Venture Contract (the “Contract”) on February 16, 2007, for the establishment of Chery Quantum Auto Co., Ltd. (the “JV Company”), a Sino-foreign equity joint venture company under PRC law. The Contract was approved by the Ministry of Commerce of the People’s Republic of China (the “MOFCOM”) on December 18, 2007;

WHEREAS, Party A and Party B executed by now five (5) amendments to the Contract (on July 17, 2008, December 22, 2008, August 28, 2009, May 24, 2011 and August 23, 2011) (all aforesaid amendments to the Contract also “the Previous Contract Amendments”).

NOW, THEREFORE, in accordance with the provisions of the Contract and the relevant PRC laws, rules and regulations, the Parties hereby agree as follows:

ARTICLE 1. DEFINITIONS

1.1	All terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Contract.

1.2	“Articles of Association Amendment No. 6” means the Sixth Amendment to the Articles of Association of Chery Quantum Auto Co., Ltd. executed on the same date hereof.

1.3	“Effective Date of this Contract Amendment No. 6” means the date referred to in Article 4 hereof.

1.4	“Registration Authority” means the registration authority of the JV Company, which is the Jiangsu Province Administration for Industry and Commerce.

3

ARTICLE 2. AMENDMENTS TO THE CONTRACT

2.1	Article 3.2 of the Contract shall be revised to read as follows:

“The name of the JV Company shall be in Chinese and Qoros Automotive Co., Ltd. in English.”

ARTICLE 3. REPRESENTATIONS, WARRANTIES AND UNDERTAKINGS

3.1	Each Party hereby represents and warrants to the other Party that, as of the date this Contract Amendment No. 6 is signed and as of the Effective Date of this Contract Amendment No. 6:

a)	such Party is duly organized, validly existing under the laws of the place of its establishment or incorporation;

b)	such Party has all requisite power and capacity required to enter into this Contract Amendment No. 6;

c)	such Party has taken all corporate actions necessary to authorize it to enter into this Contract Amendment No. 6, and its representative whose signature is affixed hereto is fully authorized to sign this Contract Amendment No. 6 and to bind such Party thereby;

d)	upon the Effective Date of this Contract Amendment No. 6, this Contract Amendment No. 6 shall be legally binding on such Party;

e)	all negotiations relative to this Contract Amendment No. 6 and the transactions contemplated hereby have been carried on by such Party and its respective representatives without any assistance or the intervention of any person or entity requested by that Party or any of its Affiliates so as to give rise to any valid claim against such Party or its respective Affiliates, for a brokerage commission, finder’s fee, or other like payment;

f)	neither the signature of this Contract Amendment No. 6 nor the performance of its obligations hereunder will conflict with, or result in a breach of, or constitute a default under, any provision of the articles of association, by-laws or other documents of such Party, or any law, regulation, rule, authorization or approval of any government agency or body, or of any contract or agreement, to which such Party is a party or subject;

g)	[***] no lawsuit, arbitration, other legal or administrative proceeding, or governmental investigation is pending or, to the best of such Party’s or its Affiliate(s)’ knowledge, is threatened, against such Party or its Affiliate(s) that would affect in any way its ability to enter into or perform the Contract, any of the Ancillary Contracts or this Contract Amendment No. 6; and

4

h)	all documents, statements and information in the possession of such Party relating to the transactions contemplated by this Contract Amendment No. 6 which may have a material adverse effect on such Party’s ability to fully perform its obligations hereunder or which, if disclosed to the other Party, would have a material effect on the other Party’s willingness to enter into this Contract Amendment No. 6, have been disclosed to the other Party.

3.2	Each Party undertakes to cause all of their respective appointees to the JV Company’s Board of Directors to:

(a)	approve the amendments set out in Article 2 hereof at latest within fifteen (15) days after the due execution of this Contract Amendment No. 6 by the Parties; and

(b)	execute all other necessary documents and take all other actions necessary or desirable for the effectiveness of this Contract Amendment No. 6.

ARTICLE 4. EFFECTIVENESS OF CONTRACT AMENDMENT NO. 6

This Contract Amendment No. 6 shall become effective on the date on which it is signed by the Parties and, if so required under applicable PRC law and regulation, has been approved by the Examination and Approval Authority without any variations which are not acceptable to any of the Parties.

ARTICLE 5. GENERAL PROVISIONS

5.1	All other terms of the Contract not amended by the provisions of this Contract Amendment No. 6 shall remain the same and shall remain effective and binding on the Parties thereto.

5.2	No amendment or modification of this Contract Amendment No. 6 shall be effective unless made in writing and signed by the Parties and approved by the Examination and Approval Authority.

5.3	This Contract Amendment No. 6 is signed in Chinese and English, with six (6) originals in each language. Both language versions shall be equally valid.

5

5.4	This Contract Amendment No. 6 is an integral part of the Contract, and shall be equally valid with the Contract. In the event of any conflict or discrepancy between the provisions of the Contract and/or the Previous Contract Amendments on the one side and the provisions of this Contract Amendment No. 6 on the other side, the provisions of this Contract Amendment No. 6 shall take precedence over the provisions of the Contract and the Previous Contract Amendments.

[No Text Below]

6

IN WITNESS WHEREOF, the Parties hereto have caused this Contract Amendment No. 6 to be executed by their duly authorised representatives on the date first set forth above.

Wuhu Chery Automobile Investment Co., Ltd.

By:

Name:	Tongyue Yin
Title:	Authorized Representative
Nationality:	Chinese

Company Seal:

Quantum (2007) LLC

By:

Name:	Nir Gilad
Title:	Manager
Nationality:	Israeli

Company Seal:

7

CONTRACT FOR THE SEVENTH AMENDMENT OF THE

JOINT VENTURE CONTRACT OF CHERY QUANTUM AUTO CO., LTD.

by and between

Wuhu Chery Automobile Investment Co., Ltd.

and

Quantum (2007) LLC

DATE: January 5, 2012

2

CONTRACT FOR THE SEVENTH AMENDMENT OF THE JOINT VENTURE CONTRACT

THIS CONTRACT FOR THE SEVENTH AMENDMENT OF THE JOINT VENTURE CONTRACT (this “Contract Amendment No. 7”) is made on January 5, 2012 by and between:

(1)	Wuhu Chery Automobile Investment Co., Ltd., a limited liability company duly organized and existing under the laws of the People’s Republic of China (“PRC” or “China”), with its legal address at 8 Changchun Road, Wuhu Economic and Technological Development Area, Anhui Province, PRC, (hereinafter referred to as “Party A”); and

(2)	Quantum (2007) LLC, a limited liability company established and existing under the laws of the State of Delaware, the United States of America, with its legal address at 16192 Coastal Highway, Lewes, Delaware 19958, USA (hereinafter referred to as “Party B”).

Party A and Party B shall be referred to individually as a “Party” and collectively as the “Parties”.

PRELIMINARY STATEMENT

WHEREAS, Party A and Party B executed a Joint Venture Contract (the “Contract”) on February 16, 2007, for the establishment of Chery Quantum Auto Co., Ltd. (the “JV Company”), a Sino-foreign equity joint venture company under PRC law. The Contract was approved by the Ministry of Commerce of the People’s Republic of China (the “MOFCOM”) on December 18, 2007;

WHEREAS, Party A and Party B executed by now six (6) amendments to the Contract (on July 17, 2008, December 22, 2008, August 28, 2009, May 24, 2011, August 23, 2011 and November 18, 2011) (all aforesaid amendments to the Contract also “the Previous Contract Amendments”);

WHEREAS with amendment no. 6 to the Contract dated November 18, 2011, the JV Company has applied to change its name to in Chinese and Qoros Automotive Co., Ltd. in English and this name change may or may not be registered by the Registration Authority prior to the Effective Date of this Contract Amendment No. 7. If the Registration Authority should have already registered the aforesaid new enterprise name of the JV Company before the Effective Date of this Contract Amendment No. 7, the name of the JV Company stated in this Contract Amendment No. 7 shall for all intents and purposes be construed to read to in Chinese and Qoros Automotive Co., Ltd. in English.

3

NOW, THEREFORE, in accordance with the provisions of the Contract and the relevant PRC laws, rules and regulations, the Parties hereby agree as follows:

ARTICLE 1. DEFINITIONS

1.1	All terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Contract.

1.2	“Articles of Association Amendment No. 7” means the Seventh Amendment to the Articles of Association of Chery Quantum Auto Co., Ltd. executed on the same date hereof.

1.3	“Effective Date of this Contract Amendment No. 7” means the date referred to in Article 4 hereof.

1.4	“Registration Authority” means the registration authority of the JV Company, which is the Jiangsu Province Administration for Industry and Commerce.

ARTICLE 2. AMENDMENTS TO THE CONTRACT

2.1	Article 5.1 of the Contract shall be revised to read as follows:

“The JV Company’s total amount of investment shall be increased by Six Hundred Million RMB (RMB 600,000,000) from Six Thousand Nine Hundred Ninety Four Million Nine Hundred Fifty Thousand RMB (RMB 6,994,950,000) to Seven Thousand Five Hundred Ninety Four Million Nine Hundred Fifty Thousand RMB (RMB 7,594,950,000), and its registered capital shall be increased by Four Hundred Fifty Million RMB (RMB 450,000,000) from Three Thousand Four Hundred Eighty One Million Eight Hundred Forty Thousand RMB (RMB 3,481,840,000) to Three Thousand Nine Hundred Thirty One Million Eight Hundred Forty Thousand RMB (RMB 3,931,840,000).

Of the increased amount of registered capital of Four Hundred Fifty Million RMB (RMB 450,000,000), each Party shall contribute a cash amount of Two Hundred Twenty Five Million RMB (RMB 225,000,000) to the JV Company’s capital account not later than 15 PRC banking days after the requirements for contribution of the increased registered capital are met (i.e. the Examination and Approval Authority has approved this Contract Amendment No. 7 and the JV Company has provided certified copies of such approval to each of the Parties and the competent department of the State Administration of Foreign Exchange has approved the respective increase of the capital account of the JV Company).

It is agreed by the Parties that Art. 5.3 and Art. 5.6 of the Contract shall not apply to the increase of registered capital under this Contract Amendment No. 7.”

4

2.2	Article 5.2 of the Contract shall be revised to read as follows:

“The Parties’ contributions to the JV Company’s registered capital shall be as follows:

5.2.1	Party A’s contribution to the registered capital of the JV Company shall be One Thousand Nine Hundred Sixty Five Million Nine Hundred Twenty Thousand RMB (RMB 1,965,920,000), representing fifty percent (50%) of the equity interest in the JV Company’s registered capital of which One Thousand Seven Hundred Forty Million Nine Hundred Twenty Thousand RMB (RMB 1,740,920,000) have already been contributed in accordance with the Contract including its Previous Contract Amendments.

5.2.2	Party B’s contribution to the registered capital of the JV Company shall be One Thousand Nine Hundred Sixty Five Million Nine Hundred Twenty Thousand RMB (RMB 1,965,920,000), representing fifty percent (50%) of the equity interest in the JV Company’s registered capital of which One Thousand Seven Hundred Forty Million Nine Hundred Twenty Thousand RMB (RMB 1,740,920,000) have already been contributed in accordance with the Contract including its Previous Contract Amendments. Party B shall make its cash contributions in United States Dollars or Euro. The equivalent United States Dollars or Euro amount shall be calculated based on the median rate of Renminbi to United States Dollars or Euro, as appropriate, published by the People’s Bank of China on the date when the JV Company receives in its capital account each installment of the capital contribution made by Party B.”

ARTICLE 3. REPRESENTATIONS, WARRANTIES AND UNDERTAKINGS

3.1	Each Party hereby represents and warrants to the other Party that, as of the date this Contract Amendment No. 7 is signed and as of the Effective Date of this Contract Amendment No. 7:

a)	such Party is duly organized, validly existing under the laws of the place of its establishment or incorporation;

b)	such Party has all requisite power and capacity required to enter into this Contract Amendment No. 7;

c)	such Party has taken all corporate actions necessary to authorize it to enter into this Contract Amendment No. 7, and its representative whose signature is affixed hereto is fully authorized to sign this Contract Amendment No. 7 and to bind such Party thereby;

d)	upon the Effective Date of this Contract Amendment No. 7, this Contract Amendment No. 7 shall be legally binding on such Party;

e)	all negotiations relative to this Contract Amendment No. 7 and the transactions contemplated hereby have been carried on by such Party and its respective representatives without any assistance or the intervention of any person or entity requested by that Party or any of its Affiliates so as to give rise to any valid claim against such Party or its respective Affiliates, for a brokerage commission, finder’s fee, or other like payment;

5

f)	neither the signature of this Contract Amendment No. 7 nor the performance of its obligations hereunder will conflict with, or result in a breach of, or constitute a default under, any provision of the articles of association, by-laws or other documents of such Party, or any law, regulation, rule, authorization or approval of any government agency or body, or of any contract or agreement, to which such Party is a party or subject;

g)	[***] no lawsuit, arbitration, other legal or administrative proceeding, or governmental investigation is pending or, to the best of such Party’s or its Affiliate(s)’ knowledge, is threatened, against such Party or its Affiliate(s) that would affect in any way its ability to enter into or perform the Contract, any of the Ancillary Contracts or this Contract Amendment No. 7; and

h)	all documents, statements and information in the possession of such Party relating to the transactions contemplated by this Contract Amendment No. 7 which may have a material adverse effect on such Party’s ability to fully perform its obligations hereunder or which, if disclosed to the other Party, would have a material effect on the other Party’s willingness to enter into this Contract Amendment No. 7, have been disclosed to the other Party.

3.2	Each Party undertakes to cause all of their respective appointees to the JV Company’s Board of Directors to:

(a)	approve the amendments set out in Article 2 hereof at latest within fifteen (15) days after the due execution of this Contract Amendment No. 7 by the Parties; and

(b)	execute all other necessary documents and take all other actions necessary or desirable for the effectiveness of this Contract Amendment No. 7.

ARTICLE 4. EFFECTIVENESS OF CONTRACT AMENDMENT NO. 7

This Contract Amendment No. 7 shall become effective on the date on which it is signed by the Parties and, if so required under applicable PRC law and regulation, has been approved by the Examination and Approval Authority without any variations which are not acceptable to any of the Parties.

6

ARTICLE 5. GENERAL PROVISIONS

5.1	All other terms of the Contract not amended by the provisions of this Contract Amendment No. 7 shall remain the same and shall remain effective and binding on the Parties thereto.

5.2	No amendment or modification of this Contract Amendment No. 7 shall be effective unless made in writing and signed by the Parties and approved by the Examination and Approval Authority.

5.3	This Contract Amendment No. 7 is signed in Chinese and English, with six (6) originals in each language. Both language versions shall be equally valid.

5.4	This Contract Amendment No. 7 is an integral part of the Contract, and shall be equally valid with the Contract. In the event of any conflict or discrepancy between the provisions of the Contract and/or the Previous Contract Amendments on the one side and the provisions of this Contract Amendment No. 7 on the other side, the provisions of this Contract Amendment No. 7 shall take precedence over the provisions of the Contract and the Previous Contract Amendments.

[No Text Below]

7

IN WITNESS WHEREOF, the Parties hereto have caused this Contract Amendment No. 7 to be executed by their duly authorised representatives on the date first set forth above.

Wuhu Chery Automobile Investment Co., Ltd.

By:
Name:	Tongyue Yin
Title:	Authorized Representative
Nationality:	Chinese

Company Seal:

Quantum (2007) LLC

By:
Name:	Nir Gilad
Title:	Manager
Nationality:	Israeli

Company Seal:

8

CONTRACT FOR THE EIGHTH AMENDMENT OF THE

JOINT VENTURE CONTRACT OF CHERY QUANTUM AUTO CO., LTD.

by and between

Wuhu Chery Automobile Investment Co., Ltd.

and

Quantum (2007) LLC

DATE: January 12, 2012

2

CONTRACT FOR THE EIGHTH AMENDMENT OF THE JOINT VENTURE CONTRACT

THIS CONTRACT FOR THE EIGHTH AMENDMENT OF THE JOINT VENTURE CONTRACT (this “Contract Amendment No. 8”) is made on January 12, 2012 by and between:

(1)	Wuhu Chery Automobile Investment Co., Ltd., a limited liability company duly organized and existing under the laws of the People’s Republic of China (“PRC” or “China”), with its legal address at 8 Changchun Road, Wuhu Economic and Technological Development Area, Anhui Province, PRC, (hereinafter referred to as “Party A”); and

(2)	Quantum (2007) LLC, a limited liability company established and existing under the laws of the State of Delaware, the United States of America, with its legal address at 16192 Coastal Highway, Lewes, Delaware 19958, USA (hereinafter referred to as “Party B”).

Party A and Party B shall be referred to individually as a “Party” and collectively as the “Parties”.

PRELIMINARY STATEMENT

WHEREAS, Party A and Party B executed a Joint Venture Contract (the “Contract”) on February 16, 2007, for the establishment of Chery Quantum Auto Co., Ltd. (the “JV Company”), a Sino-foreign equity joint venture company under PRC law. The Contract was approved by the Ministry of Commerce of the People’s Republic of China (the “MOFCOM”) on December 18, 2007;

WHEREAS, Party A and Party B executed by now seven (7) amendments to the Contract (on July 17, 2008, December 22, 2008, August 28, 2009, May 24, 2011, August 23, 2011, November 18, 2011 and January 5, 2012) (all aforesaid amendments to the Contract also “the Previous Contract Amendments”);

WHEREAS with amendment no. 6 to the Contract dated November 18, 2011, the JV Company has applied to change its name to in Chinese and Qoros Automotive Co., Ltd. in English and this name change may or may not be registered by the Registration Authority prior to the Effective Date of this Contract Amendment No. 8. If the Registration Authority should have already registered the aforesaid new enterprise name of the JV Company before the Effective Date of this Contract Amendment No. 8, the name of the JV Company stated in this Contract Amendment No. 8 shall for all intents and purposes be construed to read in Chinese and Qoros Automotive Co., Ltd. in English.

3

NOW, THEREFORE, in accordance with the provisions of the Contract and the relevant PRC laws, rules and regulations, the Parties hereby agree as follows:

ARTICLE 1. DEFINITIONS

1.1	All terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Contract.

1.2	“Articles of Association Amendment No. 8” means the Eighth Amendment to the Articles of Association of Chery Quantum Auto Co., Ltd. executed on the same date hereof.

1.3	“Effective Date of this Contract Amendment No. 8” means the date referred to in Article 4 hereof.

1.4	“Registration Authority” means the registration authority of the JV Company, which is the Jiangsu Province Administration for Industry and Commerce.

ARTICLE 2. AMENDMENTS TO THE CONTRACT

2.1	Article 5.1 of the Contract shall be revised to read as follows:

“The JV Company’s total amount of investment shall be increased by Six Hundred Million RMB (RMB 600,000,000) from Seven Thousand Five Hundred Ninety Four Million Nine Hundred Fifty Thousand RMB (RMB 7,594,950,000) to Eight Thousand One Hundred Ninety Four Million Nine Hundred Fifty Thousand RMB (RMB 8,194,950,000), and its registered capital shall be increased by Three Hundred Million RMB (RMB 300,000,000) from Three Thousand Nine Hundred Thirty One Million Eight Hundred Forty Thousand RMB (RMB 3,931,840,000) to Four Thousand Two Hundred Thirty One Million Eight Hundred Forty Thousand RMB (RMB 4,231,840,000).

Of the increased amount of registered capital of Three Hundred Million RMB (RMB 300,000,000), each Party shall contribute a cash amount of One Hundred Fifty Million RMB (RMB 150,000,000) to the JV Company’s capital account not later than 15 PRC banking days after the requirements for contribution of the increased registered capital are met (i.e. the Examination and Approval Authority has approved this Contract Amendment No. 8 and the JV Company has provided certified copies of such approval to each of the Parties and the competent department of the State Administration of Foreign Exchange has approved the respective increase of the capital account of the JV Company).

It is agreed by the Parties that Art. 5.3 and Art. 5.6 of the Contract shall not apply to the increase of registered capital under this Contract Amendment No. 8.”

4

2.2	Article 5.2 of the Contract shall be revised to read as follows:

“The Parties’ contributions to the JV Company’s registered capital shall be as follows:

5.2.1	Party A’s contribution to the registered capital of the JV Company shall be Two Thousand One Hundred Fifteen Million Nine Hundred Twenty Thousand RMB (RMB 2,115,920,000), representing fifty percent (50%) of the equity interest in the JV Company’s registered capital of which One Thousand Nine Hundred Sixty Five Million Nine Hundred Twenty Thousand RMB (RMB 1,965,920,000) have already been contributed in accordance with the Contract including its Previous Contract Amendments.

5.2.2	Party B’s contribution to the registered capital of the JV Company shall be Two Thousand One Hundred Fifteen Million Nine Hundred Twenty Thousand RMB (RMB 2,115,920,000), representing fifty percent (50%) of the equity interest in the JV Company’s registered capital of which One Thousand Nine Hundred Sixty Five Million Nine Hundred Twenty Thousand RMB (RMB 1,965,920,000) have already been contributed in accordance with the Contract including its Previous Contract Amendments. Party B shall make its cash contributions in United States Dollars or Euro. The equivalent United States Dollars or Euro amount shall be calculated based on the median rate of Renminbi to United States Dollars or Euro, as appropriate, published by the People’s Bank of China on the date when the JV Company receives in its capital account each installment of the capital contribution made by Party B.”

ARTICLE 3. REPRESENTATIONS, WARRANTIES AND UNDERTAKINGS

3.1	Each Party hereby represents and warrants to the other Party that, as of the date this Contract Amendment No. 8 is signed and as of the Effective Date of this Contract Amendment No. 8:

a)	such Party is duly organized, validly existing under the laws of the place of its establishment or incorporation;

b)	such Party has all requisite power and capacity required to enter into this Contract Amendment No. 8;

c)	such Party has taken all corporate actions necessary to authorize it to enter into this Contract Amendment No. 8, and its representative whose signature is affixed hereto is fully authorized to sign this Contract Amendment No. 8 and to bind such Party thereby;

d)	upon the Effective Date of this Contract Amendment No. 8, this Contract Amendment No. 8 shall be legally binding on such Party;

e)	all negotiations relative to this Contract Amendment No. 8 and the transactions contemplated hereby have been carried on by such Party and its respective representatives without any assistance or the intervention of any person or entity requested by that Party or any of its Affiliates so as to give rise to any valid claim against such Party or its respective Affiliates, for a brokerage commission, finder’s fee, or other like payment;

5

f)	neither the signature of this Contract Amendment No. 8 nor the performance of its obligations hereunder will conflict with, or result in a breach of, or constitute a default under, any provision of the articles of association, by-laws or other documents of such Party, or any law, regulation, rule, authorization or approval of any government agency or body, or of any contract or agreement, to which such Party is a party or subject;

g)	[***], no lawsuit, arbitration, other legal or administrative proceeding, or governmental investigation is pending or, to the best of such Party’s or its Affiliate(s)’ knowledge, is threatened, against such Party or its Affiliate(s) that would affect in any way its ability to enter into or perform the Contract, any of the Ancillary Contracts or this Contract Amendment No. 8; and

h)	all documents, statements and information in the possession of such Party relating to the transactions contemplated by this Contract Amendment No. 8 which may have a material adverse effect on such Party’s ability to fully perform its obligations hereunder or which, if disclosed to the other Party, would have a material effect on the other Party’s willingness to enter into this Contract Amendment No. 8, have been disclosed to the other Party.

3.2	Each Party undertakes to cause all of their respective appointees to the JV Company’s Board of Directors to:

(a)	approve the amendments set out in Article 2 hereof at latest within fifteen (15) days after the due execution of this Contract Amendment No. 8 by the Parties; and

(b)	execute all other necessary documents and take all other actions necessary or desirable for the effectiveness of this Contract Amendment No. 8.

ARTICLE 4. EFFECTIVENESS OF CONTRACT AMENDMENT NO. 8

This Contract Amendment No. 8 shall become effective on the date on which it is signed by the Parties and, if so required under applicable PRC law and regulation, has been approved by the Examination and Approval Authority without any variations which are not acceptable to any of the Parties.

6

ARTICLE 5. GENERAL PROVISIONS

5.1	All other terms of the Contract not amended by the provisions of this Contract Amendment No. 8 shall remain the same and shall remain effective and binding on the Parties thereto.

5.2	No amendment or modification of this Contract Amendment No. 8 shall be effective unless made in writing and signed by the Parties and approved by the Examination and Approval Authority.

5.3	This Contract Amendment No. 8 is signed in Chinese and English, with six (6) originals in each language. Both language versions shall be equally valid.

5.4	This Contract Amendment No. 8 is an integral part of the Contract, and shall be equally valid with the Contract. In the event of any conflict or discrepancy between the provisions of the Contract and/or the Previous Contract Amendments on the one side and the provisions of this Contract Amendment No. 8 on the other side, the provisions of this Contract Amendment No. 8 shall take precedence over the provisions of the Contract and the Previous Contract Amendments.

[No Text Below]

7

IN WITNESS WHEREOF, the Parties hereto have caused this Contract Amendment No. 8 to be executed by their duly authorised representatives on the date first set forth above.

Wuhu Chery Automobile Investment Co., Ltd.

By:
Name:	Tongyue Yin
Title:	Authorized Representative
Nationality:	Chinese

Company Seal:

Quantum (2007) LLC

By:
Name:	Nir Gilad
Title:	Manager
Nationality:	Israeli

Company Seal:

8

CONTRACT FOR THE NINTH AMENDMENT OF THE

JOINT VENTURE CONTRACT OF QOROS AUTOMOTIVE CO., LTD.

by and between

Wuhu Chery Automobile Investment Co., Ltd.

and

Quantum (2007) LLC

DATE: January 10, 2013

2

CONTRACT FOR THE NINTH AMENDMENT OF THE JOINT VENTURE CONTRACT

THIS CONTRACT FOR THE NINTH AMENDMENT OF THE JOINT VENTURE CONTRACT (this “Contract Amendment No. 9”) is made on January 10, 2013 by and between:

(1)	Wuhu Chery Automobile Investment Co., Ltd., a limited liability company duly organized and existing under the laws of the People’s Republic of China (“PRC” or “China”), with its legal address at 8 Changchun Road, Wuhu Economic and Technological Development Area, Anhui Province, PRC, (hereinafter referred to as “Party A”); and

(2)	Quantum (2007) LLC, a limited liability company established and existing under the laws of the State of Delaware, the United States of America, with its legal address at 16192 Coastal Highway, Lewes, Delaware 19958, USA (hereinafter referred to as “Party B”).

Party A and Party B shall be referred to individually as a “Party” and collectively as the “Parties”.

PRELIMINARY STATEMENT

WHEREAS, Party A and Party B executed a Joint Venture Contract (the “Contract”) on February 16, 2007, for the establishment of Chery Quantum Auto Co., Ltd. (the “JV Company”, which changed its name to in Chinese and to Qoros Automotive Co., Ltd. in English), a Sino-foreign equity joint venture company under PRC law. The Contract was approved by the Ministry of Commerce of the People’s Republic of China (the “MOFCOM”) on December 18, 2007;

WHEREAS, Party A and Party B executed by now eight (8) amendments to the Contract (on July 17, 2008, December 22, 2008, August 28, 2009, May 24, 2011, August 23, 2011, November 18, 2011, January 5, 2012 and January 12, 2012) (all aforesaid amendments to the Contract also “the Previous Contract Amendments”);

NOW, THEREFORE, in accordance with the provisions of the Contract and the relevant PRC laws, rules and regulations, the Parties hereby agree as follows:

ARTICLE 1. DEFINITIONS

1.1	All terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Contract.

1.2	“Articles of Association Amendment No. 9” means the Ninth Amendment to the Articles of Association of Qoros Automotive Co., Ltd. executed on the same date hereof.

1.3	“Effective Date of this Contract Amendment No. 9” means the date referred to in Article 4 hereof.

1.4	“Registration Authority” means the registration authority of the JV Company, which is the Jiangsu Province Administration for Industry and Commerce.

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ARTICLE 2. AMENDMENTS TO THE CONTRACT

2.1	Article 5.1 of the Contract shall be revised to read as follows:

“The JV Company’s total amount of investment shall be increased by Six Hundred Million RMB (RMB 600,000,000) from Eight Thousand One Hundred Ninety Four Million Nine Hundred Fifty Thousand RMB (RMB 8,194,950,000) to Eight Thousand Seven Hundred Ninety Four Million Nine Hundred Fifty Thousand RMB (RMB 8,794,950,000), and its registered capital shall be increased by Six Hundred Million RMB (RMB 600,000,000) from Four Thousand Two Hundred Thirty One Million Eight Hundred Forty Thousand RMB (RMB 4,231,840,000) to Four Thousand Eight Hundred Thirty One Million Eight Hundred Forty Thousand RMB (RMB 4,831,840,000).

Of the increased amount of registered capital of Six Hundred Million RMB (RMB 600,000,000), each Party shall contribute a cash amount of Three Hundred Million RMB (RMB 300,000,000) to the JV Company’s capital account not later than 15 PRC banking days after the requirements for contribution of the increased registered capital are met (i.e. the Examination and Approval Authority has approved this Contract Amendment No. 9 and the JV Company has provided certified copies of such approval to each of the Parties and the competent department of the State Administration of Foreign Exchange has approved the respective increase of the capital account of the JV Company).

It is agreed by the Parties that Art. 5.3 and Art. 5.6 of the Contract shall not apply to the increase of registered capital under this Contract Amendment No. 9.”

2.2	Article 5.2 of the Contract shall be revised to read as follows:

“The Parties’ contributions to the JV Company’s registered capital shall be as follows:

5.2.1	Party A’s contribution to the registered capital of the JV Company shall be Two Thousand Four Hundred Fifteen Million Nine Hundred Twenty Thousand RMB (RMB 2,415,920,000), representing fifty percent (50%) of the equity interest in the JV Company’s registered capital of which Two Thousand One Hundred Fifteen Million Nine Hundred Twenty Thousand RMB (RMB 2,115,920,000) have already been contributed in accordance with the Contract including its Previous Contract Amendments.

5.2.2

Party B’s contribution to the registered capital of the JV Company shall be Two Thousand Four Hundred Fifteen Million Nine Hundred Twenty Thousand RMB (RMB 2,415,920,000), representing fifty percent (50%) of the equity interest in the JV Company’s registered capital of which Two Thousand One Hundred Fifteen Million Nine Hundred Twenty Thousand RMB (RMB

4

2,115,920,000) have already been contributed in accordance with the Contract including its Previous Contract Amendments. Party B shall make its cash contributions in United States Dollars or Euro. The equivalent United States Dollars or Euro amount shall be calculated based on the median rate of Renminbi to United States Dollars or Euro, as appropriate, published by the People’s Bank of China on the date when the JV Company receives in its capital account each installment of the capital contribution made by Party B.”

ARTICLE 3. REPRESENTATIONS, WARRANTIES AND UNDERTAKINGS

3.1	Each Party hereby represents and warrants to the other Party that, as of the date this Contract Amendment No. 9 is signed and as of the Effective Date of this Contract Amendment No. 9:

a)	such Party is duly organized, validly existing under the laws of the place of its establishment or incorporation;

b)	such Party has all requisite power and capacity required to enter into this Contract Amendment No. 9;

c)	such Party has taken all corporate actions necessary to authorize it to enter into this Contract Amendment No. 9, and its representative whose signature is affixed hereto is fully authorized to sign this Contract Amendment No. 9 and to bind such Party thereby;

d)	upon the Effective Date of this Contract Amendment No. 9, this Contract Amendment No. 9 shall be legally binding on such Party;

e)	all negotiations relative to this Contract Amendment No. 9 and the transactions contemplated hereby have been carried on by such Party and its respective representatives without any assistance or the intervention of any person or entity requested by that Party or any of its Affiliates so as to give rise to any valid claim against such Party or its respective Affiliates, for a brokerage commission, finder’s fee, or other like payment;

f)	neither the signature of this Contract Amendment No. 9 nor the performance of its obligations hereunder will conflict with, or result in a breach of, or constitute a default under, any provision of the articles of association, by-laws or other documents of such Party, or any law, regulation, rule, authorization or approval of any government agency or body, or of any contract or agreement, to which such Party is a party or subject;

g)	[***] no lawsuit, arbitration, other legal or administrative proceeding, or governmental investigation is pending or, to the best of such Party’s or its Affiliate(s)’ knowledge, is threatened, against such Party or its Affiliate(s) that would affect in any way its ability to enter into or perform the Contract, any of the Ancillary Contracts or this Contract Amendment No. 9; and

5

h)	all documents, statements and information in the possession of such Party relating to the transactions contemplated by this Contract Amendment No. 9 which may have a material adverse effect on such Party’s ability to fully perform its obligations hereunder or which, if disclosed to the other Party, would have a material effect on the other Party’s willingness to enter into this Contract Amendment No. 9, have been disclosed to the other Party.

3.2	Each Party undertakes to cause all of their respective appointees to the JV Company’s Board of Directors to:

(a)	approve the amendments set out in Article 2 hereof at latest within fifteen (15) days after the due execution of this Contract Amendment No. 9 by the Parties; and

(b)	execute all other necessary documents and take all other actions necessary or desirable for the effectiveness of this Contract Amendment No. 9.

ARTICLE 4. EFFECTIVENESS OF CONTRACT AMENDMENT NO. 9

This Contract Amendment No. 9 shall become effective on the date on which it is signed by the Parties and, if so required under applicable PRC law and regulation, has been approved by the Examination and Approval Authority without any variations which are not acceptable to any of the Parties.

ARTICLE 5. GENERAL PROVISIONS

5.1	All other terms of the Contract not amended by the provisions of this Contract Amendment No. 9 shall remain the same and shall remain effective and binding on the Parties thereto.

5.2	No amendment or modification of this Contract Amendment No. 9 shall be effective unless made in writing and signed by the Parties and approved by the Examination and Approval Authority.

5.3	This Contract Amendment No. 9 is signed in Chinese and English, with six (6) originals in each language. Both language versions shall be equally valid.

6

5.4	This Contract Amendment No. 9 is an integral part of the Contract, and shall be equally valid with the Contract. In the event of any conflict or discrepancy between the provisions of the Contract and/or the Previous Contract Amendments on the one side and the provisions of this Contract Amendment No. 9 on the other side, the provisions of this Contract Amendment No. 9 shall take precedence over the provisions of the Contract and the Previous Contract Amendments.

[No Text Below]

7

IN WITNESS WHEREOF, the Parties hereto have caused this Contract Amendment No. 9 to be executed by their duly authorised representatives on the date first set forth above.

Wuhu Chery Automobile Investment Co., Ltd.

By:
Name:	Tongyue Yin
Title:	Authorized Representative
Nationality:	Chinese

Company Seal:

Quantum (2007) LLC

By:
Name:	Nir Gilad
Title:	Manager
Nationality:	Israeli

Company Seal:

8

CONTRACT FOR THE TENTH AMENDMENT OF THE

JOINT VENTURE CONTRACT OF QOROS AUTOMOTIVE CO., LTD.

by and between

Wuhu Chery Automobile Investment Co., Ltd.

and

Quantum (2007) LLC

DATE: 10 January, 2013

2

CONTRACT FOR THE TENTH AMENDMENT OF THE JOINT VENTURE CONTRACT

THIS CONTRACT FOR THE TENTH AMENDMENT OF THE JOINT VENTURE CONTRACT (this “Contract Amendment No. 10”) is made on 10 January, 2013 by and between:

(1)	Wuhu Chery Automobile Investment Co., Ltd., a limited liability company duly organized and existing under the laws of the People’s Republic of China (“PRC” or “China”), with its legal address at 8 Changchun Road, Wuhu Economic and Technological Development Area, Anhui Province, PRC, (hereinafter referred to as “Party A”); and

(2)	Quantum (2007) LLC, a limited liability company established and existing under the laws of the State of Delaware, the United States of America, with its legal address at 16192 Coastal Highway, Lewes, Delaware 19958, USA (hereinafter referred to as “Party B”).

Party A and Party B shall be referred to individually as a “Party” and collectively as the “Parties”.

PRELIMINARY STATEMENT

WHEREAS, Party A and Party B executed a Joint Venture Contract (the “Contract”) on February 16, 2007, for the establishment of Chery Quantum Auto Co., Ltd. (the “JV Company”, which changed its name to in Chinese and to Qoros Automotive Co., Ltd. in English), a Sino-foreign equity joint venture company under PRC law. The Contract was approved by the Ministry of Commerce of the People’s Republic of China (the “MOFCOM”) on December 18, 2007;

WHEREAS, Party A and Party B executed by now nine (9) amendments to the Contract (on July 17, 2008, December 22, 2008, August 28, 2009, May 24, 2011, August 23, 2011, November 18, 2011, January 5, 2012, January 12, 2012 and January 10, 2013) (all aforesaid amendments to the Contract also “the Previous Contract Amendments”);

NOW, THEREFORE, in accordance with the provisions of the Contract and the relevant PRC laws, rules and regulations, the Parties hereby agree as follows:

ARTICLE 1. DEFINITIONS

1.1	All terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Contract.

1.2	“Articles of Association Amendment No. 10” means the Tenth Amendment to the Articles of Association of Qoros Automotive Co., Ltd. executed on the same date hereof.

1.3	“Effective Date of this Contract Amendment No. 10” means the date referred to in Article 4 hereof.

1.4	“Registration Authority” means the registration authority of the JV Company, which is the Jiangsu Province Administration for Industry and Commerce.

3

ARTICLE 2. AMENDMENTS TO THE CONTRACT

2.1	Article 5.1 of the Contract shall be revised to read as follows:

“The JV Company’s total amount of investment shall remain at Eight Thousand Seven Hundred Ninety Four Million Nine Hundred Fifty Thousand RMB (RMB 8,794,950,000) while its registered capital shall be increased by Two Hundred Million RMB (RMB 200,000,000) from Four Thousand Eight Hundred Thirty One Million Eight Hundred Forty Thousand RMB (RMB 4,831,840,000) to Five Thousand Thirty One Million Eight Hundred Forty Thousand RMB (RMB 5,031,840,000).

Of the increased amount of registered capital of Two Hundred Million RMB (RMB 200,000,000), each Party shall contribute a cash amount of One Hundred Million RMB (RMB 100,000,000) to the JV Company’s capital account not later than 15 PRC banking days after the requirements for contribution of the increased registered capital are met (i.e. the Examination and Approval Authority has approved this Contract Amendment No. 10 and the JV Company has provided certified copies of such approval to each of the Parties and the competent department of the State Administration of Foreign Exchange has approved the respective increase of the capital account of the JV Company).

It is agreed by the Parties that Art. 5.3 and Art. 5.6 of the Contract shall not apply to the increase of registered capital under this Contract Amendment No. 10.”

2.2	Article 5.2 of the Contract shall be revised to read as follows:

“The Parties’ contributions to the JV Company’s registered capital shall be as follows:

5.2.1	Party A’s contribution to the registered capital of the JV Company shall be Two Thousand Five Hundred Fifteen Million Nine Hundred Twenty Thousand RMB (RMB 2,515,920,000), representing fifty percent (50%) of the equity interest in the JV Company’s registered capital of which Two Thousand Four Hundred Fifteen Million Nine Hundred Twenty Thousand RMB (RMB 2,415,920,000) have already been contributed in accordance with the Contract including its Previous Contract Amendments.

5.2.2

Party B’s contribution to the registered capital of the JV Company shall be Two Thousand Five Hundred Fifteen Million Nine Hundred Twenty Thousand RMB (RMB 2,515,920,000), representing fifty percent (50%) of the equity interest in the JV Company’s registered capital of which Two Thousand Four Hundred Fifteen Million Nine Hundred Twenty Thousand RMB (RMB 2,415,920,000) have already been contributed in accordance with the Contract including its Previous Contract Amendments. Party B shall make its cash contributions in United States Dollars or Euro. The equivalent United States Dollars or Euro amount shall be calculated based on the median rate of

4

Renminbi to United States Dollars or Euro, as appropriate, published by the People’s Bank of China on the date when the JV Company receives in its capital account each installment of the capital contribution made by Party B.”

ARTICLE 3. REPRESENTATIONS, WARRANTIES AND UNDERTAKINGS

3.1	Each Party hereby represents and warrants to the other Party that, as of the date this Contract Amendment No. 10 is signed and as of the Effective Date of this Contract Amendment No. 10:

a)	such Party is duly organized, validly existing under the laws of the place of its establishment or incorporation;

b)	such Party has all requisite power and capacity required to enter into this Contract Amendment No. 10;

c)	such Party has taken all corporate actions necessary to authorize it to enter into this Contract Amendment No. 10, and its representative whose signature is affixed hereto is fully authorized to sign this Contract Amendment No. 10 and to bind such Party thereby;

d)	upon the Effective Date of this Contract Amendment No. 10, this Contract Amendment No. 10 shall be legally binding on such Party;

e)	all negotiations relative to this Contract Amendment No. 10 and the transactions contemplated hereby have been carried on by such Party and its respective representatives without any assistance or the intervention of any person or entity requested by that Party or any of its Affiliates so as to give rise to any valid claim against such Party or its respective Affiliates, for a brokerage commission, finder’s fee, or other like payment;

f)	neither the signature of this Contract Amendment No. 10 nor the performance of its obligations hereunder will conflict with, or result in a breach of, or constitute a default under, any provision of the articles of association, by-laws or other documents of such Party, or any law, regulation, rule, authorization or approval of any government agency or body, or of any contract or agreement, to which such Party is a party or subject;

g)	[***], no lawsuit, arbitration, other legal or administrative proceeding, or governmental

5

investigation is pending or, to the best of such Party’s or its Affiliate(s)’ knowledge, is threatened, against such Party or its Affiliate(s) that would affect in any way its ability to enter into or perform the Contract, any of the Ancillary Contracts or this Contract Amendment No. 10; and

h)	all documents, statements and information in the possession of such Party relating to the transactions contemplated by this Contract Amendment No. 10 which may have a material adverse effect on such Party’s ability to fully perform its obligations hereunder or which, if disclosed to the other Party, would have a material effect on the other Party’s willingness to enter into this Contract Amendment No. 10, have been disclosed to the other Party.

3.2	Each Party undertakes to cause all of their respective appointees to the JV Company’s Board of Directors to:

(a)	approve the amendments set out in Article 2 hereof at latest within fifteen (15) days after the due execution of this Contract Amendment No. 10 by the Parties; and

(b)	execute all other necessary documents and take all other actions necessary or desirable for the effectiveness of this Contract Amendment No. 10.

ARTICLE 4. EFFECTIVENESS OF CONTRACT AMENDMENT NO. 10

This Contract Amendment No. 10 shall become effective on the date on which it is signed by the Parties and, if so required under applicable PRC law and regulation, has been approved by the Examination and Approval Authority without any variations which are not acceptable to any of the Parties.

ARTICLE 5. GENERAL PROVISIONS

5.1	All other terms of the Contract not amended by the provisions of this Contract Amendment No. 10 shall remain the same and shall remain effective and binding on the Parties thereto.

5.2	No amendment or modification of this Contract Amendment No. 10 shall be effective unless made in writing and signed by the Parties and approved by the Examination and Approval Authority.

5.3	This Contract Amendment No. 10 is signed in Chinese and English, with six (6) originals in each language. Both language versions shall be equally valid.

5.4	This Contract Amendment No. 10 is an integral part of the Contract, and shall be equally valid with the Contract. In the event of any conflict or discrepancy between the provisions of the Contract and/or the Previous Contract Amendments on the one side and the provisions of this Contract Amendment No. 10 on the other side, the provisions of this Contract Amendment No. 10 shall take precedence over the provisions of the Contract and the Previous Contract Amendments.

6

IN WITNESS WHEREOF, the Parties hereto have caused this Contract Amendment No. 10 to be executed by their duly authorised representatives on the date first set forth above.

Wuhu Chery Automobile Investment Co., Ltd.

By:
Name:	Tongyue Yin
Title:	Authorized Representative
Nationality:	Chinese

Company Seal:

Quantum (2007) LLC

By:
Name:	Nir Gilad
Title:	Manager
Nationality:	Israeli

Company Seal:

7

CONTRACT FOR THE ELEVENTH AMENDMENT OF THE

JOINT VENTURE CONTRACT OF QOROS AUTOMOTIVE CO., LTD.

by and between

Wuhu Chery Automobile Investment Co., Ltd.

and

Quantum (2007) LLC

DATE: 7 April, 2013

2

CONTRACT FOR THE ELEVENTH AMENDMENT OF THE JOINT VENTURE CONTRACT

THIS CONTRACT FOR THE ELEVENTH AMENDMENT OF THE JOINT VENTURE CONTRACT (this “Contract Amendment No. 11”) is made on 7 April, 2013 by and between:

(1)	Wuhu Chery Automobile Investment Co., Ltd., a limited liability company duly organized and existing under the laws of the People’s Republic of China (“PRC” or “China”), with its legal address at 8 Changchun Road, Wuhu Economic and Technological Development Area, Anhui Province, PRC, (hereinafter referred to as “Party A”); and

(2)	Quantum (2007) LLC, a limited liability company established and existing under the laws of the State of Delaware, the United States of America, with its legal address at 16192 Coastal Highway, Lewes, Delaware 19958, USA (hereinafter referred to as “Party B”).

Party A and Party B shall be referred to individually as a “Party” and collectively as the “Parties”.

PRELIMINARY STATEMENT

WHEREAS, Party A and Party B executed a Joint Venture Contract (the “Contract”) on February 16, 2007, for the establishment of Chery Quantum Auto Co., Ltd. (the “JV Company”, which changed its name to in Chinese and to Qoros Automotive Co., Ltd. in English), a Sino-foreign equity joint venture company under PRC law. The Contract was approved by the Ministry of Commerce of the People’s Republic of China (the “MOFCOM”) on December 18, 2007;

WHEREAS, Party A and Party B executed by now ten (10) amendments to the Contract (all aforesaid amendments to the Contract also “the Previous Contract Amendments”);

NOW, THEREFORE, in accordance with the provisions of the Contract and the relevant PRC laws, rules and regulations, the Parties hereby agree as follows:

ARTICLE 1. DEFINITIONS

1.1	All terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Contract.

1.2	“Articles of Association Amendment No. 11” means the Eleventh Amendment to the Articles of Association of Qoros Automotive Co., Ltd. executed on the same date hereof.

1.3	“Effective Date of this Contract Amendment No. 11” means the date referred to in Article 4 hereof.

1.4	“Registration Authority” means the registration authority of the JV Company, which is the Jiangsu Province Administration for Industry and Commerce.

3

ARTICLE 2. AMENDMENTS TO THE CONTRACT

Article 4.2 of the Contract shall be revised to read as follows:

“The business scope of the JV Company shall be to produce Motor Vehicles under the Qoros-brand in the PRC; to sell and distribute worldwide Motor Vehicles produced by the JV Company, and the parts, components and accessories thereof; to provide technical services and to deal with technical transactions (subject to an operating license where required by law for the aforesaid business).”

ARTICLE 3. REPRESENTATIONS, WARRANTIES AND UNDERTAKINGS

3.1	Each Party hereby represents and warrants to the other Party that, as of the date this Contract Amendment No. 11 is signed and as of the Effective Date of this Contract Amendment No. 11:

a)	such Party is duly organized, validly existing under the laws of the place of its establishment or incorporation;

b)	such Party has all requisite power and capacity required to enter into this Contract Amendment No. 11;

c)	such Party has taken all corporate actions necessary to authorize it to enter into this Contract Amendment No. 11, and its representative whose signature is affixed hereto is fully authorized to sign this Contract Amendment No. 11 and to bind such Party thereby;

d)	upon the Effective Date of this Contract Amendment No. 11, this Contract Amendment No. 11 shall be legally binding on such Party;

e)	all negotiations relative to this Contract Amendment No. 11 and the transactions contemplated hereby have been carried on by such Party and its respective representatives without any assistance or the intervention of any person or entity requested by that Party or any of its Affiliates so as to give rise to any valid claim against such Party or its respective Affiliates, for a brokerage commission, finder’s fee, or other like payment;

f)	neither the signature of this Contract Amendment No. 11 nor the performance of its obligations hereunder will conflict with, or result in a breach of, or constitute a default under, any provision of the articles of association, by-laws or other documents of such Party, or any law, regulation, rule, authorization or approval of any government agency or body, or of any contract or agreement, to which such Party is a party or subject;

g)	[***], no lawsuit, arbitration, other legal or administrative proceeding, or governmental investigation is pending or, to the

4

best of such Party’s or its Affiliate(s)’ knowledge, is threatened, against such Party or its Affiliate(s) that would affect in any way its ability to enter into or perform the Contract, any of the Ancillary Contracts or this Contract Amendment No. 11; and

h)	all documents, statements and information in the possession of such Party relating to the transactions contemplated by this Contract Amendment No. 11 which may have a material adverse effect on such Party’s ability to fully perform its obligations hereunder or which, if disclosed to the other Party, would have a material effect on the other Party’s willingness to enter into this Contract Amendment No. 11, have been disclosed to the other Party.

3.2	Each Party undertakes to cause all of their respective appointees to the JV Company’s Board of Directors to:

(a)	approve the amendments set out in Article 2 hereof at latest within fifteen (15) days after the due execution of this Contract Amendment No. 11 by the Parties; and

(b)	execute all other necessary documents and take all other actions necessary or desirable for the effectiveness of this Contract Amendment No. 11.

ARTICLE 4. EFFECTIVENESS OF CONTRACT AMENDMENT NO. 11

This Contract Amendment No. 11 shall become effective on the date on which it is signed by the Parties and, if so required under applicable PRC law and regulation, has been approved by the Examination and Approval Authority without any variations which are not acceptable to any of the Parties.

ARTICLE 5. GENERAL PROVISIONS

5.1	All other terms of the Contract not amended by the provisions of this Contract Amendment No. 11 shall remain the same and shall remain effective and binding on the Parties thereto.

5.2	No amendment or modification of this Contract Amendment No. 11 shall be effective unless made in writing and signed by the Parties and approved by the Examination and Approval Authority.

5.3	This Contract Amendment No. 11 is signed in Chinese and English, with six (6) originals in each language. Both language versions shall be equally valid.

5.4	This Contract Amendment No. 11 is an integral part of the Contract, and shall be equally valid with the Contract. In the event of any conflict or discrepancy between the provisions of the Contract and/or the Previous Contract Amendments on the one side and the provisions of this Contract Amendment No. 11 on the other side, the provisions of this Contract Amendment No. 11 shall take precedence over the provisions of the Contract and the Previous Contract Amendments.

[No Text Below]

5

IN WITNESS WHEREOF, the Parties hereto have caused this Contract Amendment No. 11 to be executed by their duly authorised representatives on the date first set forth above.

Wuhu Chery Automobile Investment Co., Ltd.

By:
Name:	Tongyue Yin
Title:	Authorized Representative
Nationality:	Chinese

Company Seal:

Quantum (2007) LLC

By:
Name:	Nir Gilad
Title:	Manager
Nationality:	Israeli

Company Seal:

6

CONTRACT FOR THE TWELFTH AMENDMENT OF THE

JOINT VENTURE CONTRACT OF QOROS AUTOMOTIVE CO., LTD.

by and between

Wuhu Chery Automobile Investment Co., Ltd.

and

Quantum (2007) LLC

DATE: 8 April, 2013

2

CONTRACT FOR THE TWELFTH AMENDMENT OF THE JOINT VENTURE CONTRACT

THIS CONTRACT FOR THE TWELFTH AMENDMENT OF THE JOINT VENTURE CONTRACT (this “Contract Amendment No. 12”) is made on 8 April, 2013 by and between:

(1)	Wuhu Chery Automobile Investment Co., Ltd., a limited liability company duly organized and existing under the laws of the People’s Republic of China (“PRC” or “China”), with its legal address at 8 Changchun Road, Wuhu Economic and Technological Development Area, Anhui Province, PRC, (hereinafter referred to as “Party A”); and

(2)	Quantum (2007) LLC, a limited liability company established and existing under the laws of the State of Delaware, the United States of America, with its legal address at 16192 Coastal Highway, Lewes, Delaware 19958, USA (hereinafter referred to as “Party B”).

Party A and Party B shall be referred to individually as a “Party” and collectively as the “Parties”.

PRELIMINARY STATEMENT

WHEREAS, Party A and Party B executed a Joint Venture Contract (the “Contract”) on February 16, 2007, for the establishment of Chery Quantum Auto Co., Ltd. (the “JV Company”, which changed its name to in Chinese and to Qoros Automotive Co., Ltd. in English), a Sino-foreign equity joint venture company under PRC law. The Contract was approved by the Ministry of Commerce of the People’s Republic of China (the “MOFCOM”) on December 18, 2007;

WHEREAS, Party A and Party B executed by now eleven (11) amendments to the Contract (all aforesaid amendments to the Contract also “the Previous Contract Amendments”);

NOW, THEREFORE, in accordance with the provisions of the Contract and the relevant PRC laws, rules and regulations, the Parties hereby agree as follows:

ARTICLE 1. DEFINITIONS

1.1	All terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Contract.

1.2	“Articles of Association Amendment No. 12” means the Twelfth Amendment to the Articles of Association of Qoros Automotive Co., Ltd. executed on the same date hereof.

1.3	“Effective Date of this Contract Amendment No. 12” means the date referred to in Article 4 hereof.

1.4	“Registration Authority” means the registration authority of the JV Company, which is the Jiangsu Province Administration for Industry and Commerce.

3

ARTICLE 2. AMENDMENTS TO THE CONTRACT

2.1	Agree that Article 5.1 of the Contract shall be revised to read as follows:

“The JV Company’s total amount of investment shall be increased by One Thousand Seven Hundred Million RMB (RMB 1,700,000,000) from Eight Thousand Seven Hundred Ninety Four Million Nine Hundred Fifty Thousand RMB (RMB 8,794,950,000) to Ten Thousand Four Hundred Ninety Four Million Nine Hundred Fifty Thousand RMB (RMB 10,494,950,000) while its registered capital shall be increased by Five Hundred Million RMB (RMB 500,000,000) from Five Thousand Thirty One Million Eight Hundred Forty Thousand RMB (RMB 5,031,840,000) to Five Thousand Five Hundred Thirty One Million Eight Hundred Forty Thousand RMB (RMB 5,531,840,000).

Of the increased amount of registered capital of Five Hundred Million RMB (RMB 500,000,000), each Party shall contribute a cash amount of Two Hundred Fifty Million RMB (RMB 250,000,000) to the JV Company’s capital account not later than 15 PRC banking days after the requirements for contribution of the increased registered capital are met (i.e. the Examination and Approval Authority has approved the Contract Amendment No. 12 and the JV Company has provided certified copies of such approval to each of the Parties and the competent department of the State Administration of Foreign Exchange has approved the respective increase of the capital account of the JV Company).

It is agreed by the Parties that Art. 5.3 and Art. 5.6 of the Contract shall not apply to the increase of registered capital under the Contract Amendment No. 12.”

2.2	Agree that Article 5.2 of the Contract shall be revised to read as follows:

“The Parties’ contributions to the JV Company’s registered capital shall be as follows:

5.2.1	Party A’s contribution to the registered capital of the JV Company shall be Two Thousand Seven Hundred Sixty Five Million Nine Hundred Twenty Thousand RMB (RMB 2,765,920,000), representing fifty percent (50%) of the equity interest in the JV Company’s registered capital of which Two Thousand Five Hundred Fifteen Million Nine Hundred Twenty Thousand RMB (RMB 2,515,920,000) have already been contributed in accordance with the Contract including its Previous Contract Amendments.

5.2.2	Party B’s contribution to the registered capital of the JV Company shall be Two Thousand Seven Hundred Sixty Five Million Nine Hundred Twenty Thousand RMB (RMB 2,765,920,000), representing fifty percent (50%) of the equity interest in the JV Company’s registered capital of which Two Thousand Five Hundred Fifteen Million Nine Hundred Twenty Thousand RMB (RMB 2,515,920,000) have already been contributed in accordance with the Contract including its Previous Contract Amendments. Party B shall make its cash contributions in United States Dollars or Euro. The equivalent United States Dollars or Euro amount shall be calculated based on the median rate of Renminbi to United States Dollars or Euro, as appropriate, published by the People’s Bank of China on the date when the JV Company receives in its capital account each installment of the capital contribution made by Party B.”

4

ARTICLE 3. REPRESENTATIONS, WARRANTIES AND UNDERTAKINGS

3.1	Each Party hereby represents and warrants to the other Party that, as of the date this Contract Amendment No. 12 is signed and as of the Effective Date of this Contract Amendment No. 12:

a)	such Party is duly organized, validly existing under the laws of the place of its establishment or incorporation;

b)	such Party has all requisite power and capacity required to enter into this Contract Amendment No. 12;

c)	such Party has taken all corporate actions necessary to authorize it to enter into this Contract Amendment No. 12, and its representative whose signature is affixed hereto is fully authorized to sign this Contract Amendment No. 12 and to bind such Party thereby;

d)	upon the Effective Date of this Contract Amendment No. 12, this Contract Amendment No. 12 shall be legally binding on such Party;

e)	all negotiations relative to this Contract Amendment No. 12 and the transactions contemplated hereby have been carried on by such Party and its respective representatives without any assistance or the intervention of any person or entity requested by that Party or any of its Affiliates so as to give rise to any valid claim against such Party or its respective Affiliates, for a brokerage commission, finder’s fee, or other like payment;

f)	neither the signature of this Contract Amendment No. 12 nor the performance of its obligations hereunder will conflict with, or result in a breach of, or constitute a default under, any provision of the articles of association, by-laws or other documents of such Party, or any law, regulation, rule, authorization or approval of any government agency or body, or of any contract or agreement, to which such Party is a party or subject;

g)	[***] no lawsuit, arbitration, other legal or administrative proceeding, or governmental investigation is pending or, to the best of such Party’s or its Affiliate(s)’ knowledge, is threatened, against such Party or its Affiliate(s) that would affect in any way its ability to enter into or perform the Contract, any of the Ancillary Contracts or this Contract Amendment No. 12; and

5

h)	all documents, statements and information in the possession of such Party relating to the transactions contemplated by this Contract Amendment No. 12 which may have a material adverse effect on such Party’s ability to fully perform its obligations hereunder or which, if disclosed to the other Party, would have a material effect on the other Party’s willingness to enter into this Contract Amendment No. 12, have been disclosed to the other Party.

3.2	Each Party undertakes to cause all of their respective appointees to the JV Company’s Board of Directors to:

(a)	approve the amendments set out in Article 2 hereof at latest within fifteen (15) days after the due execution of this Contract Amendment No. 12 by the Parties; and

(b)	execute all other necessary documents and take all other actions necessary or desirable for the effectiveness of this Contract Amendment No. 12.

ARTICLE 4. EFFECTIVENESS OF CONTRACT AMENDMENT NO. 12

This Contract Amendment No. 12 shall become effective on the date on which it is signed by the Parties and, if so required under applicable PRC law and regulation, has been approved by the Examination and Approval Authority without any variations which are not acceptable to any of the Parties.

ARTICLE 5. GENERAL PROVISIONS

5.1	All other terms of the Contract not amended by the provisions of this Contract Amendment No. 12 shall remain the same and shall remain effective and binding on the Parties thereto.

5.2	No amendment or modification of this Contract Amendment No. 12 shall be effective unless made in writing and signed by the Parties and approved by the Examination and Approval Authority.

5.3	This Contract Amendment No. 12 is signed in Chinese and English, with six (6) originals in each language. Both language versions shall be equally valid.

5.4	This Contract Amendment No. 12 is an integral part of the Contract, and shall be equally valid with the Contract. In the event of any conflict or discrepancy between the provisions of the Contract and/or the Previous Contract Amendments on the one side and the provisions of this Contract Amendment No. 12 on the other side, the provisions of this Contract Amendment No. 12 shall take precedence over the provisions of the Contract and the Previous Contract Amendments.

[No Text Below]

6

IN WITNESS WHEREOF, the Parties hereto have caused this Contract Amendment No. 12 to be executed by their duly authorised representatives on the date first set forth above.

Wuhu Chery Automobile Investment Co., Ltd.

By:
Name:	Tongyue Yin
Title:	Authorized Representative
Nationality:	Chinese

Company Seal:

Quantum (2007) LLC

By:
Name:	Nir Gilad
Title:	Manager
Nationality:	Israeli

Company Seal:

7

CONTRACT FOR THE THIRTEENTH AMENDMENT OF THE

JOINT VENTURE CONTRACT OF QOROS AUTOMOTIVE CO., LTD.

by and between

Wuhu Chery Automobile Investment Co., Ltd.

and

Quantum (2007) LLC

DATE: 20 June 2013

CONTRACT FOR THE THIRTEENTH AMENDMENT OF THE JOINT VENTURE CONTRACT

THIS CONTRACT FOR THE THIRTEENTH AMENDMENT OF THE JOINT VENTURE CONTRACT (this “Contract Amendment No. 13”) is made on 20 June 2013 by and between:

(1)	Wuhu Chery Automobile Investment Co., Ltd., a limited liability company duly organized and existing under the laws of the People’s Republic of China (“PRC” or “China”), with its legal address at 8 Changchun Road, Wuhu Economic and Technological Development Area, Anhui Province, PRC, (hereinafter referred to as “Party A”); and

(2)	Quantum (2007) LLC, a limited liability company established and existing under the laws of the State of Delaware, the United States of America, with its legal address at 16192 Coastal Highway, Lewes, Delaware 19958, USA (hereinafter referred to as “Party B”).

Party A and Party B shall be referred to individually as a “Party” and collectively as the “Parties”.

PRELIMINARY STATEMENT

WHEREAS, Party A and Party B executed a Joint Venture Contract (the “Contract”) on 16 February 2007, for the establishment of Chery Quantum Auto Co., Ltd. (the “JV Company”, which changed its name to in Chinese and to Qoros Automotive Co., Ltd. in English), a Sino-foreign equity joint venture company under PRC law. The Contract was approved by the Ministry of Commerce of the People’s Republic of China (the “MOFCOM”) on 18 December 2007;

WHEREAS, Party A and Party B executed by now twelve (12) amendments to the Contract (all aforesaid amendments to the Contract also “the Previous Contract Amendments”);

NOW, THEREFORE, in accordance with the provisions of the Contract and the relevant PRC laws, rules and regulations, the Parties hereby agree as follows:

ARTICLE 1. DEFINITIONS

1.1	All terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Contract.

1.2	“Articles of Association Amendment No. 13” means the Thirteenth Amendment to the Articles of Association of Qoros Automotive Co., Ltd. executed on the same date hereof.

1.3	“Effective Date of this Contract Amendment No. 13” means the date referred to in Article 4 hereof.

1.4	“Registration Authority” means the registration authority of the JV Company, which is the Jiangsu Province Administration for Industry and Commerce.

ARTICLE 2. AMENDMENTS TO THE CONTRACT

2.1	Agree that Article 3.3 of the Contract shall be revised to read as follows:

“The legal address of the JV Company shall be 1 Tongda Road, Changshu Economic and Technology Development Area, Jiangsu Province, PRC.”

2.2	Agree that Article 4.2 of the Contract shall be revised to read as follows:

“The business scope of the JV Company shall be: production and sale of motor vehicles under the Qoros-brand; technical services and technology trade; wholesale and import/export of parts and accessories for vehicles, special tools, lubricant oil, chemicals, vehicle decorations, electronic product accessories, clothing and daily use articles (not involving commodities subject to State-run trade administration, for commodities subject to quota and licensing, the Government regulation application process shall apply); motor vehicles after-sales services, technical services and business consulting service; software development and sales, and technical services, data processing and storage service.”

2.3	Agree that in Article 23.8 of the Contract, the contact details of the JV Company shall be amended to read as follows and the remainder of such Article shall remain unchanged:

“The JV Company:

Qoros Automotive Co., Ltd.
1 Tongda Road, Changshu Economic and Technology Development Area, Jiangsu Province, PRC
Attention: [name as applicable from time to time], Legal Representative
Facsimile No: 0086 512 5202 2040
Telephone No: 0086 512 5202 2000”

ARTICLE 3. REPRESENTATIONS, WARRANTIES AND UNDERTAKINGS

3.1	Each Party hereby represents and warrants to the other Party that, as of the date this Contract Amendment No. 13 is signed and as of the Effective Date of this Contract Amendment No. 13:

a)	such Party is duly organized, validly existing under the laws of the place of its establishment or incorporation;

b)	such Party has all requisite power and capacity required to enter into this Contract Amendment No. 13;

c)	such Party has taken all corporate actions necessary to authorize it to enter into this Contract Amendment No. 13, and its representative whose signature is affixed hereto is fully authorized to sign this Contract Amendment No. 13 and to bind such Party thereby;

d)	upon the Effective Date of this Contract Amendment No. 13, this Contract Amendment No. 13 shall be legally binding on such Party;

e)	all negotiations relative to this Contract Amendment No. 13 and the transactions contemplated hereby have been carried on by such Party and its respective representatives without any assistance or the intervention of any person or entity requested by that Party or any of its Affiliates so as to give rise to any valid claim against such Party or its respective Affiliates, for a brokerage commission, finder’s fee, or other like payment;

f)	neither the signature of this Contract Amendment No. 13 nor the performance of its obligations hereunder will conflict with, or result in a breach of, or constitute a default under, any provision of the articles of association, by-laws or other documents of such Party, or any law, regulation, rule, authorization or approval of any government agency or body, or of any contract or agreement, to which such Party is a party or subject;

g)	[***] no lawsuit, arbitration, other legal or administrative proceeding, or governmental investigation is pending or, to the best of such Party’s or its Affiliate(s)’ knowledge, is threatened, against such Party or its Affiliate(s) that would affect in any way its ability to enter into or perform the Contract, any of the Ancillary Contracts or this Contract Amendment No. 13; and

h)	all documents, statements and information in the possession of such Party relating to the transactions contemplated by this Contract Amendment No. 13 which may have a material adverse effect on such Party’s ability to fully perform its obligations hereunder or which, if disclosed to the other Party, would have a material effect on the other Party’s willingness to enter into this Contract Amendment No. 13, have been disclosed to the other Party.

3.2	Each Party undertakes to cause all of their respective appointees to the JV Company’s Board of Directors to:

(a)	approve the amendments set out in Article 2 hereof at latest within fifteen (15) days after the due execution of this Contract Amendment No. 13 by the Parties; and

(b)	execute all other necessary documents and take all other actions necessary or desirable for the effectiveness of this Contract Amendment No. 13.

ARTICLE 4. EFFECTIVENESS OF CONTRACT AMENDMENT NO. 13

This Contract Amendment No. 13 shall become effective on the date on which it is signed by the Parties and, if so required under applicable PRC law and regulation, has been approved by the Examination and Approval Authority without any variations which are not acceptable to any of the Parties.

ARTICLE 5. GENERAL PROVISIONS

5.1	All other terms of the Contract not amended by the provisions of this Contract Amendment No. 13 shall remain the same and shall remain effective and binding on the Parties thereto.

5.2	No amendment or modification of this Contract Amendment No. 13 shall be effective unless made in writing and signed by the Parties and approved by the Examination and Approval Authority.

5.3	This Contract Amendment No. 13 is signed in Chinese and English, with six (6) originals in each language. Both language versions shall be equally valid.

5.4	This Contract Amendment No. 13 is an integral part of the Contract, and shall be equally valid with the Contract. In the event of any conflict or discrepancy between the provisions of the Contract and/or the Previous Contract Amendments on the one side and the provisions of this Contract Amendment No. 13 on the other side, the provisions of this Contract Amendment No. 13 shall take precedence over the provisions of the Contract and the Previous Contract Amendments.

[No Text Below]

IN WITNESS WHEREOF, the Parties hereto have caused this Contract Amendment No. 13 to be executed by their duly authorised representatives on the date first set forth above.

Wuhu Chery Automobile Investment Co., Ltd.

By:
Name:	Tongyue Yin
Title:	Authorized Representative
Nationality:	Chinese
Company Seal:

Quantum (2007) LLC
By:
Name:	Nir Gilad
Title:	Manager
Nationality:	Israeli

Company Seal:

CONTRACT FOR THE FOURTEENTH AMENDMENT OF THE

JOINT VENTURE CONTRACT OF QOROS AUTOMOTIVE CO., LTD.

by and between

Wuhu Chery Automobile Investment Co., Ltd.

and

Quantum (2007) LLC

DATE: 1 August, 2013

2

CONTRACT FOR THE FOURTEENTH AMENDMENT OF THE JOINT VENTURE CONTRACT

THIS CONTRACT FOR THE FOURTEENTH AMENDMENT OF THE JOINT VENTURE CONTRACT (this “Contract Amendment No. 14”) is made on 1 August, 2013 by and between:

(1)	Wuhu Chery Automobile Investment Co., Ltd., a limited liability company duly organized and existing under the laws of the People’s Republic of China (“PRC” or “China”), with its legal address at 8 Changchun Road, Wuhu Economic and Technological Development Area, Anhui Province, PRC, (hereinafter referred to as “Party A”); and

(2)	Quantum (2007) LLC, a limited liability company established and existing under the laws of the State of Delaware, the United States of America, with its legal address at 16192 Coastal Highway, Lewes, Delaware 19958, USA (hereinafter referred to as “Party B”).

Party A and Party B shall be referred to individually as a “Party” and collectively as the “Parties”.

PRELIMINARY STATEMENT

WHEREAS, Party A and Party B executed a Joint Venture Contract (the “Contract”) on February 16, 2007, for the establishment of Chery Quantum Auto Co., Ltd. (the “JV Company”, which changed its name to in Chinese and to Qoros Automotive Co., Ltd. in English), a Sino-foreign equity joint venture company under PRC law. The Contract was approved by the Ministry of Commerce of the People’s Republic of China (the “MOFCOM”) on December 18,2007;

WHEREAS, Party A and Party B executed by now thirteen (13) amendments to the Contract (all aforesaid amendments to the Contract also “the Previous Contract Amendments”);

NOW, THEREFORE, in accordance with the provisions of the Contract and the relevant PRC laws, rules and regulations, the Parties hereby agree as follows:

ARTICLE 1. DEFINITIONS

1.1	All terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Contract.

1.2	“Articles of Association Amendment No. 14” means the Fourteenth Amendment to the Articles of Association of Qoros Automotive Co., Ltd. executed on the same date hereof.

1.3	“Effective Date of this Contract Amendment No. 14” means the date referred to in Article 4 hereof.

1.4	“Registration Authority” means the registration authority of the JV Company, which is the Jiangsu Province Administration for Industry and Commerce.

3

ARTICLE 2. AMENDMENTS TO THE CONTRACT

2.1	Agree that Article 5.1 of the Contract shall be revised to read as follows:

“The JV Company’s total amount of investment shall be increased by One Thousand one Hundred Million RMB (RMB 1,100,000,000) from Ten Thousand Four Hundred Ninety Four Million Nine Hundred Fifty Thousand RMB (RMB 10,494,950,000) to Eleven Thousand Five Hundred Ninety Four Million Nine Hundred Fifty Thousand RMB (RMB 11,594,950,000) while its registered capital shall be increased by Four Hundred Million RMB (RMB 400,000,000) from Five Thousand Five Hundred Thirty One Million Eight Hundred Forty Thousand RMB (RMB 5,531,840,000) to Five Thousand Nine Hundred Thirty One Million Eight Hundred Forty Thousand RMB (RMB 5,931,840,000).

Of the increased amount of registered capital of Four Hundred Million RMB (RMB 400,000,000), each Party shall contribute a cash amount of Two Hundred Million RMB (RMB 200,000,000) to the JV Company’s capital account not later than 15 PRC banking days after the requirements for contribution of the increased registered capital are met (i.e. the Examination and Approval Authority has approved the Contract Amendment No. 14 and the JV Company has provided certified copies of such approval to each of the Parties and the competent department of the State Administration of Foreign Exchange has approved the respective increase of the capital account of the JV Company).

It is agreed by the Parties that Art. 5.3 and Art. 5.6 of the Contract shall not apply to the increase of registered capital under the Contract Amendment No. 14.”

2.2	Agree that Article 5.2 of the Contract shall be revised to read as follows:

“The Parties’ contributions to the JV Company’s registered capital shall be as follows:

5.2.1	Party A’s contribution to the registered capital of the JV Company shall be Two Thousand Nine Hundred Sixty Five Million Nine Hundred Twenty Thousand RMB (RMB 2,965,920,000), representing fifty percent (50%) of the equity interest in the JV Company’s registered capital of which Two Thousand Seven Hundred Sixty Five Million Nine Hundred Twenty Thousand RMB (RMB 2,765,920,000) have already been contributed in accordance with the Contract including its Previous Contract Amendments.

5.2.2	Party B’s contribution to the registered capital of the JV Company shall be Two Thousand Nine Hundred Sixty Five Million Nine Hundred Twenty Thousand RMB (RMB 2,965,920,000), representing fifty percent (50%) of the equity interest in the JV Company’s registered capital of which Two Thousand Seven Hundred Sixty Five Million Nine Hundred Twenty Thousand RMB (RMB 2,765,920,000) have already been contributed in accordance with the Contract including its Previous Contract Amendments. Party B shall make its cash contributions in United States Dollars or Euro. The equivalent United States Dollars or Euro amount shall be calculated based on the median rate of Renminbi to United States Dollars or Euro, as appropriate, published by the People’s Bank of China on the date when the JV Company receives in its capital account each installment of the capital contribution made by Party B.”

4

ARTICLE 3. REPRESENTATIONS. WARRANTIES AND UNDERTAKINGS

3.1	Each Party hereby represents and warrants to the other Party that, as of the date this Contract Amendment No. 14 is signed and as of the Effective Date of this Contract Amendment No. 14:

a)	such Party is duly organized, validly existing under the laws of the place of its establishment or incorporation;

b)	such Party has all requisite power and capacity required to enter into this Contract Amendment No. 14;

c)	such Party has taken all corporate actions necessary to authorize it to enter into this Contract Amendment No. 14, and its representative whose signature is affixed hereto is fully authorized to sign this Contract Amendment No. 14 and to bind such Party thereby;

d)	upon the Effective Date of this Contract Amendment No. 14, this Contract Amendment No. 14 shall be legally binding on such Party;

e)	all negotiations relative to this Contract Amendment No. 14 and the transactions contemplated hereby have been carried on by such Party and its respective representatives without any assistance or the intervention of any person or entity requested by that Party or any of its Affiliates so as to give rise to any valid claim against such Party or its respective Affiliates, for a brokerage commission, finder’s fee, or other like payment;

f)	neither the signature of this Contract Amendment No. 14 nor the performance of its obligations hereunder will conflict with, or result in a breach of, or constitute a default under, any provision of the articles of association, by-laws or other documents of such Party, or any law, regulation, rule, authorization or approval of any government agency or body, or of any contract or agreement, to which such Party is a party or subject;

g)	[***] no lawsuit, arbitration, other legal or administrative proceeding, or governmental investigation is pending or, to the best of such Party’s or its Affiliate(s)’ knowledge, is threatened, against such Party or its Affiliate(s) that would affect in any way its ability to enter into or perform the Contract, any of the Ancillary Contracts or this Contract Amendment No. 14; and

5

h)	all documents, statements and information in the possession of such Party relating to the transactions contemplated by this Contract Amendment No. 14 which may have a material adverse effect on such Party’s ability to fully perform its obligations hereunder or which, if disclosed to the other Party, would have a material effect on the other Party’s willingness to enter into this Contract Amendment No. 14, have been disclosed to the other Party.

3.2	Each Party undertakes to cause all of their respective appointees to the JV Company’s Board of Directors to:

(a)	approve the amendments set out in Article 2 hereof at latest within fifteen (15) days after the due execution of this Contract Amendment No. 14 by the Parties; and

(b)	execute all other necessary documents and take all other actions necessary or desirable for the effectiveness of this Contract Amendment No. 14.

ARTICLE 4. EFFECTIVENESS OF CONTRACT AMENDMENT NO. 14

This Contract Amendment No. 14 shall become effective on the date on which it is signed by the Parties and, if so required under applicable PRC law and regulation, has been approved by the Examination and Approval Authority without any variations which are not acceptable to any of the Parties.

ARTICLE 5. GENERAL PROVISIONS

5.1	All other terms of the Contract not amended by the provisions of this Contract Amendment No. 14 shall remain the same and shall remain effective and binding on the Parties thereto.

5.2	No amendment or modification of this Contract Amendment No. 14 shall be effective unless made in writing and signed by the Parties and approved by the Examination and Approval Authority.

5.3	This Contract Amendment No. 14 is signed in Chinese and English, with six (6) originals in each language. Both language versions shall be equally valid.

5.4	This Contract Amendment No. 14 is an integral part of the Contract, and shall be equally valid with the Contract. In the event of any conflict or discrepancy between the provisions of the Contract and/or the Previous Contract Amendments on the one side and the provisions of this Contract Amendment No. 14 on the other side, the provisions of this Contract Amendment No. 14 shall take precedence over the provisions of the Contract and the Previous Contract Amendments.

[No Text Below]

6

IN WITNESS WHEREOF, the Parties hereto have caused this Contract Amendment No. 14 to be executed by their duly authorised representatives on the date first set forth above.

Wuhu Chery Automobile Investment Co., Ltd.

By:

Name:	Tongyue Yin
Title:	Authorized Representative
Nationality:	Chinese

Company Seal:

Quantum(2007) LLC

By:

Name:	Nir Gilad
Title:	Manager
Nationality:	Israeli

Company Seal:

7

CONTRACT FOR THE FIFTEENTH AMENDMENT OF THE

JOINT VENTURE CONTRACT OF QOROS AUTOMOTIVE CO., LTD.

by and between

Wuhu Chery Automobile Investment Co., Ltd.

and

Quantum (2007) LLC

DATE: 20 October, 2013

2

CONTRACT FOR THE FIFTEENTH AMENDMENT OF THE JOINT VENTURE CONTRACT

THIS CONTRACT FOR THE FIFTEENTH AMENDMENT OF THE JOINT VENTURE CONTRACT (this “Contract Amendment No. 15”) is made on the date first above written by and between:

(1)	Wuhu Chery Automobile Investment Co., Ltd., a limited liability company duly organized and existing under the laws of the People’s Republic of China (“PRC” or “China”), with its legal address at 8 Changchun Road, Wuhu Economic and Technological Development Area, Anhui Province, PRC, (hereinafter referred to as “Party A”); and

(2)	Quantum (2007) LLC, a limited liability company established and existing under the laws of the State of Delaware, the United States of America, with its legal address at 16192 Coastal Highway, Lewes, Delaware 19958, USA (hereinafter referred to as “Party B”).

Party A and Party B shall be referred to individually as a “Party” and collectively as the “Parties”.

PRELIMINARY STATEMENT

WHEREAS, Party A and Party B executed a Joint Venture Contract (the “Contract”) on February 16, 2007, for the establishment of Chery Quantum Auto Co., Ltd. (the “JV Company”, which changed its name to in Chinese and to Qoros Automotive Co., Ltd. in English), a Sino-foreign equity joint venture company under PRC law. The Contract was approved by the Ministry of Commerce of the People’s Republic of China (the “MOFCOM”) on December 18, 2007;

WHEREAS, Party A and Party B executed by now fourteen (14) amendments to the Contract (all aforesaid amendments to the Contract also “the Previous Contract Amendments”);

NOW, THEREFORE, in accordance with the provisions of the Contract and the relevant PRC laws, rules and regulations, the Parties hereby agree as follows:

ARTICLE 1. DEFINITIONS

1.1	All terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Contract.

1.2	“Articles of Association Amendment No. 15” means the Fifteenth Amendment to the Articles of Association of Qoros Automotive Co., Ltd. executed on the same date hereof.

1.3	“Effective Date of this Contract Amendment No. 15” means the date referred to in Article 4 hereof.

1.4	“Registration Authority” means the registration authority of the JV Company, which is the Jiangsu Province Administration for Industry and Commerce.

3

ARTICLE 2. AMENDMENTS TO THE CONTRACT

2.1	Agree that Article 5.1 of the Contract shall be revised to read as follows:

“The JV Company’s total amount of investment shall be increased by One Thousand Seven Hundred Million RMB (RMB 1,700,000,000) from Eleven Thousand Five Hundred Ninety Four Million Nine Hundred Fifty Thousand RMB (RMB 11,594,950,000) to Thirteen Thousand Two Hundred Ninety Four Million Nine Hundred Fifty Thousand RMB (RMB 13,294,950,000) while its registered capital shall be increased by Five Hundred Million RMB (RMB 500,000,000) from Five Thousand Nine Hundred Thirty One Million Eight Hundred Forty Thousand RMB (RMB 5,931,840,000) to Six Thousand Four Hundred Thirty One Million Eight Hundred Forty Thousand RMB (RMB 6,431,840,000).

Of the increased amount of registered capital of Five Hundred Million RMB (RMB 500,000,000), each Party shall contribute a cash amount of Two Hundred Fifty Million RMB (RMB 250,000,000) to the JV Company’s capital account not later than 15 PRC banking days after the requirements for contribution of the increased registered capital are met (i.e. the Examination and Approval Authority has approved the Contract Amendment No. 15 and the JV Company has provided certified copies of such approval to each of the Parties and the competent department of the State Administration of Foreign Exchange has approved the respective increase of the capital account of the JV Company).

It is agreed by the Parties that Art. 5.3 and Art. 5.6 of the Contract shall not apply to the increase of registered capital under the Contract Amendment No. 15.”

2.2	Agree that Article 5.2 of the Contract shall be revised to read as follows:

“The Parties’ contributions to the JV Company’s registered capital shall be as follows:

5.2.1	Party A’s contribution to the registered capital of the JV Company shall be Three Thousand Two Hundred Fifteen Million Nine Hundred Twenty Thousand RMB (RMB 3,215,920,000), representing fifty percent (50%) of the equity interest in the JV Company’s registered capital of which Two Thousand Nine Hundred Sixty Five Million Nine Hundred Twenty Thousand RMB (RMB 2,965,920,000) have already been contributed in accordance with the Contract including its Previous Contract Amendments.

5.2.2	Party B’s contribution to the registered capital of the JV Company shall be Three Thousand Two Hundred Fifteen Million Nine Hundred Twenty Thousand RMB (RMB 3,215,920,000), representing fifty percent (50%) of the equity interest in the JV Company’s registered capital of which Two Thousand Nine Hundred Sixty Five Million Nine Hundred Twenty Thousand RMB (RMB 2,965,920,000) have already been contributed in accordance with the Contract including its Previous Contract Amendments. Party B shall make its cash contributions in United States Dollars or Euro. The equivalent United States Dollars or Euro amount shall be calculated based on the median rate of Renminbi to United States Dollars or Euro, as appropriate, published by the People’s Bank of China on the date when the JV Company receives in its capital account each installment of the capital contribution made by Party B.”

4

ARTICLE 3. REPRESENTATIONS, WARRANTIES AND UNDERTAKINGS

3.1	Each Party hereby represents and warrants to the other Party that, as of the date this Contract Amendment No. 15 is signed and as of the Effective Date of this Contract Amendment No. 15:

a)	such Party is duly organized, validly existing under the laws of the place of its establishment or incorporation;

b)	such Party has all requisite power and capacity required to enter into this Contract Amendment No. 15;

c)	such Party has taken all corporate actions necessary to authorize it to enter into this Contract Amendment No. 15, and its representative whose signature is affixed hereto is fully authorized to sign this Contract Amendment No. 15 and to bind such Party thereby,

d)	upon the Effective Date of this Contract Amendment No. 15, this Contract Amendment No. 15 shall be legally binding on such Party;

e)	all negotiations relative to this Contract Amendment No. 15 and the transactions contemplated hereby have been carried on by such Party and its respective representatives without any assistance or the intervention of any person or entity requested by that Party or any of its Affiliates so as to give rise to any valid claim against such Party or its respective Affiliates, for a brokerage commission, finder’s fee, or other like payment;

f)	neither the signature of this Contract Amendment No. 15 nor the performance of its obligations hereunder will conflict with, or result in a breach of, or constitute a default under, any provision of the articles of association, by-laws or other documents of such Party, or any law, regulation, rule, authorization or approval of any government agency or body, or of any contract or agreement, to which such Party is a party or subject;

g)	[***], no lawsuit, arbitration, other legal or administrative proceeding, or governmental investigation is pending or, to the best of such Party’s or its Affliate(s)’ knowledge, is threatened, against such Party or its Affiliate(s) that would affect in any way its ability to enter into or perform the Contract, any of the Ancillary Contracts or this Contract Amendment No. 15; and

5

h)	all documents, statements and information in the possession of such Party relating to the transactions contemplated by this Contract Amendment No. 15 which may have a material adverse effect on such Party’s ability to fully perform its obligations hereunder or which, if disclosed to the other Party, would have a material effect on the other Party’s willingness to enter into this Contract Amendment No. 15, have been disclosed to the other Party.

3.2	Each Party undertakes to cause all of their respective appointees to the JV Company’s Board of Directors to:

(a)	approve the amendments set out in Article 2 hereof at latest within fifteen (15) days after the due execution of this Contract Amendment No. 15 by the Parties; and

(b)	execute all other necessary documents and take all other actions necessary or desirable for the effectiveness of this Contract Amendment No. 15.

ARTICLE 4. EFFECTIVENESS OF CONTRACT AMENDMENT NO. 15

This Contract Amendment No. 15 shall become effective on the date on which it is signed by the Parties and, if so required under applicable PRC law and regulation, has been approved by the Examination and Approval Authority without any variations which are not acceptable to any of the Parties.

ARTICLE 5. GENERAL PROVISIONS

5.1	All other terms of the Contract not amended by the provisions of this Contract Amendment No. 15 shall remain the same and shall remain effective and binding on the Parties thereto.

5.2	No amendment or modification of this Contract Amendment No. 15 shall be effective unless made in writing and signed by the Parties and approved by the Examination and Approval Authority.

5.3	This Contract Amendment No. 15 is signed in Chinese and English, with six (6) originals in each language. Both language versions shall be equally valid.

5.4	This Contract Amendment No. 15 is an integral part of the Contract, and shall be equally valid with the Contract. In the event of any conflict or discrepancy between the provisions of the Contract and/or the Previous Contract Amendments on the one side and the provisions of this Contract Amendment No. 15 on the other side, the provisions of this Contract Amendment No. 15 shall take precedence over the provisions of the Contract and the Previous Contract Amendments.

[No Text Below]

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IN WITNESS WHEREOF, the Parties hereto have caused this Contract Amendment No. 15 to be executed by their duly authorised representatives on the date first set forth above.

Wuhu Chery Automobile Investment Co., Ltd.

By:

Name:	Tongyue Yin
Title:	Authorized Representative
Nationality:	Chinese

Company Seal:

Quantum (2007) LLC

By:

Name:	Nir Gilad
Title:	Manager
Nationality:	Israeli

Company Seal:

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CONTRACT FOR THE SIXTEENTH AMENDMENT OF THE

JOINT VENTURE CONTRACT OF QOROS AUTOMOTIVE CO., LTD.

by and between

Wuhu Chery Automobile Investment Co., Ltd.

and

Quantum (2007) LLC

DATE: 18 November 2013

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CONTRACT FOR THE SIXTEENTH AMENDMENT OF THE JOINT VENTURE

CONTRACT

THIS CONTRACT FOR THE SIXTEENTH AMENDMENT OF THE JOINT VENTURE CONTRACT (this “Contract Amendment No. 16”) is made on the date first above written by and between:

(1)	Wuhu Chery Automobile Investment Co., Ltd., a limited liability company duly organized and existing under the laws of the People’s Republic of China (“PRC” or “China”), with its legal address at 8 Changchun Road, Wuhu Economic and Technological Development Area, Anhui Province, PRC, (hereinafter referred to as “Party A”); and

(2)	Quantum (2007) LLC, a limited liability company established and existing under the laws of the State of Delaware, the United States of America, with its legal address at 16192 Coastal Highway, Lewes, Delaware 19958, USA (hereinafter referred to as “Party B”).

Party A and Party B shall be referred to individually as a “Party” and collectively as the “Parties”.

PRELIMINARY STATEMENT

WHEREAS, Party A and Party B executed a Joint Venture Contract (the “Contract”) on 16 February 2007, for the establishment of Chery Quantum Auto Co., Ltd. (the “JV Company”, which changed its name to in Chinese and to Qoros Automotive Co., Ltd. in English), a Sino-foreign equity joint venture company under PRC law. The Contract was approved by the Ministry of Commerce of the People’s Republic of China (the “MOFCOM”) on 18 December 2007;

WHEREAS, Party A and Party B executed by now fifteen (15) amendments to the Contract (all aforesaid amendments to the Contract also “the Previous Contract Amendments”);

NOW, THEREFORE, in accordance with the provisions of the Contract and the relevant PRC laws, rules and regulations, the Parties hereby agree as follows:

ARTICLE 1. DEFINITIONS

1.1	All terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Contract.

1.2	“Articles of Association Amendment No. 16” means the SIXTEENTH Amendment to the Articles of Association of Qoros Automotive Co., Ltd. executed on the same date hereof.

1.3	“Effective Date of this Contract Amendment No. 16” means the date referred to in Article 4 hereof.

1.4	“Registration Authority” means the registration authority of the JV Company, which is the Jiangsu Province Administration for Industry and Commerce.

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ARTICLE 2. AMENDMENTS TO THE CONTRACT

2.1	Agree that Article 4.2 of the Contract shall be revised to read as follows:

“The business scope of the JV Company shall be:

Business items under license management: other hazardous chemical products: flammable liquids in intermediate flashpoint group under Item 2 Class 3: adhesives for automobile doors and windows; liquid sealants. Corrosives presenting acidic properties under Item 1 Class 8: batteries [with acid liquid] (stock prohibited; for commodities subject to administration licensing, the relevant procedures shall be carried out in accordance with the applicable regulations).

Business items without license management: production and sale of motor vehicles under the Qoros-brand; technical services and technology trade; wholesale and import/export of parts and accessories for vehicles, special tools, lubricant oil, chemicals, vehicle decorations, electronic product accessories, clothing and daily use articles (not involving commodities subject to State-run trade administration, for commodities subject to quota and licensing, the Government regulation application process shall apply); motor vehicles after-sales services, technical services and business consulting service; software development and sales, and technical services, data processing and storage service.”

ARTICLE 3. REPRESENTATIONS, WARRANTIES AND UNDERTAKINGS

3.1	Each Party hereby represents and warrants to the other Party that, as of the date this Contract Amendment No. 16 is signed and as of the Effective Date of this Contract Amendment No. 16:

a)	such Party is duly organized, validly existing under the laws of the place of its establishment or incorporation;

b)	such Party has all requisite power and capacity required to enter into this Contract Amendment No. 16;

c)	such Party has taken all corporate actions necessary to authorize it to enter into this Contract Amendment No. 16, and its representative whose signature is affixed hereto is fully authorized to sign this Contract Amendment No. 16 and to bind such Party thereby;

d)	upon the Effective Date of this Contract Amendment No. 16, this Contract Amendment No. 16 shall be legally binding on such Party;

e)	all negotiations relative to this Contract Amendment No. 16 and the transactions contemplated hereby have been carried on by such Party and its respective representatives without any assistance or the intervention of any person or entity requested by that Party or any of its Affiliates so as to give rise to any valid claim against such Party or its respective Affiliates, for a brokerage commission, finder’s fee, or other like payment;

f)	neither the signature of this Contract Amendment No. 16 nor the performance of its obligations hereunder will conflict with, or result in a breach of, or constitute a default under, any provision of the articles of association, by-laws or other documents of such Party, or any law, regulation, rule, authorization or approval of any government agency or body, or of any contract or agreement, to which such Party is a party or subject;

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g)	[***], no lawsuit, arbitration, other legal or administrative proceeding, or governmental investigation is pending or, to the best of such Party’s or its Affiliate(s)’ knowledge, is threatened, against such Party or its Affiliate(s) that would affect in any way its ability to enter into or perform the Contract, any of the Ancillary Contracts or this Contract Amendment No. 16; and

h)	all documents, statements and information in the possession of such Party relating to the transactions contemplated by this Contract Amendment No. 16 which may have a material adverse effect on such Party’s ability to fully perform its obligations hereunder or which, if disclosed to the other Party, would have a material effect on the other Party’s willingness to enter into this Contract Amendment No. 16, have been disclosed to the other Party.

3.2	Each Party undertakes to cause all of their respective appointees to the JV Company’s Board of Directors to:

(a)	approve the amendments set out in Article 2 hereof at latest within fifteen (15) days after the due execution of this Contract Amendment No. 16 by the Parties; and

(b)	execute all other necessary documents and take all other actions necessary or desirable for the effectiveness of this Contract Amendment No. 16.

ARTICLE 4. EFFECTIVENESS OF CONTRACT AMENDMENT NO. 16

This Contract Amendment No. 16 shall become effective .on the date on which it is signed by the Parties and, if so required under applicable PRC law and regulation, has been approved by the Examination and Approval Authority without any variations which are not acceptable to any of the Parties.

ARTICLE 5. GENERAL PROVISIONS

5.1	All other terms of the Contract not amended by the provisions of this Contract Amendment No. 16 shall remain the same and shall remain effective and binding on the Parties thereto.

5.2	No amendment or modification of this Contract Amendment No. 16 shall be effective unless made in writing and signed by the Parties and approved by the Examination and Approval Authority.

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5.3	This Contract Amendment No. 16 is signed in Chinese and English, with six (6) originals in each language. Both language versions shall be equally valid.

5.4	This Contract Amendment No. 16 is an integral part of the Contract, and shall be equally valid with the Contract. In the event of any conflict or discrepancy between the provisions of the Contract and/or the Previous Contract Amendments on the one side and the provisions of this Contract Amendment No. 16 on the other side, the provisions of this Contract Amendment No. 16 shall take precedence over the provisions of the Contract and the Previous Contract Amendments.

[No Text Below]

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IN WITNESS WHEREOF, the Parties hereto have caused this Contract Amendment No. 16 to be executed by their duly authorised representatives on the date first set forth above.

Wuhu Chery Automobile Investment Co., Ltd.

By:

Name:	Tongyue Yin
Title:	Authorized Representative
Nationality:	Chinese

Company Seal:

Quantum (2007) LLC

By:

Name:	Nir Gilad
Title:	Manager
Nationality:	Israeli

Company Seal:

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